UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-10145

Baillie Gifford Funds
(Exact name of registrant as specified in charter)

1 Greenside Row Edinburgh, Scotland, UK			EH1 3AN
(Address of principal executive offices)			(Zip code)

Gareth Griffiths 1 Greenside Row Edinburgh, Scotland, UK, EH1 3AN
(Name and address of agent for service)

Registrant’s telephone number, including area code:		011-44-131-275-2000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

BAILLIE GIFFORD FUNDS

EAFE Fund

EAFE Choice Fund

EAFE Pure Fund

Emerging Markets Fund

Global Alpha Equity Fund

Global Select Equity Fund

International Concentrated Growth Fund

International Equity Fund

International Smaller Companies Fund

Long Term Global Growth Equity Fund

Positive Change Equity Fund

U.S. Equity Growth Fund

Annual Report

December 31, 2018

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund's annual and semi-annual shareholder reports will not be sent by mail unless you specifically request to receive paper copies. Instead, the reports will be made available on the Funds' website (https://www.bailliegifford.com/en/usa/professional-investor/literature/), and you will be notified by mail each time a shareholder report that includes your Fund is posted and provided with a website link to access the report.

If you have already elected to receive shareholders reports electronically, your election will not be affected and you need not take any further action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime in advance of January 1, 2021 by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling 1-844-394-6127 or by sending an e-mail request to BGFundsReporting@bailliegifford.com.

If you currently receive reports in paper and wish to continue to do so after January 1, 2021, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-844-394-6127 or send an email request to BGFundsReporting@bailliegifford.com. Your election to receive reports in paper will apply to all funds held in your account (whether or not they are Baillie Gifford Funds) if you invest through your financial intermediary or all Funds held with the Baillie Gifford Funds complex if you invest directly with the Funds.

Index

Page Number
01	Management Discussion
25	Fund Expenses
EAFE Fund
31	Industry Diversification Table
32	Portfolio of Investments
36	Statement of Assets and Liabilities
37	Statement of Operations
38	Statements of Changes in Net Assets
Financial Highlights
40	Selected Data for Class 2
41	Selected Data for Class 3
42	Selected Data for Class 4
43	Selected Data for Class 5
44	Selected Data for Class K
45	Selected Data for Institutional Class
EAFE Choice Fund
46	Industry Diversification Table
47	Portfolio of Investments
52	Statement of Assets and Liabilities
53	Statement of Operations
54	Statements of Changes in Net Assets
Financial Highlights
55	Selected Data for Class 2
56	Selected Data for Class K
57	Selected Data for Institutional Class
EAFE Pure Fund
58	Industry Diversification Table
59	Portfolio of Investments
63	Statement of Assets and Liabilities
64	Statement of Operations
65	Statements of Changes in Net Assets
Financial Highlights
66	Selected Data for Class 2
67	Selected Data for Class 3
68	Selected Data for Class K
69	Selected Data for Institutional Class
Emerging Markets Fund
70	Industry Diversification Table
71	Portfolio of Investments
76	Statement of Assets and Liabilities
77	Statement of Operations
78	Statements of Changes in Net Assets
Financial Highlights
80	Selected Data for Class 2
81	Selected Data for Class 3
82	Selected Data for Class 5
83	Selected Data for Class K
84	Selected Data for Institutional Class
Global Alpha Equity Fund
85	Industry Diversification Table
86	Portfolio of Investments
92	Statement of Assets and Liabilities
93	Statement of Operations
94	Statements of Changes in Net Assets
Financial Highlights
96	Selected Data for Class 2
97	Selected Data for Class 3
98	Selected Data for Class 4
99	Selected Data for Class K
100	Selected Data for Institutional Class
Global Select Equity Fund
101	Industry Diversification Table
102	Portfolio of Investments
106	Statement of Assets and Liabilities
107	Statement of Operations
108	Statements of Changes in Net Assets
Financial Highlights
109	Selected Data for Class K
110	Selected Data for Institutional Class
International Concentrated Growth Fund
111	Industry Diversification Table
112	Portfolio of Investments
115	Statement of Assets and Liabilities
116	Statement of Operations
Page Number
117	Statements of Changes in Net Assets
Financial Highlights
118	Selected Data for Class K
119	Selected Data for Institutional Class
International Equity Fund
120	Industry Diversification Table
121	Portfolio of Investments
127	Statement of Assets and Liabilities
128	Statement of Operations
129	Statements of Changes in Net Assets
Financial Highlights
131	Selected Data for Class 2
132	Selected Data for Class 3
133	Selected Data for Class 4
134	Selected Data for Class 5
135	Selected Data for Class K
136	Selected Data for Institutional Class
International Smaller Companies Fund
137	Industry Diversification Table
138	Portfolio of Investments
142	Statement of Assets and Liabilities
143	Statement of Operations
144	Statements of Changes in Net Assets
Financial Highlights
145	Selected Data for Class K
146	Selected Data for Institutional Class
Long Term Global Growth Equity Fund
147	Industry Diversification Table
148	Portfolio of Investments
151	Statement of Assets and Liabilities
152	Statement of Operations
153	Statements of Changes in Net Assets
Financial Highlights
154	Selected Data for Class 2
155	Selected Data for Class 5
156	Selected Data for Class K
157	Selected Data for Institutional Class
Positive Change Equity Fund
158	Industry Diversification Table
159	Portfolio of Investments
162	Statement of Assets and Liabilities
163	Statement of Operations
164	Statements of Changes in Net Assets
Financial Highlights
165	Selected Data for Class K
166	Selected Data for Institutional Class
U.S. Equity Growth Fund
167	Industry Diversification Table
168	Portfolio of Investments
170	Statement of Assets and Liabilities
171	Statement of Operations
172	Statements of Changes in Net Assets
Financial Highlights
173	Selected Data for Class K
174	Selected Data for Institutional Class
175	Notes to Financial Statements
205	Report of Independent Registered Public Accounting Firm
Supplemental Information
206	Federal Income Tax Information
208	Management of the Trust
210	Board Considerations Regarding New Fund's Contract Approval

Source: © David Robertson / Alamy Stock Photo

Management Discussion (unaudited)

Annual Report December 31, 2018

EAFE Fund

Market Conditions and Review of Performance during 2018

International equity markets struggled in 2018 with the MSCI EAFE index ending the year down 13.36%. Against this backdrop, the EAFE Fund Class 2 underperformed the benchmark, returning -17.33% over the 12-month period.

Volatility in the MSCI EAFE index increased in the latter part of the year. A range of factors including trade wars, political tension and economic stress in some emerging market countries, weighed on market sentiment. The pullback in performance was driven by notable declines in technology stocks and Chinese equities. At times like these, we don't believe our ability to add value lies in predicting macroeconomic trends, but instead, we choose to study a company's ability to grow. As ever, our focus is on the operational performance of companies, which we believe drives long-term returns. Two of the top examples in the Fund this year are Wix and Ocado.

The share price of Wix, the Israeli cloud-based web development platform, strengthened over the period due to rapid growth in revenue and an acceleration of product monetization. Management have set an ambitious goal of one billion registered users from the current 130 million. More details were also provided on its WixCode product and the potential to expand the company's addressable market among expert web developers.

Ocado, the online grocery retailer, saw its share price double over the year as the company announced a transformative partnership with an array of large supermarket chains. The most significant contract is with Kroger, the second biggest supermarket chain in the US. Ocado will provide Kroger with its 'Smart Platform' technology for online ordering, automated fulfilment and home delivery capabilities. As part of the deal, Kroger will also acquire an extra 5% stake in Ocado. This deal is a momentous event for Ocado as it reaffirms the company's technology platform in online grocery and also validates its platform-as-a-service business outside of the UK. This is an example of where our patience as a long-term shareholder has been rewarded. Ocado has come under severe share price pressure from short sellers betting on its demise, but we have held our conviction in both the operating model and the management team. Ocado still has tremendous growth potential and the future journey has the potential to be very rewarding.

Amongst the negative contributors were Europe's largest online fashion company Zalando and Austrian semiconductor business AMS.

The stock price of Zalando fell during the second half following the release of third quarter results which disappointed the market. Revenue growth was lower than the previous year for the German online retailer at only 12%, but orders increased by 22%. Overall, the company reported a higher net loss than last year. Management mentioned that the "lower than expected growth was mainly due to the extended and unusually hot summer period which reduced consumer demand and delayed the switch to the autumn-winter season''. Over the longer term, we believe that Zalando can benefit from numerous growth opportunities, notably expansion in the US and diversification into the beauty and homeware segments. While we do expect short-term bumps in the road, we don't see any fundamental change in the growth of online fashion or the ability of management at Zalando to execute.

AMS disappointed the market on the back of external pressures from reducing demand in some end products. One such product manufactured by the analogue semiconductor company is the optical module for the new 3D facial recognition sensors used in the new iPhone X. The recent weak sales data from Apple has also weighed heavily on the near-term share price of AMS. That said, the company appears to be focused on the long-term growth opportunity in optical technology. For example, 3D sensing is at an early stage of a multi-year adoption cycle across numerous end markets. Despite the company's growth prospects, we continue to watch AMS closely for now.

There will be times when the Fund is out of step with the mood of the market, and this is one such period. In times like these, we need the fortitude to stick to our philosophy. We spend our days finding the very best growth companies and own them with conviction. In checking our conviction, we pore over the detail of operational performance and ignore the share price performance. We believe the Fund continues to hold the best available growth companies, with strong operational performance that should compound returns over the long term.

Investment Strategies used to manage the Fund

The investment strategy remains unchanged. The Fund invests in growth stocks based on bottom-up company

01

Management Discussion (unaudited)

Annual Report December 31, 2018

analysis. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes, financial strength and valuation. We also consider whether we have a different view from the wider market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. When formulating an investment opinion, we pay little heed to broker research. Instead, we prefer to listen to alternative voices such as academia, authors, and independent experts.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Ambu, Aston Martin Lagonda, CyberAgent, Meituan Dianping, NIO, Ping An Insurance, Spotify

Complete Sales:

EXOR, Gemalto, Jeronimo Martins, New Oriental, Puma, Rakuten, Richemont, Standard Chartered

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	Since Inception % p.a. (March 6, 2008)
EAFE Fund Class 2*	-17.33%	1.99%	9.73%	3.81%
MSCI EAFE Index	-13.36%	1.00%	6.81%	1.79%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: -17.27% for Class 3, -17.24% for Class 4, -17.20% for Class 5, -17.32% for Class K and -17.34% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

02

Management Discussion (unaudited)

Annual Report December 31, 2018

EAFE Choice Fund

Market Conditions and Review of Performance during 2018

Overall, 2018 turned out to be a forgettable year for equity returns, both in the US and especially internationally. The Fund returned -16.39% for Class 2 versus the MSCI EAFE benchmark return of -13.36%. Without being at all dismissive, we think it is important not to get too euphoric in the good short-term spells, or too despondent in the bad. What matters is how your underlying holdings perform over a multi-year period. The Fund's underlying holdings continue to perform well operationally, and we remain confident that these businesses will be able to continue to grow and thrive in the years ahead. Additionally, while recognizing market declines are uncomfortable, they also produce exciting new opportunities at more attractive valuations.

Stocks that detracted from relative performance included Asos and Zalando. UK-based online fashion retailer Asos has been a successful holding over many years, although it has been a bumpy road at times. The business has carved out a leading position in the global market for online fashion. As recently as October this year, management were reporting on another successful financial year and robust current trading. Unfortunately, the business encountered something of an air pocket in November; although still growing, demand appears to have slowed meaningfully. This coincided with some fierce discounting, both from offline and online retailers, around the time of Black Friday. By the Asos management team's own admission, this unhelpful change in the external environment seems to have been compounded by some relatively minor internal issues, such as some tactical errors. The outcome of this is that management have made a significant revision to their expectations for growth. Because this is a relatively low margin retail business, and because the company happens to be investing heavily in some new distribution capabilities around the world this year, this means that any shortfall of revenues has a high 'drop through' to profitability, and earnings expectations have therefore fallen sharply. We discussed this with management and have decided that we will continue to reflect on this further.

Perhaps not unrelated, Zalando was another key detractor. The Germany-based online fashion retailer, which overlaps with Asos in some key European markets, also suffered an unhelpful operational glitch in the second half of the year. It had warned back in September that unfavourable weather conditions had caused a slowing in its sales growth. However, despite reporting an encouraging resumption of growth since then, its share price has remained in a tailspin, engulfed in what feels like an atmosphere of retail apocalypse as the Asos news has reverberated across the sector. There are now heightened concerns that heavy discounting and competition will extend from the 'bricks and mortar' Retail Presence into the online segment too. Again, we are contemplating our next steps here. We did not anticipate these recent headwinds, and will be reassessing the investment cases here, however we remain convinced that online fashion retailing offers a huge addressable market developing over the next decade and beyond, and that those companies with the necessary investment in logistics and delivery, leading the way with a compelling customer proposition, will emerge from any turbulence as the strong winners in this rapidly growing industry.

In terms of positive contributors, Japanese cosmetic company Shiseido continued to perform well in 2018. We bought this company several years ago on the basis that it was underperforming peers and had appointed its first external CEO, Mr Uotani, in the company's 100+ year history, to turn things around. Shiseido has delivered excellent share price growth over the past couple of years as it consolidated its core brands and opened sales counters across airports — a previously untapped market for the business. Mr Uotani has delivered on his vision, especially in Shiseido's home markets, and we continue to be excited about what he will do to improve the business opportunity in Europe and the US and what he might add to the realized turnaround in Japan and China.

Auto Trader, the leading online car sales portal in the UK, was also a top contributor to performance. The company saw a recovery in its share price over the year as the company made modest upgrades to its profit forecasts. The business appeared to defy pessimism around the domestic backdrop amid Brexit uncertainty, as well as fear over new competition, to deliver steady growth throughout the year despite car sales in the UK being relatively subdued.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of

03

Management Discussion (unaudited)

Annual Report December 31, 2018

individual stocks and deemphasizes the significant of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Bechtle, Homeserve, Keyence, Kingspan Group, Muruta, Nidec, Spotify Technology

Complete Sales:

Brambles, Café de Coral, Capita, Carlsberg, DIA, Japan Exchange Group, Mesoblast, Nestle, Rakuten, Samsung Electronics GDR, Suruga Bank

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (December 17, 2009)
EAFE Choice Fund Class 2*	-16.39%	1.56%	5.80%
MSCI EAFE Index	-13.36%	1.00%	4.51%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes that had shares outstanding as of December 31, 2018 are as follows: -16.36% for Class K and -16.50% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

04

Management Discussion (unaudited)

Annual Report December 31, 2018

EAFE Pure Fund

Market Conditions and Review of Performance during 2018

Overall, 2018 turned out to be a forgettable year for equity returns, both in the US and especially internationally. The Fund returned -16.05% for Class 2 versus the MSCI EAFE benchmark return of -13.36%. Without being at all dismissive, we think it is important not to get too euphoric in the good short-term spells, or too despondent in the bad. What matters is how your underlying holdings perform over a multi-year period. The Fund's underlying holdings continue to perform well operationally, and we remain confident that these businesses will be able to continue to grow and thrive in the years ahead. Additionally, while recognizing market declines are uncomfortable, they also produce exciting new opportunities at more attractive valuations.

Stocks that detracted from relative performance included Asos and Zalando. UK-based online fashion retailer Asos has been a successful holding over many years, although it has been a bumpy road at times. The business has carved out a leading position in the global market for online fashion. As recently as October this year, management were reporting on another successful financial year and robust current trading. Unfortunately, the business encountered something of an air pocket in November; although still growing, demand appears to have slowed meaningfully. This coincided with some fierce discounting, both from offline and online retailers, around the time of Black Friday. By the Asos management team's own admission, this unhelpful change in the external environment seems to have been compounded by some relatively minor internal issues, such as some tactical errors. The outcome of this is that management have made a significant revision to their expectations for growth. Because this is a relatively low margin retail business, and because the company happens to be investing heavily in some new distribution capabilities around the world this year, this means that any shortfall of revenues has a high 'drop through' to profitability, and earnings expectations have therefore fallen sharply. We discussed this with management and have decided that we will continue to reflect on this further.

Perhaps not unrelated, Zalando was another key detractor. The Germany-based online fashion retailer, which overlaps with Asos in some key European markets, also suffered an unhelpful operational glitch in the second half of the year. It had warned back in September that unfavourable weather conditions had caused a slowing in its sales growth. However, despite reporting an encouraging resumption of growth since then, its share price has remained in a tailspin, engulfed in what feels like an atmosphere of retail apocalypse as the Asos news has reverberated across the sector. There are now heightened concerns that heavy discounting and competition will extend from the 'bricks and mortar' Retail Presence into the online segment too. Again, we are contemplating our next steps here. We did not anticipate these recent headwinds, and will be reassessing the investment cases here, however we remain convinced that online fashion retailing offers a huge addressable market developing over the next decade and beyond, and that those companies with the necessary investment in logistics and delivery, leading the way with a compelling customer proposition, will emerge from any turbulence as the strong winners in this rapidly growing industry.

In terms of positive contributors, Japanese cosmetic company Shiseido continued to perform well in 2018. We bought this company several years ago on the basis that it was underperforming peers and had appointed its first external CEO, Mr Uotani, in the company's 100+ year history, to turn things around. Shiseido has delivered excellent share price growth over the past couple of years as it consolidated its core brands and opened sales counters across airports — a previously untapped market for the business. Mr Uotani has delivered on his vision, especially in Shiseido's home markets, and we continue to be excited about what he will do to improve the business opportunity in Europe and the US and what he might add to the realized turnaround in Japan and China.

Auto Trader, the leading online car sales portal in the UK, was also a top contributor to performance. The company saw a recovery in its share price over the year as the company made modest upgrades to its profit forecasts. The business appeared to defy pessimism around the domestic backdrop amid Brexit uncertainty, as well as fear over new competition, to deliver steady growth throughout the year despite car sales in the UK being relatively subdued.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of

05

Management Discussion (unaudited)

Annual Report December 31, 2018

individual stocks and deemphasizes the significant of economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the

Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Bechtle, Homeserve, Keyence, Kingspan Group, Muruta, Nidec, Spotify Technology

Complete Sales:

Brambles, Capita, Carlsberg, DIA, Japan Exchange Group, Mesoblast, Nestle, Rakuten, Suruga Bank

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (April 15, 2014)
EAFE Pure Fund Class 2*	-16.05%	1.29%
MSCI EAFE Index	-13.36%	1.23%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes that had shares outstanding as of December 31, 2018 are as follows: -15.99% for Class 3, -16.05% for Class K, and -16.13% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

06

Management Discussion (unaudited)

Annual Report December 31, 2018

Emerging Markets Fund

Market Conditions and Review of Performance during 2018

Class 5 shares of the Fund returned -14.80% for Class 5 during 2018, which compares to -14.25% for the MSCI Emerging Markets Index.

In absolute terms, this is of course a stark contrast to 2017. We began 2018 with a sense of optimism about Emerging Markets. Our reasons to be cheerful were numerous, and included an improvement in global growth, continued policy easing across many emerging markets, China's economic shift and its emergence as a technology leader, and inflection points in several economies and industries. Given this healthy backdrop for corporate profitability growth, we have tended to see the glass half full. The underlying operations of companies within the portfolio have been reasonably good on the whole, but the trend for emerging markets as an asset class has been more broadly driven by sentiment and noise.

Despite the weakness in the asset class this year, our enthusiasm for Emerging Markets remains higher than it has been in recent years. Underpinning our assumptions for emerging markets has been the resurgence of global growth. The IMF now forecast 3.7% growth in 2018 (and 3.7% in 2019). This is the fastest rate since 2011 and should be good for emerging markets. Against a forecast for weakening developed market growth in 2019, it is countries like Brazil, Russia and India that are now set to see accelerating growth next year.

We have also been relatively optimistic that the impact of a rising dollar on emerging markets had lessened given the improvement in external borrowing and its bias towards many of the smaller economies. Whilst the evidence suggests this is true, the impact on markets has shown little differentiation. It is important to recognize that eight nations make up over 80% of the MSCI EM index: China, South Korea, Taiwan, India, Brazil, South Africa, Mexico, and Russia. On average, those nations hold the equivalent of less than 10% of GDP in dollar debt. For China and India, the figures are just 1% and 4%, respectively. Yet as the US dollar has continued to strengthen, emerging markets have remained under pressure, with the situation in Turkey and Argentina weighing heavily on the general risk-off sentiment.

Given the long-term time horizon we adopt, we are generally hesitant to draw too many conclusions from an annual performance period. However it's worth noting that we have been in an environment where 'value' has outperformed 'growth' in Emerging Markets and therefore it has been pleasing not to see more stark underperformance, given the continuing growth bias of the portfolio.

The top performance contributor was CNOOC. This Chinese national oil company has performed well in a rising oil price environment and operational progress has been strong. Its oil and gas revenues are growing at a rate of 33% above that of last year, as at its third quarter results. Another strong performer was Banco Bradesco. More generally the Brazilian market performed well towards the end of the year, on optimism that Jair Bolsonaro's government can enact positive reform in state-owned companies and improve the dire fiscal situation in Brazil.

On the other hand, the top performance detractor was Sberbank. We remain optimistic about this position however. The bank is generating a 20% return on equity for shareholders and underlying performance has been good, with strong net profit growth of around 14% compared to last year, as at its third quarter results. Another performance detractor was Brilliance China. This company has a joint venture with BMW in which BMW raised its stake during the year. We view the negative market reaction to this news as unwarranted and continue to believe the long-term demand for BMW in China will be strong.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a fundamental approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse the industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. The emerging markets investment team is responsible for the overall strategy and stock selection process, led by the most senior investment managers. The team meets regularly to

07

Management Discussion (unaudited)

Annual Report December 31, 2018

discuss both buy and sell ideas and to determine the level of conviction in the Fund's holdings.

Trading for the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Banco Macro ADR, BRF SA-ADR, Credicorp, ICICI Prudential Life Insurance, Indraprastha Gas, KGHM

Polska Miedz, Lundin Mining, Mediatek, PagSeguro Digital Ltd, Petrobras Pref ADR, Pinduoduo Inc ADR, Ping An Bank 'A', Premier Oil, Valeura Energy

Complete Sales:

A.S.E. Industrial Holding Co, AAC Technologies Holdings, Airports Of Thailand PC — NVDR, Ayala Land Inc, Baidu.com ADR, China Taiping Insurance International, ICICI Bank ADR, JD.Com Inc — ADR, Largan Precision, PagSeguro Digital Ltd, SINA, SM Prime Holdings, Sohu.com, Sunny Optical Technology, Weibo Corp SPON ADR

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	Since Inception % p.a. (April 4, 2003)
Emerging Markets Fund Class 5*	-14.80%	4.40%	10.77%	13.00%
MSCI Emerging Markets Index	-14.25%	2.02%	8.38%	11.15%

*  The returns for Class 5 shares have been provided. Effective January 1, 2015, the share class structure of The Emerging Markets Fund was changed, and shares previously designated as Class III shares were converted to Class 5 shares. The performance information provided for Class 5 reflects the performance for Class III for periods prior to January 1, 2015. Class III shares were subject to a higher shareholder service fee than Class 5 shares, and no adjustment has been made to the performance information shown for Class 5 to reflect its different expense structure. One-year return figures for the other share classes that had shares outstanding as of December 31, 2018 are as follows: -14.92% for Class 2, -14.86% for Class 3, -14.91% for Class K and -14.98% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 5 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

08

Management Discussion (unaudited)

Annual Report December 31, 2018

Global Alpha Equity Fund

Market Conditions and Review of Performance during 2018

The Spartathlon is an ultra-long distance running event in which competitors run a staggering 246km, starting at the Acropolis in Athens and finishing in Sparta, an ancient town in central Greece. As well as encountering elemental hurdles including searing heat, driving rain and thunderstorms, runners must also navigate significant mental challenges. These should not be underestimated. Indeed, to quote one of this year's competitors, "I think the first half you run with your legs and the next half you run with your mind". The cognitive functioning of one's mind is pushed to its limit by exhaustion and lack of sleep, with many citing darkness as a devilish enemy. Mental discipline is a fundamental ingredient of success both in ultra-marathon running and long-term investing. Arguably, this discipline is tested most in the investment arena when markets are volatile, and sensationalist headlines abound. The latest installment of the Brexit saga, tit-for-tat trade tariff exchanges between the US and China and teeth gnashing over the impact that rising rates and a strong dollar may have on emerging markets, have provided ample ammunition for market commentators. These headlines and the return of volatility to equity markets prove a distraction for many. Our job is to ignore these short-term travails. The fundamental tenets of our investment approach — being active, bottom-up and long-term — remain the bedrock of the Fund's investment philosophy.

The Global Alpha Equity Fund is highly active and willing to make meaningful allocations to its highest conviction ideas. As a result, it is often the case that the list of contributors to, and detractors from relative performance is dominated by the Fund's largest holdings. The list for 2018 is no different.

During a period of Brexit-dominated news flow in Europe, this year was always likely to be a choppy period for UK-based life insurer Prudential. In conjunction with an ongoing demerger of its UK business from Asian and US operations (which we view as a positive), Prudential's share price has been hit hard. Stepping back (as we like to do), we do not believe that there has been any material change to the investment case: over 60% of Prudential's new business profits are now generated in high-growth Asian markets; its UK business has returned to profitability; and rising interest rates are supportive of its US variable annuity business. We have elected to ignore the 'noise' and focus on the fundamentals.

More positively, and despite negative sentiment towards those companies with higher-than-average valuations, Amazon has once again been the largest contributor to the Fund's relative performance. The company continues to impress with its impressive growth rates and will be one of a number of companies that test the assumption that a valuation of $1 trillion is a glass ceiling. It briefly breached this value during 2018 having robustly grown its revenues, cash flows and operating profits. Its ambitions know few bounds — online retail, cloud computing and media are core businesses, but its scope asks us to continually question who might not be disrupted by its Amazonian reach.

Amazon is also a good example of our continued work looking at valuations and 'upside from here'. We maintain our conviction in technology platforms, but have throughout the year recycled profits away from some of the proven winners into others we feel have a longer runway. We have trimmed Amazon three times in 2018 and have also reduced Naspers and Alphabet. We carried out a switch from Yandex (Russia's Google) to Mail.Ru, a peer we judge to have a stronger competitive position and expanded our menu of food delivery companies, adding the UK leader Just Eat to the Fund. Finally, having bought Netflix earlier in the year, we purchased Spotify (music streaming) following its IPO. These two companies have attractive subscription models, diversifying the revenue base of our platform holdings away from advertising and commerce. Both have increasingly entrenched positions and modest penetration relative to the total addressable market.

Elsewhere, and after a sustained period of strong market returns, we have spent time looking for natural diversifiers for the Fund. The search for diversification led us to the currently unloved mining industry. Capital expenditure in this huge industry has fallen from a peak of $140 billion to around $50 billion today. Companies chastened by over-spending on huge expansionary projects are now going by the mantra of the mega-cap oil companies in the 1990s when 'capital discipline' came to the fore. We believe that as supply becomes more restrained and, as demand rises a little, commodity prices, profits and returns can recover significantly. The Fund has taken holdings in BHP Billiton (principally iron ore, metallurgical coal and copper), Orica (mining explosives) and Albemarle (Lithium mining). Regarding the latter, unsurprisingly the investment thesis revolves around the increasing adoption of Electric Vehicles and more renewable technologies where we believe that the pace of growth in demand will outstrip the market's

09

Management Discussion (unaudited)

Annual Report December 31, 2018

current expectations and the supply side will struggle to keep up.

Taking the above transactions into account, the Fund's annual turnover was 18% for the period, in line with its long-term investment horizon.

We believe that the Fund is well positioned for future growth. First and foremost, we are confident in the ability of the companies that it holds on behalf of clients to grow revenues and earnings at above average rates over the long-term. Secondly, we believe many of these companies are supported by enduring structural growth drivers such as growing discretionary spend in many emerging markets, the rise of technology and the internet, and advances in medical care. Just as the successful long-distance runner is not distracted by happenings at the roadside, we remain focused on corporate fundamentals and the search for enduring growth opportunities.

Investment Strategies used to manage the Fund

We aim to invest in companies that will generate sustainable earnings growth above the market over the long term. In determining the potential of a company, we analyse industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit the investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met. The Global Alpha investment team is responsible for the overall strategy and stock selection process. They meet regularly as part of a Portfolio Review Group, along with representatives from each of Baillie Gifford's regional investment teams, to discuss both buy and sell ideas and the level of conviction in their continuing holdings.

Trading for the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Albemarle, BHP Billiton, Chipotle Mexican Grill, Genmab, Just Eat, Lending Tree, Mail.Ru, Meituan Dianping, NetEase.com, Netflix, Orica, Ping An Insurance, Service Corp International, Shopify, Spotify Technology, Sumitomo Mitsui trust

Complete Sales:

Abiomed, Carmax, China Biologic, DIA, Financial Engines, Japan Exchange Group, Lincoln Electric, MTN Group, Novo Nordisk, NVIDIA, OC Oerlikon, Samsung Electronics, Yandex

Management Discussion (unaudited)

Annual Report December 31, 2018

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (November 15, 2011)
Global Alpha Equity Fund Class 3*	-9.37%	6.41%	10.65%
MSCI AC World Index	-8.93%	4.82%	8.63%

*  The returns for Class 3 shares have been provided. One-year return figures for the other share classes that had shares outstanding as of December 31, 2018 are as follows: -9.44% for Class 2, -9.35% for Class 4, -9.38% for Class K, and -9.42% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 3 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2018

Global Select Equity Fund

Market Conditions and Review of Performance during 2018

Following an exceptionally strong year in 2017, 2018 was a disappointing 12 months for global equity investors. The market (as measured by the MSCI All Country World Index) fell by 8.93%, with the main weakness coming towards the end of the year as investor sentiment seemed to sour. Our expertise is in long-term stock-picking, and hence we are loathe to try and offer an explanation for such short-term swings in share prices. However, the main reasons cited have tended to focus on an economic slowdown in certain parts of the world or on threats to future growth from rising interest rates and trade wars.

The Fund performed broadly in line with the benchmark over the year, falling by 9.43%, as strong returns from a number of holdings were offset by weaker performance elsewhere. The single largest detractor to performance was the holding in speciality bakery business Aryzta (Switzerland). Its shares were weak after it warned that profits would be lower than anticipated and that it would need to raise significant new capital from shareholders. Although our normal bias is to give underperforming companies time to turn around their fortunes, we have lost confidence in the investment case for Aryzta and hence decided not to participate in this fundraising and sold out of the stock towards the end of 2018.

Lendingtree (United States), the online loans platform, also shows up as a negative contributor to performance. The business was impacted by the slowdown in the US housing market, for example leading Lendingtree to report revenues from its mortgage refinance product down 15% in its second quarter results. While acknowledging that there is an element of cyclicality inherent in any consumer-related company, we believe there remains considerable potential for Lendingtree to grow over the long run as it becomes a leading digital distributor of finance products. Meanwhile, the Fund's holding in another ecommerce company — JD.com, China's second-largest online retailer — was also a drag on returns over the course of the year. Shares in JD.com fell due to worries about slowing growth in Chinese consumer spending, and also after the company's Chief Executive Officer was arrested for sexual assault.

More encouragingly, we continue to be hugely impressed by the operational performance of Amazon, one of the largest positive contributors to the Fund's performance over 2018. It is incredible that a company that reported revenues of $178 billion for 2017 can still be growing its sales by 29% (based on Amazon's third quarter results), and we are excited by the potential for its newer ventures like grocery and Alexa.

We are also delighted with developments at two of the Fund's healthcare-related holdings, Abiomed and Illumina, both of which featured among the best performing holdings for the period. Abiomed, maker of the Impella heart pump, is growing rapidly as its devices are being used in a wider range of procedures across different geographies. And Illumina, maker of gene-sequencing equipment, continues to make headway into the clinical (as opposed to research) market, via pre-natal and oncology testing for example.

So, although 2018 has reminded us that equity markets are not guaranteed to always produce a positive return in the short run, we have nevertheless been encouraged by the progress made within the Fund at the individual company level over the course of the year. This has been reflected by low portfolio turnover, demonstrating our confidence in the stocks held. The Fund is invested in a collection of high quality businesses which we believe offer superior long-term profit growth. As a result, we enter 2019 in an optimistic mood.

Investment Strategies used to manage the Fund

Our approach to investment can be summarized as long-term growth stockpicking. By a process of fundamental analysis of individual businesses, we seek to identify companies which we believe will grow their profits at an above average rate over a long period of time. This analysis is structured to include a consideration of growth opportunity, competitive edge, management's alignment with shareholders, likely financial returns and a consideration of stewardship matters.

Once we have identified stocks which demonstrate such potential we invest with conviction, and hence the Fund will be very different to its benchmark index. We are patient investors, with a time horizon of five years plus, and so portfolio turnover will typically be low over a given shorter-term period.

Management Discussion (unaudited)

Annual Report December 31, 2018

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Exact Sciences, IMCD Group, Pacira Pharmaceuticals, Redfin, Spotify Technology, Staar Surgical

Complete Sales:

Aryzta, Ctrip.com International, Epiroc, Frutarom, Mitsui OSK Lines, NAVER Corp, OC Oerlikon, Seattle Genetics, Sherwin-Williams Co, Tiffany & Co, Ultra Electronics, Yaskawa Electric

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (December 14, 2017)
Global Select Equity Fund Class K*	-9.43%	-7.72%
MSCI AC World Index	-8.93%	-7.17%

*  The returns for Class K shares have been provided. One-year return figures for the other share class is as follows: -9.43% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2018

International Concentrated Growth Fund

Market Conditions and Review of Performance during 2018.

Against a backdrop of weak international markets in absolute terms, the operational performance of the portfolio has been remarkably strong. Geopolitical uncertainty in many parts of the world has typically dominated the short-term news flow, but often has little direct impact on the long-term business fundamentals of holdings in the Fund. We aim to hold a small number of exceptional growth companies and see market volatility as an opportunity to look where others may not, over a time frame that few are able or willing to entertain.

Amazon and Kering were among the positive contributors to performance. Amazon continues to position itself into addressable markets that could still be a multiple of today's revenues, with a collection of businesses at different stages of their lifecycle. Amazon's scale is critical to its competitive proposition, offering the lowest prices and greatest selection, and therein creating a virtuous circle. Whilst the market may look to short term profitability, we are happy to see Amazon building scale to exploit the various market opportunities. Today billions of dollars are still being spent on R&D by Amazon and there are exciting efforts in online gaming, grocery, music and video streaming and payments.

Kering has an enviable portfolio of luxury brands with global appeal. We have been encouraged by the renaissance of the Gucci brand in recent years and believe there is much more to come. A combination of their strong brand moment and investment in advertising, distribution and new products should provide a healthy tailwind. Additionally, their focus on digital initiatives are expected to speed up a shift towards the online sales channel which should support higher growth for longer. Their focus on enhanced customer data with scope for personalised experiences and improved service levels is leading the way in luxury sales.

Among the key detractors from performance over the 12-month period were Zalando and Spotify. Zalando's recent trading announcements have underwhelmed expectations for a mixture of industry and company specific reasons, most of which appear short term in nature. Consumers have been benefiting from discounting in the retail sector, although an acceleration of the difficulties for Retail Presence companies should work to the benefit of Zalando over the long term. A meeting with management brought greater confidence in their focus on the scale of the future opportunity and their investment in building infrastructure as a key competitive advantage.

In April, we bought shares in the IPO of global music streaming platform, Spotify. The company has 191m users, and the opportunity from here could be many times larger given the universality of music and the ability to offer users both a free and premium tier. Spotify's advantage comes from its greater amount of data. This improves the ability to understand users, offer better personalization and a leading user experience. Altering the supply dynamics and economics of content creation in the industry and monetizing their large and growing user base provide significant revenue growth opportunities.

The overarching theme of the last year, indeed the last decade, is disruption continuing apace. The retail and media industries have been radically changed by improvements in connectivity, driving capital destruction among those unable or unwilling to adapt and the creation of some of the most valuable companies in history. Here, the opportunities remain vast. We are also seeing disruption spreading to other industries. Cars are becoming electric and autonomous, genomic sequencing is enabling individually-tailored healthcare that threatens 'blockbuster' drugs, and fossil fuels are displaced by the falling costs of renewables. This gives us much reason for optimism, and we remain committed to taking advantage of these changes to find the exceptional companies that drive your returns.

Investment Strategies used to manage the Fund

The Fund aims to invest in exceptional growth companies operating in international markets. It invests in businesses that are creating and benefiting from long-term structural changes in the economy and society. We invest with a 10-year investment horizon which we believe differentiates us from the market and allows us to benefit from the power of compound returns. We run a concentrated portfolio to avoid diluting the growth stocks in which we have the highest conviction.

Management Discussion (unaudited)

Annual Report December 31, 2018

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Funding Circle, Meituan Dianping, Nio Inc, Ping An Insurance, Spotify

Complete Sales:

Epiroc B, MTG (Modern Times Group), Puma

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (December 14, 2017)
International Concentrated Growth Fund Class K*	-12.84%	-11.88%
MSCI ACWI Ex U.S. Index	-13.78%	-11.26%

*  The returns for Class K shares have been provided. One-year return figures for the other share class is as follows: -13.23% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2018

International Equity Fund

Market Conditions and Review of Performance during 2018

2018 proved to be a turbulent year and one of the worst years for equity performance in a decade. Market weakness was widespread across all regions and all sectors. While it is often difficult to explain short-term swings in equity prices, the main reasons cited for the weakness over the year have tended to focus on factors such as an economic slowdown or threats to future growth from rising interest rates and trade wars, as opposed to specific issues at the corporate level. Indeed, we remain broadly encouraged by the operational progress of holdings in the Fund.

In the investment world we have a habit of dividing performance into quarters and years for reporting purposes. In reality, investment is a long game with no distinct finishing line. When researching potential investments for inclusion in the Fund, we look out at least five years. It takes time for businesses to execute their long-term plans, to reap the enduring rewards, and for the stock market to recognize this success. Performance should be assessed over a similarly long period, and indeed, the Fund has outperformed over three and five years, as it has since inception (February 7, 2008).

The International Equity Fund Class 2 returned -16.57% during 2018, underperforming the MSCI ACWI ex U.S. Index which declined -13.78 during the year. As expected, stock selection dominated returns through the year, with a range of companies featuring at both ends of the performance spectrum.

ASOS, the UK-based fast fashion retailer, was the largest detractor from relative performance. A profit warning in December saw a sharp decline in the ASOS share price. Issues at ASOS have centred on the company's "Black Friday" strategy, where heavy discounting from Retail Presence competitors has proved a challenge whilst the company failed to realize the impact of the event in overseas markets such as Australia. Additionally, a strategic move to try to sell a narrower range of its own products proved unsuccessful, at a time when the company has been investing heavily in two new distribution centers in Atlanta and Berlin to drive growth. The company has revised down its guidance and margins are expected to be substantially impacted. We will take time to digest this recent trading update and consider what impact this might have on the longer-term investment thesis.

Naspers, the South African media holdings company, invests in more than 100 companies but its largest holding is Tencent (in which it owns a 30% stake). Tencent is the Chinese investment holding conglomerate, well known for online gaming and its WeChat social ecosystem. Chinese government gaming regulation and scrutiny of gaming addiction caused significant share price falls in Tencent over the year (which Naspers tends to move in line with). However, operationally, both companies have been performing well. Having had such negative pronouncements from the gaming regulator in the past, which passed without implication, our view currently is that Tencent is well placed to navigate the impact of any regulatory tightening. We believe the long-term investment case remains strong for both companies, and took advantage of the short-term weakness in Tencent to buy a new holding for the Fund, which was funded by a partial reduction in Naspers.

On a more positive note, Edenred, the French employee benefits vouchers business, has been executing on a transformation strategy focusing on de-risking its operational profile, which is starting to reap rewards and led to a sharp rise in the company's share price. Gradual improvements in Brazil, which represents more than one third of revenues, are expected to sustain the recently accelerated earnings growth path. Ongoing developments in the digital payment world, where Edenred has an established foothold, open the doors to meaningful growth opportunities.

Constellation Software, the Canadian software company, was also amongst the strongest contributors. The company has reported strong earnings and growth results over the past 12 months. Most recently, the company announced organic revenue growth was 5% with the contribution of recurring revenue increasing to close to 70%. The company grows primarily through acquisitions, buying small software businesses that have a strong position in niche markets. Capital allocation discipline is notable with the founder Mark Leonard at the helm.

Investment Strategies used to manage the Fund

The investment strategy remains unchanged. The Fund invests in growth stocks based on bottom-up company analysis. In determining the potential of a company, we analyze industry opportunity, competitive advantage, management attitudes, financial strength, and valuation. We also consider whether we have a different view from

Management Discussion (unaudited)

Annual Report December 31, 2018

the wider market. We think that the market, in general, is too short term and inward looking. Our ability to add value is derived from having a much longer time horizon and from our differentiated sources of information. We believe our patient investment approach, and reputation as a long-term investor, allows us to develop much deeper relationships with management teams and have more meaningful conversations with company leaders.

The ACWI ex US Alpha Portfolio Construction Group is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings and will continue to monitor the long-term prospects for the Fund's holdings and make changes where appropriate.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Danone, HDFC, Panalpina, Scout24, Sony, Spotify, Tencent, Tencent Music

Complete sales:

Baidu, Brambles, British American Tobacco, Bureau Veritas, Capita, Ctrip.com International, Ferguson, Hang Seng Bank, Novo Nordisk, Pandora, Rakuten, Restaurant Brands, SEEK

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	% p.a. Five Year	% p.a. Ten Year	Since Inception % p.a. (February 7, 2008)
International Equity Fund Class 2*	-16.57%	2.44%	9.02%	3.54%
MSCI ACWI Ex U.S. Index	-13.78%	1.14%	7.05%	1.96%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes are as follows: -16.51% for Class 3, -16.49% for Class 4, -16.44% for Class 5, -16.54% for Class K and -16.68% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2018

Long Term Global Growth Equity Fund

Market Conditions and Review of Performance during 2018

Many media headlines sounded alarms about global markets falling towards the end of 2018. Yet these reports contained little in the way of useful signals for long-term stock pickers. Our focus is, as always, on the business fundamentals of the companies in the Fund over the long term, and we see considerable upside potential from here as our contentions play out.

Among the top contributors to Fund performance in the fourth quarter were Tesla, Tencent and Workday. Tesla, a top detractor from Fund performance in the preceding quarter, produced and delivered record numbers of vehicles during the last three months of the year. Putting this into a longer-term perspective, the company delivered almost as many vehicles in 2018 as it did in all prior years combined.

We also see robust operational progress at Tencent and Workday. During the quarter, Tencent released its earnings results from the prior quarter, posting year-on-year revenue growth of 24% and profit growth of 30%. Chinese regulators also recommenced new game approvals following a 9-month suspension.

Workday also released earnings results during the fourth quarter, posting revenue growth of 34% year-on-year and expanding its product offerings to integrate artificial intelligence and machine learnings capabilities.

Among the top detractors from portfolio performance in the fourth quarter were NVIDIA, Amazon and Netflix. During the quarter, NVIDIA reported revenue growth of 21% year-on-year — lower than in previous quarters — reflecting a decrease in cryptocurrency miner demand for its graphics units. However, the company continues to diversify its sources of revenues by increasingly serving the vast market opportunities for cloud computing, autonomous driving, artificial intelligence and gaming.

Amazon — a top contributor to Fund performance in the third quarter — detracted from performance in the last three months of 2018. There was no significant change in the company's fundamentals to explain share price performance during the period. Its retail, cloud, subscription and advertising businesses continue apace.

Netflix's share price depreciated by nearly 30% during the quarter, seemingly amid broader market concerns about 'tech' stocks. The company's operational progress remains rapacious — its third quarter streaming revenues increased 36% year-on-year, and the number of paid subscribers grew to over 130 million.

In line with our long-term investment horizon, few portfolio changes were made to the Fund. We made a complete sale of Seattle Genetics. Over our five-year ownership period the company has made significant progress by cementing its Antibody-drug Conjugates (ADC) technology as a highly effective frontline treatment for lymphoma. The clinical evidence, however, appears less compelling for ADC efficacy in solid tumour targets, and as such we grew less confident that the company could generate a fivefold return for clients from here.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Delivery Hero, Meituan Dianping, NIO, Spotify Technology, TAL Education Group

Complete Sales:

Epiroc, Juno Therapeutics, Puma, Seattle Genetics

Management Discussion (unaudited)

Annual Report December 31, 2018

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (June 10, 2014)
Long Term Global Growth Equity Fund Class 2*	-1.42%	12.89%
MSCI AC World Index	-8.93%	3.96%

*  The returns for Class 2 shares have been provided. One-year return figures for the other share classes that had shares outstanding as of December 31, 2018 are as follows: -6.41% for Class 5, return for Class 5 is from inception date of April 9, 2018, -1.41% for Class K, and -1.47% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2018

Positive Change Equity Fund

Market Conditions and Review of Performance during 2018

The Positive Change Equity Fund aims to deliver attractive investment returns and to deliver positive social change. 2018 was a year of strong operational performance for the holdings in the Fund, and this is good progress on our journey towards delivering on both our financial and positive impact objectives over our 5-year time horizon.

Steadfast focus on long-term progress and the businesses held in the Fund remains even more important amidst the noise that has surrounded stock markets during 2018. The decline in equity markets over the year was driven by worries that macroeconomic factors such as trade wars, Brexit and US interest rate rises will spell the end of a long period of strong returns. These concerns are understandable, but we mustn't be distracted by them.

Positive change is a matter of perspective. In the long run, society has made amazing progress. Life expectancy has increased by 40 years since 1870, poverty has significantly declined over the past 200 years. These long-term structural trends are easy to miss amidst mass print media — they aren't really reported. Furthermore, we are investing in a technological golden age, which is facilitating structural changes in a multitude of industries the likes of which have not been seen before. Companies held in the Fund are very much at the forefront of some of these changes.

Over 2018, the businesses with the both largest positive and negative effects on investment performance fell into our 'Healthcare and Quality of Life' impact theme. The top contributor was Abiomed, a healthcare company which makes the world's smallest heart pump, Impella®. The pump allows the heart to rest, enabling patients to undergo surgery, providing a superior level of clinical care. Abiomed outperformed over the year thanks to strong sales growth due to increased applications for the pump and international expansion.

Another healthcare company which contributed significantly to performance was Dexcom, the maker of continuous glucose monitoring (CGM) devices. Dexcom experienced strong revenue growth in 2018 due to the launch of its new G6 model. This new model can be worn for longer before it needs to be changed, does not require finger stick tests, and is the only CGM model approved for children over the age of two. It has the potential to revolutionize how children living with diabetes (and their parents) can monitor their conditions.

Detractors over the 12 months included Alnylam Pharmaceuticals and Sysmex. Biotech company Alnylam is focused on developing drugs which use the approach of RNAi therapeutics, a new class of innovative medicines which aim to effectively silence faulty genes and so offer treatment for a range of diseases where options are currently limited or simply don't exist. This is not a straightforward process and Alnylam's share price was weak in 2018 following a Food and Drug Administration review examining the safety profile of one of their drugs. Longer term we remain optimistic for Alnylam's treatments which have demonstrated early proof of concept and have the ability to significantly improve patient outcomes.

Sysmex makes the instruments, reagents and software used in a range of diagnostic tests. The company's share price has been weak following lower sales and operating profit over the year. Japanese sales declined due to the dissolution of a joint venture with bioMérieux, and Chinese instrument sales slowed in the haematology field. Despite this, we believe that Sysmex is well positioned longer term to benefit from the growth in the blood testing market. The company's development of new testing and diagnostic technologies will help the development of personalized medicine representing a significant growth opportunity which should also improve patient outcomes.

We believe that every company within the portfolio has the potential to deliver positive impact as well as strong financial returns. We published our first Positive Change Impact Report in mid-2018 which provided a comprehensive analysis of the impact of the holdings within the portfolio. The report combined bespoke metrics for individual companies along with the portfolio's overall contribution to the UN Sustainable Development Goals. A copy of our Impact Report is available on request — impactreport@bailliegifford.com.

All in all, we are very pleased with the progress that the companies in the portfolio are making. Providing the fundamental investment and impact case remain intact, we are happy to own companies that are experiencing short-term setbacks. In fact, being patient owners of the companies in which we invest and encouraging management teams to take a long-term view are how we, as investors, can add value. Ultimately, change takes time; an ability to look beyond quarterly results and focus on long-term operational growth and positive impact is essential.

We firmly believe that purpose complements profits and that the Fund will continue to deliver both strong investment performance and positive change over the long term.

Management Discussion (unaudited)

Annual Report December 31, 2018

Investment Strategies used to manage the Fund

The Positive Change Equity Fund seeks capital appreciation by investing in high quality growth businesses that deliver a positive social change in the areas such as those of social inclusion and education, healthcare, the environment, and that address basic needs and aspirations of the world's poorest populations.

The Fund applies Baillie Gifford's core approach to stock picking and alongside inhouse, proprietary research on positive impact when considering holdings for the Fund.

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. We aim to invest in companies that will generate sustainable earnings growth over the long term. In determining the potential of a company, we analyze industry background, competitive advantage, management attitudes and financial strength, and finally we consider valuation. We meet the management of the companies within our investment universe and revisit investment case for the Fund's holdings on a regular basis to ensure that our expectations are being met.

The Positive Change Portfolio Construction Group, consisting of a mix of Investment Managers and Governance and Sustainability Analysts, is responsible for the overall strategy and stock selection process. They meet regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. They monitor both the investment and impact performance of the holdings in the fund on a regular basis. Holdings must meet both impact and investment objectives over the long run to merit a place in the Fund.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

FDM, Kroton, Moderna

There were no complete sales during 2018.

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One year	Since Inception % p.a. (December 14, 2017)
Positive Change Equity Fund Class K*	-0.59%	0.96%
MSCI AC World Index	-8.93%	-7.17%

*  The returns for Class K shares have been provided. One-year return figures for the other share class is as follows: -0.59% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Management Discussion (unaudited)

Annual Report December 31, 2018

U.S. Equity Growth Fund

Market Conditions and Review of Performance during 2018

The year 2018 has been marked by high volatility in the stock market, which again demonstrates our firm belief that it is almost impossible to predict short-term market movements. The US stock market went through a period of weakness in February, then a strong recovery over the summer, reaching a record high in September before experiencing a period of intense scrutiny and uncertainty, resulting in a "red" October with a strong sell-off. The sell-off was particularly notable in so-called "tech" stocks and other associated higher growth companies. Market participants have pointed towards factors such as rising interest rates, fears over slowing global growth and rising tension surrounding a US-China trade war as some of the main reasons behind this short-term volatility. However, despite that general market perception, we believe this year will go down as one of the best of the nine-year US economic expansion. The unemployment rate, at 3.7% in November, is at a 49-year low. GDP expanded at the annualized rate of 3.5% in the third quarter from a year earlier, a rate of growth exceeded in only three other quarters in the expansion. At the same time, wage growth picked up and inflation was kept at the U.S. Federal Reserve's target of 2%.

We have experienced periods of high volatility like this in the past, and we believe during such time, the best thing for us to do is to stick with our philosophy and process: focus on the long term and ignore the noise. We remain resolutely focused on finding the exceptional growth companies in America and holding onto them for long periods of time. The majority of companies in your portfolio continued to deliver outstanding operational results while also investing for future growth during this period, which contributed to a healthy return for our clients. The Fund's Class K returned 8.6%, compared to the S&P 500 index return of -4.4%. While we are pleased with the results, it is still short-term performance and should be viewed in the context of a 5-year horizon.

The Fund's performance continues to be driven by stock selection rather than thematic or sector views, as we would expect given our bottom-up stock picking approach to investment. The top contributor to performance was the medical device company, Abiomed, which manufactures the world's smallest heart-pump. Since the Fund invested two years ago, the company has developed tremendously, expanding its FDA approval to other related medical indications that significantly increases the market opportunities. At the same time, the company is expanding geographically with its products being well-received in Germany and Japan. Although the share price has been responding well to those operational developments, we believe that the likelihood of achieving at least 2.5 times return in Abiomed over the next five years remains, if not increases, as the company's competitive edges are strengthened and market opportunities are enlarged. Another top contributor was Amazon, the innovative e-commerce platform and cloud computing giant. The company continued to grow at healthy rates across three pillars: Retail, Prime and Amazon Web Services (AWS) while achieving higher operating leverage, which resulted in a stronger-than-expected margin expansion. In our recent meeting with the CEO and founder, Jeff Bezos, it was clear that there are ample growth initiatives in the pipeline and the search for the 'fourth pillar' is continued with Grocery, Alexa and Videos having equal chance to be the next big growth engine.

Two of the main detractors to the Fund's performance are biotech company, Alnylam and the real estate brokerage company, Redfin. For Alnylam, it remains very early days for the company's first drug, Onpattro, which has only been on the market for 7 weeks. Sales came in below consensus and management were cautious on forecasting future results from the drug. However, our investment case for Alynlam is based on more than the success of a single drug; it is based on RNAi as a platform for treating multiple different diseases. Combining this with the continued maturation of Alnylam's late stage clinical programs, we remain enthusiastic about Alnylam becoming a multi RNAi product company. Redfin suffered from significant headwinds in the housing market, and as a result underperformed. Home buying demand has slowed, especially in the coastal markets where Redfin's market share is highest. There is a market-wide reluctance to bid on homes, driven by both rises in short-term interest rates and consumers' emotional behaviours, i.e. buyers don't want to buy when prices start to fall, regardless of price. Despite that, the company continued to gain market share and draw more traffic to its website. Redfin's increasing investments in technology, advertising and new business models are all admirable given the weak environment that it is facing. We believe that the long-term value proposition of this technology-enabled brokerage is intact, and this is the time when our patience and support should be exercised.

Management Discussion (unaudited)

Annual Report December 31, 2018

As bottom-up stock pickers, we don't have a particular view on the U.S. economy or aggregate valuations. Whilst we acknowledge that there are many uncertainties with the macro environment, such topics are not our core area of expertise, nor what we are most passionate about. We believe that this is really an exciting time to be an investor in the US market because we're going through a once-in-a-generation change in leadership of companies. This change started out in fairly well-defined areas of the economy, such as digital advertising with Google, or e-commerce with Amazon, but is now broadening out to other areas of the economy such as entertainment, healthcare, automotive industry, and real estate. The ability to grow rapidly, from already large sizes with modest capital requirements, sets the current generation of great US growth companies apart. Their core businesses generate prodigious cash flows. Their founder CEOs have the long-term vison and commitment to invest for the future in a world increasingly dominated by the quarterly results cycle.

Despite the inevitable turbulence which will distract market participants and pundits in 2019 and beyond, we look forward with optimism. We believe the US as the world's largest and most innovative economy will continue to create many of the world's most exciting growth companies. Our sole focus is to find them when they are under-appreciated and hold them over the long term, secure in the knowledge that ultimately markets are driven by company level fundamentals.

Investment Strategies used to manage the Fund

The Fund seeks to meet its objective by identifying the exceptional growth businesses and owning them for long enough that the advantages of their business models and cultural strengths become the dominant drivers of their stock prices. Our long-term time horizon allows us to capture the disproportionate impact of successful investments, harnessing the asymmetry of returns inherent in equity markets.

In our terms, an exceptional growth business has a special culture, addresses a large market opportunity and possesses an edge that will allow it to deliver high future returns. Such opportunities are rare. The Fund is concentrated as we do not want to dilute the impact of exceptional companies in the name of diversification.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Agios Pharmaceuticals, Chegg, Eventbrite, Moderna, Novocure, Penumbra, The Trade Desk

Complete Sales:

American Express, Juno Therapeutics, Martin Marietta Materials, Seattle Genetics, TD Ameritrade, Verisk Analytics, Waters

Management Discussion (unaudited)

Annual Report December 31, 2018

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	Since Inception % p.a. (December 5, 2016)
U.S. Equity Growth Fund Class K*	8.60%	20.03%
S&P 500 Index	-4.38%	8.52%

*  The returns for Class K shares have been provided. The inception date for The U.S. Equity Growth Fund is December 5, 2016, when Baillie Gifford International, LLC purchased Class 1 shares. Classes 1-5 of The U.S. Equity Growth Fund were terminated effective May 1, 2017, and Class 1 was converted to Class K. For the purposes of the total return data and other data reflected in the Fund's management discussion, the Fund has used December 5, 2016 as its inception date for Class K. One-year return figures for the other share class is as follows: 8.30% for Institutional Class. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class K share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

Fund Expenses (unaudited)

Annual Report December 31, 2018

As a shareholder of the EAFE Fund, the EAFE Choice Fund, the EAFE Pure Fund, the Emerging Markets Fund, the Global Alpha Equity Fund, the Global Select Equity Fund, the International Concentrated Growth Fund, the International Equity Fund, the International Smaller Companies Fund, the Long Term Global Growth Equity Fund, the Positive Change Equity Fund and/or the U.S. Equity Growth Fund (together, the "Funds") you incur two types of costs: (1) transaction costs, which may include purchase fees and redemption fees and (2) ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as purchase fees and redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expenses (unaudited)

Annual Report December 31, 2018

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios Based on the Period 7/01/18 to 12/31/18	Expenses Paid(1) During Period
EAFE Fund — Class 2
Actual	$1,000	$782.20	0.60%	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.18	0.60%	$3.06
EAFE Fund — Class 3
Actual	$1,000	$782.40	0.53%	$2.38
Hypothetical (5% return before expenses)	$1,000	$1,022.53	0.53%	$2.70
EAFE Fund — Class 4
Actual	$1,000	$782.60	0.50%	$2.25
Hypothetical (5% return before expenses)	$1,000	$1,022.68	0.50%	$2.55
EAFE Fund — Class 5
Actual	$1,000	$782.70	0.45%	$2.02
Hypothetical (5% return before expenses)	$1,000	$1,022.94	0.45%	$2.29
EAFE Fund — Class K
Actual	$1,000	$782.10	0.60%	$2.70
Hypothetical (5% return before expenses)	$1,000	$1,022.18	0.60%	$3.06
EAFE Fund — Institutional Class
Actual	$1,000	$782.00	0.70%	$3.14
Hypothetical (5% return before expenses)	$1,000	$1,021.68	0.70%	$3.57
EAFE Choice Fund — Class 2
Actual	$1,000	$836.30	0.67%	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.83	0.67%	$3.41
EAFE Choice Fund — Class K
Actual	$1,000	$836.40	0.67%	$3.10
Hypothetical (5% return before expenses)	$1,000	$1,021.83	0.67%	$3.41
EAFE Choice Fund — Institutional Class
Actual	$1,000	$835.60	0.77%	$3.56
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.77%	$3.92

Fund Expenses (unaudited)

Annual Report December 31, 2018

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios Based on the Period 7/01/18 to 12/31/18	Expenses Paid(1) During Period
EAFE Pure Fund — Class 2
Actual	$1,000	$839.00	0.68%	$3.15
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
EAFE Pure Fund — Class 3
Actual	$1,000	$839.30	0.61%	$2.83
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
EAFE Pure Fund — Class K
Actual	$1,000	$839.50	0.68%	$3.15
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
EAFE Pure Fund — Institutional Class
Actual	$1,000	$838.00	0.79%	$3.66
Hypothetical (5% return before expenses)	$1,000	$1,021.22	0.79%	$4.02
Emerging Markets Fund — Class 2
Actual	$1,000	$923.80	0.84%	$4.07
Hypothetical (5% return before expenses)	$1,000	$1,020.97	0.84%	$4.28
Emerging Markets Fund — Class 3
Actual	$1,000	$924.10	0.77%	$3.73
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.77%	$3.92
Emerging Markets Fund — Class 5
Actual	$1,000	$924.50	0.69%	$3.35
Hypothetical (5% return before expenses)	$1,000	$1,021.73	0.69%	$3.52
Emerging Markets Fund — Class K
Actual	$1,000	$923.90	0.84%	$4.07
Hypothetical (5% return before expenses)	$1,000	$1,020.97	0.84%	$4.28
Emerging Markets Fund — Institutional Class
Actual	$1,000	$923.00	0.95%	$4.60
Hypothetical (5% return before expenses)	$1,000	$1,020.42	0.95%	$4.84

Fund Expenses (unaudited)

Annual Report December 31, 2018

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios Based on the Period 7/01/18 to 12/31/18	Expenses Paid(1) During Period
Global Alpha Equity Fund — Class 2
Actual	$1,000	$871.00	0.68%	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Global Alpha Equity Fund — Class 3
Actual	$1,000	$871.40	0.61%	$2.88
Hypothetical (5% return before expenses)	$1,000	$1,022.13	0.61%	$3.11
Global Alpha Equity Fund — Class 4
Actual	$1,000	$871.50	0.58%	$2.74
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
Global Alpha Equity Fund — Class K
Actual	$1,000	$871.50	0.68%	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Global Alpha Equity Fund — Institutional Class
Actual	$1,000	$871.10	0.68%	$3.21
Hypothetical (5% return before expenses)	$1,000	$1,021.78	0.68%	$3.47
Global Select Equity Fund — Class K
Actual	$1,000	$845.70	0.65%	$3.02
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Global Select Equity Fund — Institutional Class
Actual	$1,000	$845.70	0.65%	$3.02
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
International Concentrated Growth Fund — Class K
Actual	$1,000	$790.60	0.72%	$3.25
Hypothetical (5% return before expenses)	$1,000	$1,021.58	0.72%	$3.67
International Concentrated Growth Fund — Institutional Class
Actual	$1,000	$787.00	0.82%	$3.69
Hypothetical (5% return before expenses)	$1,000	$1,021.07	0.82%	$4.18

Fund Expenses (unaudited)

Annual Report December 31, 2018

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios Based on the Period 7/01/18 to 12/31/18	Expenses Paid(1) During Period
International Equity Fund — Class 2
Actual	$1,000	$860.00	0.63%	$2.95
Hypothetical (5% return before expenses)	$1,000	$1,022.03	0.63%	$3.21
International Equity Fund — Class 3
Actual	$1,000	$860.30	0.56%	$2.63
Hypothetical (5% return before expenses)	$1,000	$1,022.38	0.56%	$2.85
International Equity Fund — Class 4
Actual	$1,000	$860.40	0.53%	$2.49
Hypothetical (5% return before expenses)	$1,000	$1,022.53	0.53%	$2.70
International Equity Fund — Class 5
Actual	$1,000	$860.60	0.48%	$2.25
Hypothetical (5% return before expenses)	$1,000	$1,022.79	0.48%	$2.45
International Equity Fund — Class K
Actual	$1,000	$860.10	0.63%	$2.95
Hypothetical (5% return before expenses)	$1,000	$1,022.03	0.63%	$3.21
International Equity Fund — Institutional Class
Actual	$1,000	$859.30	0.73%	$3.42
Hypothetical (5% return before expenses)	$1,000	$1,021.53	0.73%	$3.72
International Smaller Companies Fund — Class K
Actual*	$1,000	$995.00	0.90%	$0.32
Hypothetical (5% return before expenses)	$1,000	$1,020.67	0.90%	$4.58
International Smaller Companies Fund — Institutional Class
Actual*	$1,000	$995.00	0.90%	$0.32
Hypothetical (5% return before expenses)	$1,000	$1,020.67	0.90%	$4.58
Long Term Global Growth Equity Fund — Class 2
Actual	$1,000	$838.80	0.77%	$3.57
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.77%	$3.92

Fund Expenses (unaudited)

Annual Report December 31, 2018

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios Based on the Period 7/01/18 to 12/31/18	Expenses Paid(1) During Period
Long Term Global Growth Equity Fund — Class 5
Actual	$1,000	$839.40	0.62%	$2.87
Hypothetical (5% return before expenses)	$1,000	$1,022.08	0.62%	$3.16
Long Term Global Growth Equity Fund — Class K
Actual	$1,000	$838.80	0.77%	$3.57
Hypothetical (5% return before expenses)	$1,000	$1,021.32	0.77%	$3.92
Long Term Global Growth Equity Fund — Institutional Class
Actual	$1,000	$838.80	0.87%	$4.03
Hypothetical (5% return before expenses)	$1,000	$1,020.82	0.87%	$4.43
Positive Change Equity Fund — Class K
Actual	$1,000	$903.40	0.65%	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
Positive Change Equity Fund — Institutional Class
Actual	$1,000	$903.40	0.65%	$3.12
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
U.S. Equity Growth Fund — Class K
Actual	$1,000	$856.90	0.65%	$3.04
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
U.S. Equity Growth Fund — Institutional Class
Actual	$1,000	$854.50	0.79%	$3.69
Hypothetical (5% return before expenses)	$1,000	$1,021.22	0.79%	$4.02

*  Commencement of operations on December 19, 2018. Expenses are calculated using the Fund's annualized expense ratio, multiplied by the ending value for the period, multiplied by 13/365 (to reflect recommmencement of operation).

(1)  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the year or period end December 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year;and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one- year data in the financial highlights.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
EAFE Fund

	Value	% of Total Net Assets
Aerospace/Defense	$70,450,503	3.2%
Apparel	99,443,307	4.6
Auto Manufacturers	188,109,145	8.6
Banks	82,004,653	3.8
Biotechnology	63,948,052	2.9
Chemicals	94,918,668	4.4
Commercial Services	39,516,975	1.8
Cosmetics/Personal Care	85,629,342	3.9
Diversified Financial Services	56,901,256	2.6
Electronics	56,356,571	2.6
Food	40,450,905	1.9
Healthcare — Products	76,996,236	3.5
Insurance	125,748,841	5.7
Internet	523,568,397	24.1
Investment Companies	33,888,272	1.5
Machinery — Construction & Mining	43,532,784	2.0
Machinery — Diversified	42,210,384	1.9
Media	18,695,668	0.9
Miscellaneous Manufacturing	22,129,983	1.0
Retail	153,611,589	7.1
Semiconductors	150,288,791	7.0
Telecommunications	85,096,553	3.9
Total Value of Investments	2,153,496,875	98.9
Other assets less liabilities	24,573,108	1.1
Net Assets	$2,178,069,983	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Fund

	Shares	Value
COMMON STOCKS — 98.2%
ARGENTINA — 1.6%
MercadoLibre, Inc. *	118,530	$34,711,511
AUSTRIA — 0.6%
ams AG *	498,284	11,998,802
BELGIUM — 1.8%
Umicore SA	972,157	38,793,984
CHINA — 17.3%
Alibaba Group Holding Ltd. ADR *	692,234	94,884,514
Baidu, Inc. ADR *	391,483	62,089,204
Meituan Dianping, Class B *	2,275,900	12,755,696
NIO, Inc. ADR *	2,196,750	13,993,298
Ping An Insurance Group Co. of China Ltd., Class H	3,049,500	26,902,737
TAL Education Group ADR *	1,481,146	39,516,975
Tencent Holdings Ltd.	3,160,100	126,657,916
		376,800,340
DENMARK — 4.5%
Ambu A/S, Class B	823,519	19,894,109
Chr. Hansen Holding A/S	159,252	14,136,281
Genmab A/S *	282,613	46,467,382
Novozymes A/S, B Shares	378,919	16,931,019
		97,428,791
FRANCE — 8.3%
EssilorLuxottica SA	161,042	20,413,370
Kering	212,273	99,443,307
L'Oreal SA	266,382	60,954,756
		180,811,433
GERMANY — 6.7%
Aixtron SE *	1,102,052	10,683,564
BASF SE	562,693	39,193,665
Delivery Hero SE *	443,805	16,569,029

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Fund

	Shares	Value
MorphoSys AG *	171,225	$17,480,670
Rocket Internet SE *	662,564	15,306,103
Zalando SE *	1,814,827	46,892,390
		146,125,421
HONG KONG — 5.7%
AIA Group Ltd.	11,899,400	98,846,104
Hong Kong Exchanges & Clearing Ltd.	907,301	26,228,768
		125,074,872
INDIA — 0.6%
Housing Development Finance Corp., Ltd.	455,866	12,843,701
ISRAEL — 1.8%
Wix.com Ltd. *	437,842	39,554,646
ITALY — 4.8%
Ferrari NV	1,052,298	104,708,043
JAPAN — 15.3%
CyberAgent, Inc.	268,900	10,395,031
Don Quijote Holdings Co., Ltd.	544,800	33,683,086
M3, Inc.	4,425,200	59,612,877
Nidec Corp.	362,900	41,061,035
Pigeon Corp.	578,500	24,674,586
SBI Holdings, Inc.	914,200	17,828,787
SMC Corp.	140,200	42,210,384
SoftBank Group Corp.	1,299,200	85,096,553
Sysmex Corp.	415,600	19,737,301
		334,299,640
NETHERLANDS — 5.9%
ASML Holding NV	814,545	127,606,425
NORWAY — 0.9%
Schibsted ASA, Class A	288,690	9,699,204
Schibsted ASA, Class B	295,741	8,996,464
		18,695,668

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Fund

	Shares	Value
SPAIN — 4.6%
Banco Bilbao Vizcaya Argentaria SA	4,796,220	$25,476,672
Distribuidora Internacional de Alimentacion SA	1,714,028	904,088
Industria de Diseno Textil SA	2,861,388	73,036,113
		99,416,873
SWEDEN — 7.9%
Alfa Laval AB	1,029,432	22,129,983
Atlas Copco AB, A Shares	1,824,659	43,532,784
Elekta AB, B Shares	1,427,595	16,951,456
Kinnevik AB, B Shares	1,400,378	33,888,272
Svenska Handelsbanken AB, A Shares	5,080,858	56,527,981
		173,030,476
UNITED KINGDOM — 7.6%
Aston Martin Lagonda Global Holdings PLC *	1,020,447	15,914,894
Fiat Chrysler Automobiles NV *	3,710,049	53,492,910
Ocado Group PLC *	2,520,991	25,410,536
Rolls-Royce Holdings PLC *	6,651,127	70,069,686
Rolls-Royce Holdings PLC Entitlement *	298,774,140	380,817
		165,268,843
UNITED STATES — 2.3%
Spotify Technology SA *	449,620	51,031,870
Total Common Stocks
(cost $1,474,800,155)		2,138,201,339
PREFERRED STOCKS — 0.7%
GERMANY — 0.7%
Sartorius AG 0.45% (cost $12,780,773)	122,898	15,295,536
TOTAL INVESTMENTS — 98.9%
(cost $1,487,580,928)		$2,153,496,875
Other assets less liabilities — 1.1%		24,573,108
NET ASSETS — 100.0%		$2,178,069,983

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$34,711,511	$—	$—	$34,711,511
Austria	—	11,998,802	—	11,998,802
Belgium	—	38,793,984	—	38,793,984
China	210,483,991	166,316,349	—	376,800,340
Denmark	—	97,428,791	—	97,428,791
France	—	180,811,433	—	180,811,433
Germany	—	146,125,421	—	146,125,421
Hong Kong	—	125,074,872	—	125,074,872
India	—	12,843,701	—	12,843,701
Israel	39,554,646	—	—	39,554,646
Italy	—	104,708,043	—	104,708,043
Japan	—	334,299,640	—	334,299,640
Netherlands	—	127,606,425	—	127,606,425
Norway	—	18,695,668	—	18,695,668
Spain	—	99,416,873	—	99,416,873
Sweden	—	173,030,476	—	173,030,476
United Kingdom	15,914,894	149,353,949	—	165,268,843
United States	51,031,870	—	—	51,031,870
Total Common Stocks	351,696,912	1,786,504,427	—	2,138,201,339
Preferred Stocks
Germany	—	15,295,536	—	15,295,536
Total	$351,696,912	$1,801,799,963	$—	$2,153,496,875

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
EAFE Fund

ASSETS
Investments, at value (cost $1,487,580,928)	$2,153,496,875
Cash	33,397,304
Capital shares sold receivable	3,122,031
Tax reclaims receivable	3,691,709
Dividends receivable	31,300
Prepaid assets	18,045
Total Assets	2,193,757,264
LIABILITIES
Advisory fee payable	2,008,792
Payable for investments purchased	12,234,419
Servicing fee payable	478,924
Trustee payable	24,698
Payable for deferred Indian capital gains tax (Note A)	21,000
Commitment fee payable	8,678
Accrued expenses	910,770
Total Liabilities	15,687,281
NET ASSETS	$2,178,069,983
COMPOSITION OF NET ASSETS
Paid-in capital	$1,518,140,243
Total distributable earnings(a)	659,929,740
	$2,178,069,983
NET ASSET VALUE, PER SHARE
Class 2 ($632,644,744 / 58,904,136 shares outstanding), unlimited authorized, no par value	$10.74
Class 3 ($393,050,140 / 36,520,939 shares outstanding), unlimited authorized, no par value	$10.76
Class 4 ($205,923,594 / 19,120,019 shares outstanding), unlimited authorized, no par value	$10.77
Class 5 ($944,365,755 / 87,520,217 shares outstanding), unlimited authorized, no par value	$10.79
Class K ($5,071 / 472 shares outstanding), unlimited authorized, no par value	$10.73	*
Institutional Class ($2,080,679 / 194,098 shares outstanding), unlimited authorized, no par value	$10.72

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
EAFE Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $8,325,174)	$22,496,765
Non-cash dividends	13,170,954
Interest	115,356
Total Investment Income	35,783,075
EXPENSES
Advisory fee (Note B)	9,332,949
Shareholder Servicing fees — Class 2 Shares (Note B)	1,326,360
Shareholder Servicing fees — Class 3 Shares (Note B)	514,439
Shareholder Servicing fees — Class 4 Shares (Note B)	206,359
Shareholder Servicing fees — Class 5 Shares (Note B)	232,596
Administration & Supervisory Fee — Class K Shares (Note B)	11
Administration & Supervisory Fee — Institutional Class Shares (Note B)	255
Fund accounting	1,244,285
Legal	527,343
Custody	331,050
Transfer agency	120,233
Trustees' fees	107,500
Professional fees	77,681
Insurance	26,887
Commitment fees	15,781
Miscellaneous	79,982
Total Expenses	14,143,711
Net Investment Income	21,639,364
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	155,467,046
Foreign currency transactions	(206,807)
155,260,239
Net change in unrealized depreciation on:
Investments (net of Indian capital gains tax expense of $21,000) (Note A)	(613,619,864)
Translation of assets and liabilities denominated in foreign currencies	(204,201)
(613,824,065)
Net realized and unrealized loss on investments and foreign currency transactions	(458,563,826)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(436,924,462)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

EAFE Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$21,639,364	$12,068,180
Net realized gain from investments and foreign currency transactions	155,260,239	98,888,166
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(613,824,065)	870,264,542
Net increase (decrease) in net assets from operations	(436,924,462)	981,220,888
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders
Class 2	(58,931,007)	(17,471,792)
Class 3	(37,425,470)	(14,798,611)
Class 4	(19,651,309)	(7,503,626)
Class 5	(90,607,317)	(28,702,687)
Class K	(480)	(150)
Institutional Class	(21,567)	(150)
Distributions to Shareholders from Return of Capital
Class 2	(1,352,947)	—
Class 3	(840,560)	—
Class 4	(440,379)	—
Class 5	(2,019,580)	—
Class K	(11)	—
Institutional Class	(4,450)	—
Total Distributions to Shareholders	(211,295,077)	(68,477,016)**
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	1,508
Class 2	131,045,716 *	109,733,985 *
Class 3	11,000,000	110,142,876
Class 4	—	25,000,000
Class 5	1,000,000
Class K	—	5,000
Institutional Class	2,139,835	5,000
Purchase fees:
Class 1	—	279
Class 2	—	11,880
Class 3	—	6,994
Class 4	—	3,256
Class 5	—	12,563
Redemption fees:
Class 1	—	100
Class 2	—	16,484
Class 3	—	8,105
Class 4	—	4,201
Class 5	—	16,205
Dividends reinvested:
Class 2	60,268,790	17,464,610
Class 3	38,266,030	14,798,611
Class 4	20,091,688	7,503,626
Class 5	92,626,897	28,702,684
Class K	491	150
Institutional Class	26,017	150

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

Cost of shares redeemed:
Class 1	$—	$(20,817,261)*
Class 2	(117,827,995)	(437,863,539)
Class 3	(147,753,216)*	(122,361,558)
Class 4	(55,000,000)	(20,000,000)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	35,884,253	(287,604,091)
Total Increase (Decrease) in Net Assets	(612,335,286)	625,139,781
NET ASSETS
Beginning of year	2,790,405,269	2,165,265,488
End of year	$2,178,069,983	$2,790,405,269 **

*  For Class shareholders converted during the periods ended 2018 and 2017 respectively. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Total Distributions consisting of Net Investment Income of $14,000,168, Net Realized Gains of $54,476,848 and Net Assets included accumulated net investment loss of $17,654,071. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$14.39	$10.09	$10.52	$11.11	$12.58
From Investment Operations
Net investment income(a)	0.11	0.05	0.08	0.09	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.61)	4.60	0.06	(0.42)	(1.01)
Net increase (decrease) in net asset value from investment operations	(2.50)	4.65	0.14	(0.33)	(0.87)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.10)	(0.06)	(0.07)	(0.09)	(0.14)
Distributions from net realized gain on investments	(1.03)	(0.29)	(0.50)	(0.17)	(0.46)
Return of Capital	(0.02)	—	—	—	—
Total Dividends and Distributions	(1.15)	(0.35)	(0.57)	(0.26)	(0.60)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$10.74	$14.39	$10.09	$10.52	$11.11
Total Return
Total return based on net asset value(c)	(17.33)%	46.09%	1.34%	(3.07)%	(6.98)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$632,645	$746,817	$732,160	$732,135	$754,210
Ratio of net expenses to average net assets	0.60%	0.61%	0.61%	0.62%	0.61%
Ratio of net investment income to average net assets	0.72%	0.42%	0.81%	0.78%	1.18%
Portfolio turnover rate(d)	14%	9%	18%	17%	18%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$14.42	$10.11	$10.54	$11.13	$12.61
From Investment Operations
Net investment income(a)	0.11	0.05	0.11	0.10	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.61)	4.62	0.03	(0.43)	(1.02)
Net increase (decrease) in net asset value from investment operations	(2.50)	4.67	0.14	(0.33)	(0.87)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.11)	(0.07)	(0.07)	(0.09)	(0.15)
Distributions from net realized gain on investments	(1.03)	(0.29)	(0.50)	(0.17)	(0.46)
Return of Capital	(0.02)	—	—	—	—
Total Dividends and Distributions	(1.16)	(0.36)	(0.57)	(0.26)	(0.61)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$10.76	$14.42	$10.11	$10.54	$11.13
Total Return
Total return based on net asset value(c)	(17.27)%	46.20%	1.41%	(3.02)%	(6.91)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$393,050	$601,549	$433,860	$490,218	$487,943
Ratio of net expenses to average net assets	0.53%	0.54%	0.54%	0.55%	0.54%
Ratio of net investment income to average net assets	0.74%	0.41%	1.04%	0.85%	1.23%
Portfolio turnover rate(d)	14%	9%	18%	17%	18%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Period October 10, 2016(a) through December 31, 2016	For the Period January 1, 2016(a) through April 11, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of period	$14.43	$10.12	$11.49	$10.55	$11.15	$12.62
From Investment Operations
Net investment income(b)	0.12	0.06	0.00 (c)	0.02	0.10	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.61)	4.62	(0.81)	(0.41)	(0.43)	(1.01)
Net increase (decrease) in net asset value from investment operations	(2.49)	4.68	(0.81)	(0.39)	(0.33)	(0.85)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.12)	(0.08)	(0.08)	—	(0.10)	(0.16)
Distributions from net realized gain on investments	(1.03)	(0.29)	(0.48)	—	(0.17)	(0.46)
Return of Capital	(0.02)	—	—	—	—	—
Total Dividends and Distributions	(1.17)	(0.37)	(0.56)	—	(0.27)	(0.62)
Proceeds from Purchase Fees and Redemption Fees(b)	—	0.00 (c)	0.00 (c)	—	0.00 (c)	0.00 (c)
Net asset value, end of period	$10.77	$14.43	$10.12	$10.16	$10.55	$11.15
Total Return
Total return based on net asset value(d)	(17.24)%	46.24%	(6.97)%	(3.71)%	(2.99)%	(6.88)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$205,923	$302,474	$201,923	$191,724	$199,086	$205,228
Ratio of net expenses to average net assets	0.50%	0.51%	0.52%*	0.51%*	0.52%	0.51%
Ratio of net investment income to average net assets	0.83%	0.45%	0.05%*	0.65%*	0.89%	1.26%
Portfolio turnover rate(e)	14%	9%	18%	18%	17%	18%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from April 11, 2016 to October 9, 2016. All shares of this class were redeemed on April 11, 2016 at $10.16. New shares were issued at $11.49 on October 10, 2016.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Fund
Selected data for a Class 5 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$14.46	$10.14	$10.56	$11.16	$12.64
From Investment Operations
Net investment income(a)	0.12	0.07	0.10	0.11	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.61)	4.62	0.06	(0.44)	(1.02)
Net increase (decrease) in net asset value from investment operations	(2.49)	4.69	0.16	(0.33)	(0.86)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.13)	(0.08)	(0.08)	(0.10)	(0.16)
Distributions from net realized gain on investments	(1.03)	(0.29)	(0.50)	(0.17)	(0.46)
Return of Capital	(0.02)	—	—	—	—
Total Dividends and Distributions	(1.18)	(0.37)	(0.58)	(0.27)	(0.62)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year	$10.79	$14.46	$10.14	$10.56	$11.16
Total Return
Total return based on net asset value(c)	(17.20)%	46.31%	1.49%	(2.94)%	(6.83)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$944,366	$1,139,553	$778,857	$767,415	$790,695
Ratio of net expenses to average net assets	0.45%	0.46%	0.46%	0.47%	0.46%
Ratio of net investment income to average net assets	0.84%	0.51%	0.98%	0.94%	1.30%
Portfolio turnover rate(d)	14%	9%	18%	17%	18%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.38	$12.02
From Investment Operations
Net investment income(b)	0.10	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.60)	2.71
Net increase (decrease) in net asset value from investment operations	(2.50)	2.72
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.10)	(0.07)
Distributions from net realized gain on investments	(1.03)	(0.29)
Return of Capital	(0.02)	—
Total Dividends and Distributions	(1.15)	(0.36)
Net asset value, end of period	$10.73	$14.38
Total Return
Total return based on net asset value(c)	(17.32)%	22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5	$6
Ratio of net expenses to average net assets	0.60%	0.60%*
Ratio of net investment income to average net assets	0.72%	0.14%*
Portfolio turnover rate(d)	14%	9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018		For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.38		$12.02
From Investment Operations
Net investment income (loss)(b)	(0.01)		0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.49	)(e)	2.71
Net increase (decrease) in net asset value from investment operations	(2.50)		2.72
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.11)		(0.07)
Distributions from net realized gain on investments	(1.03)		(0.29)
Return of Capital	(0.02)		—
Total Dividends and Distributions	(1.16)		(0.36)
Net asset value, end of period	$10.72		$14.38
Total Return
Total return based on net asset value(c)	(17.34)%		22.62%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$2,081		$6
Ratio of net expenses to average net assets	0.69%		0.60%*
Ratio of net investment income (loss) to average net assets	(0.23)%		0.14%*
Portfolio turnover rate(d)	14%		9%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
EAFE Choice Fund

	Value	% of Total Net Assets
Apparel	$10,256,182	3.3%
Auto Manufacturers	3,755,302	1.2
Auto Parts & Equipment	4,431,196	1.4
Banks	14,251,841	4.6
Beverages	6,515,925	2.1
Building Materials	4,316,885	1.4
Chemicals	12,403,640	4.0
Commercial Services	5,025,000	1.6
Computers	2,422,145	0.8
Cosmetics/Personal Care	20,946,391	6.8
Diversified Financial Services	10,838,605	3.5
Electrical Components & Equipment	6,439,733	2.1
Electronics	19,214,758	6.2
Engineering & Construction	3,420,792	1.1
Food	4,712,228	1.5
Hand/Machine Tools	6,627,107	2.1
Healthcare — Products	11,422,414	3.7
Holding Companies-Diversified	6,029,154	1.9
Insurance	16,789,552	5.5
Internet	44,004,430	14.4
Investment Companies	7,254,336	2.4
Leisure Time	5,060,727	1.6
Machinery — Construction & Mining	9,063,501	2.9
Machinery — Diversified	15,476,428	5.1
Oil & Gas Services	3,561,046	1.2
Pharmaceuticals	3,780,625	1.2
Retail	23,192,555	7.4
Semiconductors	18,550,010	6.1
Telecommunications	4,210,992	1.4
Total Value of Investments	303,973,500	98.5
Other assets less liabilities	4,558,093	1.5
Net Assets	$308,531,593	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Choice Fund

	Shares	Value
COMMON STOCKS — 97.1%
AUSTRALIA — 5.0%
Cochlear Ltd.	63,169	$7,740,008
SEEK Ltd.	309,402	3,691,218
Treasury Wine Estates Ltd.	382,595	3,989,618
		15,420,844
BRAZIL — 0.7%
Raia Drogasil SA	138,000	2,032,703
CHINA — 4.3%
Alibaba Group Holding Ltd. ADR *	34,568	4,738,236
Baidu, Inc. ADR *	14,685	2,329,041
Ctrip.com International Ltd. ADR *	79,314	2,146,237
JD.com, Inc. ADR *	78,415	1,641,226
Tsingtao Brewery Co., Ltd., Class H	625,943	2,526,307
		13,381,047
DENMARK — 3.7%
Novo Nordisk A/S, B Shares	82,318	3,780,625
Novozymes A/S, B Shares	172,208	7,694,671
		11,475,296
FINLAND — 1.5%
Kone Oyj, B Shares	93,825	4,479,340
FRANCE — 2.1%
Legrand SA	113,912	6,439,733
GERMANY — 5.9%
adidas AG	32,869	6,869,268
Bechtle AG	31,095	2,422,145
Infineon Technologies AG	255,844	5,122,429
Zalando SE *	149,949	3,874,456
		18,288,298

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Choice Fund

	Shares	Value
HONG KONG — 5.3%
AIA Group Ltd.	1,259,800	$10,464,925
Jardine Matheson Holdings Ltd.	41,200	2,868,704
Jardine Strategic Holdings Ltd.	86,200	3,160,450
		16,494,079
INDIA — 1.7%
Mahindra & Mahindra Ltd. GDR	331,062	3,755,302
MakeMyTrip Ltd. *	63,241	1,538,654
		5,293,956
IRELAND — 1.4%
Kingspan Group PLC	100,703	4,316,885
JAPAN — 22.2%
Advantest Corp.	205,700	4,208,753
DENSO Corp.	100,100	4,431,196
Kakaku.com, Inc.	184,300	3,260,039
Kao Corp.	70,900	5,247,851
Keyence Corp.	6,500	3,285,398
MS&AD Insurance Group Holdings, Inc.	222,500	6,324,627
Murata Manufacturing Co., Ltd.	21,100	2,843,221
Nidec Corp.	26,700	3,021,024
Olympus Corp.	120,400	3,682,406
Pigeon Corp.	94,800	4,043,476
Shimano, Inc.	35,900	5,060,727
Shiseido Co., Ltd.	186,100	11,655,064
SMC Corp.	20,700	6,232,204
SoftBank Group Corp.	52,300	3,425,608
Sugi Holdings Co., Ltd.	41,600	1,644,169
		68,365,763
NETHERLANDS — 1.3%
ASML Holding NV	25,621	4,013,780
PORTUGAL — 1.5%
Jeronimo Martins SGPS SA	397,639	4,712,228
SINGAPORE — 2.2%
United Overseas Bank Ltd.	381,773	6,906,269

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Choice Fund

	Shares	Value
SOUTH AFRICA — 3.1%
Clicks Group Ltd.	263,746	$3,506,350
Naspers Ltd., N Shares	30,226	6,051,742
		9,558,092
SPAIN — 2.0%
Industria de Diseno Textil SA	246,154	6,283,011
SWEDEN — 7.7%
Atlas Copco AB, A Shares	80,850	1,928,922
Atlas Copco AB, B Shares	171,947	3,767,666
Epiroc AB, A Shares *	21,971	208,826
Epiroc AB, B Shares *	353,793	3,158,087
Investor AB, B Shares	170,713	7,254,336
Svenska Handelsbanken AB, A Shares	660,236	7,345,572
		23,663,409
SWITZERLAND — 4.3%
Compagnie Financiere Richemont SA	90,744	5,851,866
Schindler Holding AG, Participating Certificates	33,377	6,627,107
u-blox Holding AG *	9,760	785,384
		13,264,357
TAIWAN — 1.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	141,020	5,205,048
UNITED KINGDOM — 15.3%
ASOS PLC *	76,248	2,213,534
Auto Trader Group PLC	1,056,996	6,134,163
Burberry Group PLC	154,238	3,386,914
Hargreaves Lansdown PLC	372,668	8,789,369
HomeServe PLC	309,689	3,420,792
Intertek Group PLC	82,104	5,025,000
John Wood Group PLC	553,477	3,561,046
Johnson Matthey PLC	131,883	4,708,969
Jupiter Fund Management PLC	544,852	2,049,236
Rightmove PLC	1,149,736	6,336,305
Weir Group PLC (The)	89,345	1,479,486
		47,104,814

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Choice Fund

	Shares	Value
UNITED STATES — 4.2%
Mettler-Toledo International, Inc. *	15,965	$9,029,485
Spotify Technology SA *	34,573	3,924,035
		12,953,520
Total Common Stocks
(cost $267,618,117)		299,652,472
PREFERRED STOCKS — 1.4%
GERMANY — 1.4%
Sartorius AG 0.45% (cost $4,415,925)	34,719	4,321,028
TOTAL INVESTMENTS — 98.5%
(cost $272,034,042)		$303,973,500
Other assets less liabilities — 1.5%		4,558,093
NET ASSETS — 100.0%		$308,531,593

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Choice Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$15,420,844	$—	$15,420,844
Brazil	—	2,032,703	—	2,032,703
China	10,854,740	2,526,307	—	13,381,047
Denmark	—	11,475,296	—	11,475,296
Finland	—	4,479,340	—	4,479,340
France	—	6,439,733	—	6,439,733
Germany	—	18,288,298	—	18,288,298
Hong Kong	—	16,494,079	—	16,494,079
India	1,538,654	3,755,302	—	5,293,956
Ireland	—	4,316,885	—	4,316,885
Japan	—	68,365,763	—	68,365,763
Netherlands	—	4,013,780	—	4,013,780
Portugal	—	4,712,228	—	4,712,228
Singapore	—	6,906,269	—	6,906,269
South Africa	—	9,558,092	—	9,558,092
Spain	—	6,283,011	—	6,283,011
Sweden	—	23,663,409	—	23,663,409
Switzerland	—	13,264,357	—	13,264,357
Taiwan	5,205,048	—	—	5,205,048
United Kingdom	—	47,104,814	—	47,104,814
United States	12,953,520	—	—	12,953,520
Total Common Stocks	30,551,962	269,100,510	—	299,652,472
Preferred Stocks
Germany	—	4,321,028	—	4,321,028
Total	$30,551,962	$273,421,538	$—	$303,973,500

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
EAFE Choice Fund

ASSETS
Investments, at value (cost $272,034,042)	$303,973,500
Cash	4,120,150
Tax reclaims receivable	756,652
Dividends receivable	154,558
Prepaid assets	18,035
Total Assets	309,022,895
LIABILITIES
Advisory fee payable	237,488
Servicing fee payable	115,351
Trustee fee payable	2,783
Commitment fee payable	959
Accrued expenses	134,721
Total Liabilities	491,302
NET ASSETS	$308,531,593
COMPOSITION OF NET ASSETS
Paid-in capital	$278,219,458
Total distributable earnings(a)	30,312,135
$308,531,593
NET ASSET VALUE, PER SHARE
Class 2 ($232,936,611 / 17,713,026 shares outstanding), unlimited authorized, no par value	$13.15
Class K ($64,827,353 / 4,941,278 shares outstanding), unlimited authorized, no par value	$13.12
Institutional Class ($10,767,629 / 821,954 shares outstanding), unlimited authorized, no par value	$13.10

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
EAFE Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $592,687)	$4,847,623
Interest	13,076
Total Investment Income	4,860,699
EXPENSES
Advisory fee (Note B)	984,908
Shareholder Servicing fees — Class 2 Shares (Note B)	449,351
Shareholder Servicing fees — Class 3 Shares (Note B)	7,398
Administration & Supervisory Fee — Class K Shares (Note B)	10,256
Administration & Supervisory Fee — Institutional Class Shares (Note B)	6,199
Fund accounting	160,874
Custody	58,128
Transfer agency	66,784
Legal	59,823
Professional fees	33,625
Trustees' fees	10,688
Insurance	2,595
Commitment fees	1,657
Miscellaneous	57,339
Total Expenses	1,909,625
Net Investment Income	2,951,074
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	4,659,993
Foreign currency transactions	(170,480)
4,489,513
Net change in unrealized depreciation on:
Investments	(55,298,689)
Translation of assets and liabilities denominated in foreign currencies	(22,134)
(55,320,823)
Net realized and unrealized loss on investments and foreign currency transactions	(50,831,310)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(47,880,236)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

EAFE Choice Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$2,951,074	$3,519,654
Net realized gain from investments and foreign currency transactions	4,489,513	10,725,747
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(55,320,823)	74,262,909
Net increase (decrease) in net assets from operations	(47,880,236)	88,508,310
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders:
Class 2	(5,515,340)	(4,282,724)
Class 3	—	(432,754)
Class K	(1,650,610)	(92)
Institutional Class	(266,670)	(3,468)
Total Distributions to Shareholders	(7,432,620)	(4,719,038)**
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	1,497
Class 2	34,104,348 *	2,010,737 *
Class 3	405,000	2,591,699
Class K	67,194,504	5,000
Institutional Class	12,355,055	199,000
Purchase fees:
Class 2	—	1,361
Class 3	—	100
Redemption fees:
Class 2	—	4,257
Class 3	—	317
Dividends reinvested:
Class 2	5,515,340	4,282,725
Class 3	—	432,754
Class K	1,650,610	92
Institutional Class	263,403	98
Cost of shares redeemed:
Class 1		(4,741)*
Class 2	(37,450,000)	(76,008,120)
Class 3	(27,282,248)*	(1,910,571)
Class K	(500,000)	—
Institutional Class	(38,023)	—
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	56,217,989	(68,393,795)
Total Increase in Net Assets	905,133	15,395,477
NET ASSETS
Beginning of year	307,626,460	292,230,983
End of year	$308,531,593	$307,626,460 **

*  For Class shareholders converted during the periods ended 2018 and 2017 respectively. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Total Distributions consisting of Net Investment Income of $4,719,038 and Net Assets included accumulated net investment loss of $1,798,467. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Choice Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$16.11	$12.46	$12.55	$12.43	$13.13
From Investment Operations
Net investment income(a)	0.17	0.16	0.19	0.17	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.81)	3.74	(0.13)	0.09 (e)	(0.75)
Net increase (decrease) in net asset value from investment operations	(2.64)	3.90	0.06	0.26	(0.59)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.09)	(0.25)	(0.16)	(0.15)	(0.14)
Distributions from net realized gain on investments	(0.23)	—	—	—	—
Total Dividends and Distributions	(0.32)	(0.25)	(0.16)	(0.15)	(0.14)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.01	0.01	0.03
Net asset value, end of year	$13.15	$16.11	$12.46	$12.55	$12.43
Total Return
Total return based on net asset value(c)	(16.39)%	31.28%	0.59%	2.16%	(4.25)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$232,937	$280,488	$272,338	$229,032	$110,234
Ratio of net expenses to average net assets	0.68%	0.67%	0.65%	0.65%	0.66%
Ratio of net investment income to average net assets	1.06%	1.06%	1.46%	1.29%	1.23%
Portfolio turnover rate(d)	26%	12%	23%	16%	23%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Choice Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.10	$14.15
From Investment Operations
Net investment income(b)	0.04	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.68)	2.13
Net increase (decrease) in net asset value from investment operations	(2.64)	2.21
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.11)	(0.26)
Distributions from net realized gain on investments	(0.23)	—
Total Dividends and Distributions	(0.34)	(0.26)
Net asset value, end of period	$13.12	$16.10
Total Return
Total return based on net asset value(c)	(16.36)%	15.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$64,827	$6
Ratio of net expenses to average net assets	0.68%	0.68%*
Ratio of net investment income to average net assets	0.42%	0.73%*
Portfolio turnover rate(d)	26%	12%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Choice Fund
Selected data for a Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$16.09	$14.15
From Investment Operations
Net investment income(b)	0.07	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.73)	2.21
Net increase (decrease) in net asset value from investment operations	(2.66)	2.22
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.10)	(0.28)
Distributions from net realized gain on investments	(0.23)	—
Total Dividends and Distributions	(0.33)	(0.28)
Net asset value, end of period	$13.10	$16.09
Total Return
Total return based on net asset value(c)	(16.50)%	15.68%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,768	$201
Ratio of net expenses to average net assets	0.78%	0.68%*
Ratio of net investment income to average net assets	0.47%	0.14%*
Portfolio turnover rate(d)	26%	12%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
EAFE Pure Fund

	Value	% of Total Net Assets
Apparel	$15,286,811	3.8%
Auto Parts & Equipment	6,525,057	1.6
Banks	21,891,181	5.5
Beverages	6,726,140	1.7
Building Materials	6,624,529	1.7
Chemicals	18,589,976	4.6
Commercial Services	7,104,245	1.8
Computers	3,133,638	0.8
Cosmetics/Personal Care	25,670,825	6.4
Diversified Financial Services	17,392,033	4.3
Electrical Components & Equipment	8,799,909	2.2
Electronics	25,349,394	6.3
Engineering & Construction	4,848,341	1.2
Food	6,687,366	1.7
Hand/Machine Tools	9,807,332	2.4
Healthcare — Products	17,235,901	4.3
Holding Companies — Diversified	9,057,635	2.3
Insurance	23,640,616	5.9
Internet	40,607,193	10.1
Investment Companies	10,222,863	2.5
Leisure Time	10,220,132	2.5
Machinery — Construction & Mining	13,475,530	3.4
Machinery — Diversified	20,268,813	5.1
Oil & Gas Services	5,001,718	1.3
Pharmaceuticals	5,452,096	1.4
Retail	26,341,699	6.5
Semiconductors	23,199,257	5.9
Telecommunications	6,184,193	1.6
Total Value of Investments	395,344,423	98.8
Other assets less liabilities	4,716,858	1.2
Net Assets	$400,061,281	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Pure Fund

	Shares	Value
COMMON STOCKS — 97.3%
AUSTRALIA — 5.8%
Cochlear Ltd.	91,869	$11,256,579
SEEK Ltd.	455,024	5,428,512
Treasury Wine Estates Ltd.	645,021	6,726,140
		23,411,231
DENMARK — 4.0%
Novo Nordisk A/S, B Shares	118,712	5,452,096
Novozymes A/S, B Shares	235,719	10,532,496
		15,984,592
FINLAND — 1.6%
Kone Oyj, B Shares	136,798	6,530,932
FRANCE — 2.2%
Legrand SA	155,661	8,799,909
GERMANY — 6.9%
adidas AG	46,077	9,629,598
Bechtle AG	40,229	3,133,638
Infineon Technologies AG	449,245	8,994,644
Zalando SE *	220,920	5,708,239
		27,466,119
HONG KONG — 5.6%
AIA Group Ltd.	1,589,400	13,202,850
Jardine Matheson Holdings Ltd.	84,800	5,904,518
Jardine Strategic Holdings Ltd.	86,000	3,153,117
		22,260,485
IRELAND — 1.7%
Kingspan Group PLC	154,535	6,624,529
JAPAN — 24.6%
Advantest Corp.	290,200	5,937,677
Denso Corp.	147,400	6,525,057
Kakaku.com, Inc.	353,900	6,260,054
Kao Corp.	118,700	8,785,894

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Pure Fund

	Shares	Value
Keyence Corp.	6,800	$3,437,032
MS&AD Insurance Group Holdings, Inc.	367,200	10,437,766
Murata Manufacturing Co. Ltd.	32,000	4,311,994
Nidec Corp.	37,200	4,209,067
Olympus Corp.	195,500	5,979,322
Pigeon Corp.	121,000	5,160,977
Shimano, Inc.	72,500	10,220,132
Shiseido Co., Ltd.	187,200	11,723,954
SMC Corp.	28,000	8,430,034
SoftBank Group Corp.	76,800	5,030,338
Sugi Holdings Co., Ltd.	53,000	2,094,735
		98,544,033
NETHERLANDS — 2.1%
ASML Holding NV	52,770	8,266,936
PORTUGAL — 1.7%
Jeronimo Martins SGPS SA	564,310	6,687,366
SINGAPORE — 2.6%
United Overseas Bank Ltd.	576,589	10,430,488
SPAIN — 2.4%
Industria de Diseno Textil SA	379,422	9,684,638
SWEDEN — 8.8%
Atlas Copco AB, A Shares	331,244	7,902,832
Atlas Copco AB, B Shares	35,100	769,104
Epiroc AB, A Shares *	278,827	2,650,143
Epiroc AB, B Shares *	241,246	2,153,451
Investor AB, B Shares	240,570	10,222,863
Svenska Handelsbanken AB, A Shares	1,030,112	11,460,693
		35,159,086
SWITZERLAND — 4.9%
Compagnie Financiere Richemont SA	137,299	8,854,087
Schindler Holding AG	49,394	9,807,332
u-blox Holding AG *	14,339	1,153,855
		19,815,274

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Pure Fund

	Shares	Value
UNITED KINGDOM — 18.3%
ASOS PLC *	125,696	$3,649,045
Auto Trader Group PLC	1,541,343	8,945,019
Burberry Group PLC	257,626	5,657,213
Hargreaves Lansdown PLC	613,857	14,477,808
HomeServe PLC	438,927	4,848,341
Intertek Group PLC	116,077	7,104,245
John Wood Group PLC	777,394	5,001,718
Johnson Matthey PLC	225,664	8,057,480
Jupiter Fund Management PLC	774,836	2,914,225
Rightmove PLC	1,915,704	10,557,628
Weir Group PLC (The)	112,977	1,870,815
		73,083,537
UNITED STATES — 4.1%
Mettler-Toledo International, Inc. *	19,163	10,838,210
Spotify Technology SA *	50,810	5,766,935
		16,605,145
Total Common Stocks
(cost $412,102,632)		389,354,300
PREFERRED STOCKS — 1.5%
GERMANY — 1.5%
Sartorius AG 0.45% (cost $6,558,798)	48,130	5,990,123
TOTAL INVESTMENTS — 98.8%
(cost $418,661,430)		$395,344,423
Other assets less liabilities — 1.2%		4,716,858
NET ASSETS — 100.0%		$400,061,281

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
EAFE Pure Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$23,411,231	$—	$23,411,231
Denmark	—	15,984,592	—	15,984,592
Finland	—	6,530,932	—	6,530,932
France	—	8,799,909	—	8,799,909
Germany	—	27,466,119	—	27,466,119
Hong Kong	—	22,260,485	—	22,260,485
Ireland	—	6,624,529	—	6,624,529
Japan	—	98,544,033	—	98,544,033
Netherlands	—	8,266,936	—	8,266,936
Portugal	—	6,687,366	—	6,687,366
Singapore	—	10,430,488	—	10,430,488
Spain	—	9,684,638	—	9,684,638
Sweden	—	35,159,086	—	35,159,086
Switzerland	—	19,815,274	—	19,815,274
United Kingdom	—	73,083,537	—	73,083,537
United States	16,605,145	—	—	16,605,145
Total Common Stocks	16,605,145	372,749,155	—	389,354,300
Preferred Stocks
Germany	—	5,990,123	—	5,990,123
Total	$16,605,145	$378,739,278	$—	$395,344,423

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
EAFE Pure Fund

ASSETS
Investments, at value (cost $418,661,430)	$395,344,423
Cash	4,276,900
Tax reclaims receivable	813,582
Dividends receivable	252,299
Prepaid assets	102,391
Total Assets	400,789,595
LIABILITIES
Advisory fee payable	373,547
Servicing fee payable	168,567
Trustee fee payable	4,511
Commitment fee payable	1,586
Accrued expenses	180,103
Total Liabilities	728,314
NET ASSETS	$400,061,281
COMPOSITION OF NET ASSETS
Paid-in capital	$430,968,765
Total accumulated loss(a)	(30,907,484)
$400,061,281
NET ASSET VALUE, PER SHARE
Class 2 ($181,679,220 / 18,101,891 shares outstanding), unlimited authorized, no par value	$10.04
Class 3 ($64,122,824 / 6,327,091 shares outstanding), unlimited authorized, no par value	$10.13
Class K ($152,397,141 / 15,201,226 shares outstanding), unlimited authorized, no par value	$10.03
Institutional Class ($1,862,096 / 185,799 shares outstanding), unlimited authorized, no par value	$10.02

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
EAFE Pure Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $860,795)	$7,139,078
Interest	26,412
Total Investment Income	7,165,490
EXPENSES
Advisory fee (Note B)	1,361,993
Shareholder Servicing fees — Class 2 Shares (Note B)	362,278
Shareholder Servicing fees — Class 3 Shares (Note B)	80,838
Administration & Supervisory Fee — Class K Shares (Note B)	160,605
Administration & Supervisory Fee — Institutional Class Shares (Note B)	1,233
Fund accounting	211,909
Transfer agency	71,997
Legal	82,990
Custody	63,082
Professional fees	27,681
Trustees' fees	15,736
Insurance	3,288
Commitment fees	2,631
Miscellaneous	92,063
Total Expenses	2,538,324
Net Investment Income	4,627,166
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(8,459,356)
Foreign currency transactions	(6,253)
(8,465,609)
Net change in unrealized depreciation on:
Investments	(73,441,589)
Translation of assets and liabilities denominated in foreign currencies	(20,864)
(73,462,453)
Net realized and unrealized loss on investments and foreign currency transactions	(81,928,062)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(77,300,896)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

EAFE Pure Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$4,627,166	$3,433,271
Net realized gain (loss) from investments and foreign currency transactions	(8,465,609)	5,751,979
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(73,462,453)	56,347,390
Net increase (decrease) in net assets from operations	(77,300,896)	65,532,640
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders:
Class 2	(1,510,948)	(3,944,235)
Class 3	(573,430)	(1,529,526)
Class K	(1,410,939)	(105)
Institutional Class	(17,245)	(105)
Total Distributions to Shareholders	(3,512,562)	(5,473,971)**
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	1,497
Class 2	7,500	19,968,711 *
Class 3	—	74,325,352
Class K	181,677,307	5,000
Institutional Class	2,216,528	5,000
Purchase fees:
Class 1	—	5
Class 2	—	198,413
Class 3	—	1
Redemption fees:
Class 2	—	3,003
Dividends reinvested:
Class 2	1,510,948	3,944,235
Class 3	573,430	1,529,525
Class K	1,410,939	105
Institutional Class	17,245	105
Cost of shares redeemed:
Class 1	—	(4,715)*
Class 2	(5,000,000)	(23,503,003)
Class 3	(5,000,000)	(5,000,000)
Class K	(389,000)	—
Institutional Class	(639)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	177,024,258	71,473,234
Total Increase in Net Assets	96,210,800	131,531,903
NET ASSETS
Beginning of year	303,850,481	172,318,578
End of year	$400,061,281	$303,850,481 **

*  Class 1 shareholders were converted to Class 2 during the period. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Total Distributions consisting of Net Investment Income of $5,473,971 and Net Assets included accumulated net investment loss of $1,994,694. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Pure Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016		For the Year Ended December 31, 2015	For the Period April 15, 2014(a) through December 31, 2014
Net asset value, beginning of period	$12.06	$9.55	$9.70		$9.36	$10.00
From Investment Operations
Net investment income(b)	0.15	0.14	0.17		0.13	0.08
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.08)	2.58	(0.18)		0.27 (f)	(0.69)
Net increase (decrease) in net asset value from investment operations	(1.93)	2.72	(0.01)		0.40	(0.61)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.03)	(0.22)	(0.14)		(0.09)	(0.06)
Distributions from net realized gain on investments	(0.06)	—	—		—	(0.00	)(c)
Total Dividends and Distributions	(0.09)	(0.22)	(0.14)		(0.09)	(0.06)
Proceeds from Purchase Fees and Redemption Fees(b)	—	0.01	(0.00	)(c)	0.03	0.03
Net asset value, end of period	$10.04	$12.06	$9.55		$9.70	$9.36
Total Return
Total return based on net asset value(d)	(16.05)%	28.59%	(0.20)%		4.61%	(5.79)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$181,679	$221,316	$172,316		$172,659	$43,223
Ratio of expenses to average net assets	0.67%	0.66%	0.66%		0.66%	0.70	%*
Ratio of net investment income to average net assets	1.23%	1.22%	1.73%		1.36%	1.17	%*
Portfolio turnover rate(e)	14%	21%	13%		18%	5%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

(f)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Pure Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period March 24, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.17	$10.49
From Investment Operations
Net investment income(b)	0.16	0.12
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.11)	1.79
Net increase (decrease) in net asset value from investment operations	(1.95)	1.91
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.03)	(0.23)
Distributions from net realized gain on investments	(0.06)	—
Total Dividends and Distributions	(0.09)	(0.23)
Proceeds from Purchase Fees and Redemption Fees(b)	—	0.00 (c)
Net asset value, end of period	$10.13	$12.17
Total Return
Total return based on net asset value(d)	(15.99)%	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$64,123	$82,523
Ratio of net expenses to average net assets	0.60%	0.58%*
Ratio of net investment income to average net assets	1.31%	1.32%*
Portfolio turnover rate(e)	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Pure Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.06	$10.74
From Investment Operations
Net investment income(b)	0.11	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.04)	1.47
Net increase (decrease) in net asset value from investment operations	(1.93)	1.54
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.04)	(0.22)
Distributions from net realized gain on investments	(0.06)	—
Total Dividends and Distributions	(0.10)	(0.22)
Net asset value, end of period	$10.03	$12.06
Total Return
Total return based on net asset value(c)	(16.05)%	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$152,397	$6
Ratio of net expenses to average net assets	0.67%	0.66%*
Ratio of net investment income to average net assets	0.99%	0.87%*
Portfolio turnover rate(d)	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

EAFE Pure Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$12.06	$10.74
From Investment Operations
Net investment income(b)	0.06	0.07
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.00)	1.47
Net increase (decrease) in net asset value from investment operations	(1.94)	1.54
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.04)	(0.22)
Distributions from net realized gain on investments	(0.06)	—
Total Dividends and Distributions	(0.10)	(0.22)
Net asset value, end of period	$10.02	$12.06
Total Return
Total return based on net asset value(c)	(16.13)%	14.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,862	$6
Ratio of net expenses to average net assets	0.77%	0.66%*
Ratio of net investment income to average net assets	0.59%	0.87%*
Portfolio turnover rate(d)	14%	21%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
Emerging Markets Fund

	Value	% of Total Net Assets
Apparel	$23,284,769	1.1%
Auto Manufacturers	93,340,242	4.3
Auto Parts & Equipment	10,790,990	0.5
Banks	387,435,656	18.0
Building Materials	40,710,217	1.8
Chemicals	47,148,266	2.2
Commercial Services	9,913,903	0.5
Computers	35,223,364	1.6
Diversified Financial Services	83,801,767	3.8
Electronics	30,547,629	1.4
Food	57,163,276	2.6
Gas	10,752,358	0.5
Holding Companies — Diversified	16,676,478	0.8
Home Furnishings	12,234,541	0.6
Insurance	136,736,795	6.2
Internet	327,751,228	15.0
Machinery — Construction & Mining	12,816,263	0.6
Mining	102,336,840	4.6
Oil & Gas	281,783,989	13.0
Real Estate	21,912,573	1.0
Retail	20,810,836	0.9
Semiconductors	237,849,498	10.9
Software	27,659,482	1.3
Telecommunications	19,786,228	0.9
Total Value of Investments	2,048,467,188	94.1
Other assets less liabilities	128,379,157	5.9
Net Assets	$2,176,846,345	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Emerging Markets Fund

	Shares	Value
COMMON STOCKS — 91.4%
ARGENTINA — 1.3%
Banco Macro SA ADR	191,750	$8,479,185
MercadoLibre, Inc. *	71,169	20,841,842
		29,321,027
BRAZIL — 7.9%
B3 SA — Brasil Bolsa Balcao	1,965,100	13,577,686
Banco Bradesco SA ADR	5,049,450	49,939,061
BRF SA ADR *	5,019,019	28,508,028
Kroton Educacional SA	4,339,600	9,913,903
Petroleo Brasileiro SA ADR	4,478,443	58,264,543
Petroleo Brasileiro SA ADR	967,299	11,210,995
		171,414,216
CANADA — 0.5%
Valeura Energy, Inc. *	4,302,200	10,115,779
CHILE — 0.6%
Lundin Mining Corp.	3,244,400	13,403,469
CHINA — 26.0%
Alibaba Group Holding Ltd. ADR *	736,453	100,945,613
Brilliance China Automotive Holdings Ltd.	35,666,000	26,545,893
China Merchants Bank Co., Ltd., Class H	12,861,000	46,965,720
China Vanke Co., Ltd., Class H	6,470,300	21,912,573
CNOOC Ltd.	64,507,000	99,361,614
Geely Automobile Holdings Ltd.	6,465,000	11,401,572
Kingsoft Corp. Ltd.	4,943,000	7,113,545
Minth Group Ltd.	3,344,000	10,790,990
Pinduoduo, Inc. ADR *	488,542	10,962,883
Ping An Bank Co., Ltd.	7,363,192	10,075,705
Ping An Insurance Group Co. of China Ltd., Class H	9,373,500	82,693,165
Shenzhou International Group Holdings Ltd.	1,317,000	14,968,828
Tencent Holdings Ltd.	2,306,800	92,457,353
Tencent Music Entertainment Group ADR	810,440	10,714,017
ZTE Corp., Class H *	10,486,200	19,786,228
		566,695,699

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Emerging Markets Fund

	Shares	Value
HONG KONG — 0.6%
Haier Electronics Group Co., Ltd. *	4,974,300	$12,234,541
INDIA — 13.6%
Ambuja Cements Ltd.	2,846,898	9,169,905
Asian Paints Ltd.	652,366	12,817,726
Housing Development Finance Corp., Ltd.	2,492,488	70,224,081
ICICI Prudential Life Insurance Co., Ltd.	1,946,330	9,042,001
Indraprastha Gas Ltd.	2,811,791	10,752,358
Mahindra & Mahindra Ltd.	2,934,913	33,769,414
Maruti Suzuki India Ltd.	202,366	21,623,363
Reliance Industries Ltd.	5,109,650	82,005,055
Tata Consultancy Services Ltd.	1,299,043	35,223,364
UltraTech Cement Ltd.	204,661	11,689,595
		296,316,862
INDONESIA — 2.1%
Bank Mandiri Persero Tbk PT	29,580,300	15,173,829
Bank Rakyat Indonesia Persero Tbk PT	122,054,800	31,094,482
		46,268,311
MEXICO — 3.6%
Alfa SAB de CV, Class A	14,011,200	16,676,478
Cemex SAB de CV ADR *	4,118,406	19,850,717
Grupo Financiero Banorte SAB de CV, Class O	4,359,400	21,280,407
Wal-Mart de Mexico SAB de CV	8,182,660	20,810,836
		78,618,438
PERU — 0.9%
Credicorp Ltd.	86,135	19,093,546
POLAND — 0.8%
KGHM Polska Miedz SA *	750,983	17,816,496
RUSSIA — 7.0%
Magnit PJSC GDR Reg S	1,164,680	14,822,617
MMC Norilsk Nickel PJSC ADR	3,789,753	71,116,875
Sberbank of Russia PJSC ADR	6,098,134	66,781,708
		152,721,200
The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Emerging Markets Fund

	Shares	Value
SOUTH AFRICA — 3.8%
Naspers Ltd., N Shares	409,468	$81,982,229
SOUTH KOREA — 10.1%
DB Insurance Co., Ltd.	220,265	13,872,162
Doosan Bobcat, Inc. *	452,676	12,816,263
Hyundai Marine & Fire Insurance Co., Ltd. *	355,118	13,041,161
LG Chem Ltd.	110,133	34,330,540
NAVER Corp.	93,802	10,280,315
NCSoft Corp. *	24,527	10,280,993
Netmarble Corp. *	98,385	9,831,920
Orion Corp. *	128,979	13,832,631
Samsung Electronics Co., Ltd.	2,391,205	83,241,955
Samsung Fire & Marine Insurance Co., Ltd.	75,224	18,088,306
		219,616,246
TAIWAN — 7.7%
Eclat Textile Co., Ltd.	735,360	8,315,941
Hon Hai Precision Industry Co., Ltd.	9,494,278	21,850,482
MediaTek, Inc.	2,371,000	17,646,169
Pegatron Corp.	5,195,000	8,697,147
Taiwan Semiconductor Manufacturing Co., Ltd.	15,308,310	111,157,214
		167,666,953
THAILAND — 3.4%
Kasikornbank PCL NVDR	5,507,400	31,329,098
Siam Commercial Bank PCL NVDR	10,346,700	42,471,099
		73,800,197
TURKEY — 0.6%
Turkiye Garanti Bankasi AS	8,400,718	12,591,644
UNITED KINGDOM — 0.9%
Premier Oil PLC *	24,677,694	20,826,003
Total Common Stocks
(cost $1,805,375,888)		1,990,502,856

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Emerging Markets Fund

	Shares	Value
PREFERRED STOCKS — 2.7%
BRAZIL — 1.5%
Banco Bradesco SA 2.79%	3,230,661	$32,160,172
SOUTH KOREA — 1.2%
Samsung Electronics Co., Ltd. 3.44%	903,075	25,804,160
Total Preferred Stocks
(cost $35,241,992)		57,964,332
TOTAL INVESTMENTS — 94.1%
(cost $1,840,617,880)		$2,048,467,188
Other assets less liabilities — 5.9%		128,379,157
NET ASSETS — 100.0%		$2,176,846,345

*  Non-income producing security.

‡    During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

NVDR  —  Non-Voting Depositary Receipt.

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2018, the net value of these securities was $14,822,617 representing 0.7% of net assets.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Emerging Markets Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$29,321,027	$—	$—	$29,321,027
Brazil	147,922,627	23,491,589	—	171,414,216
Canada	10,115,779	—	—	10,115,779
Chile	13,403,469	—	—	13,403,469
China	122,622,513	444,073,186	—	566,695,699
Hong Kong	—	12,234,541	—	12,234,541
India	—	296,316,862	—	296,316,862
Indonesia	—	46,268,311	—	46,268,311
Mexico	78,618,438	—	—	78,618,438
Peru	19,093,546	—	—	19,093,546
Poland	—	17,816,496	—	17,816,496
Russia	—	152,721,200	—	152,721,200
South Africa	—	81,982,229	—	81,982,229
South Korea	—	219,616,246	—	219,616,246
Taiwan	—	167,666,953	—	167,666,953
Thailand	—	73,800,197	—	73,800,197
Turkey	—	12,591,644	—	12,591,644
United Kingdom	—	20,826,003	—	20,826,003
Total Common Stocks	421,097,399	1,569,405,457	—	1,990,502,856
Preferred Stocks
Brazil	—	32,160,172	—	32,160,172
South Korea	—	25,804,160	—	25,804,160
Total Preferred Stocks	—	57,964,332	—	57,964,332
Total	$421,097,399	$1,627,369,789	$—	$2,048,467,188

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
Emerging Markets Fund

ASSETS
Investments, at value (cost $1,840,617,880)	$2,048,467,188
Cash	55,184,233
Capital shares sold receivable	95,751,988
Dividends receivable	5,321,714
Receivable for deferred Indian capital gains tax benefit	1,404,168
Tax reclaims receivable	20,561
Prepaid assets	101,389
Total Assets	2,206,251,241
LIABILITIES
Advisory fee payable	2,709,614
Payable for investments purchased	20,194,434
Capital shares purchased payable	3,233,008
Payable for deferred Indian capital gains tax (Note A)	2,119,969
Servicing fee payable	399,279
Trustee fee payable	20,644
Distributions payable	6,898
Commitment fee payable	6,893
Accrued expenses	714,157
Total Liabilities	29,404,896
NET ASSETS	$2,176,846,345
COMPOSITION OF NET ASSETS
Paid-in capital	$1,975,811,743
Total distributable earnings(a)	201,034,602
$2,176,846,345
NET ASSET VALUE, PER SHARE
Class 2 ($191,176,696 / 10,852,970 shares outstanding), unlimited authorized, no par value	$17.62
Class 3 ($167,268,560 / 9,415,133 shares outstanding), unlimited authorized, no par value	$17.77
Class 5 ($1,063,434,266 / 58,336,622 shares outstanding), unlimited authorized, no par value	$18.23
Class K ($499,172,190 / 28,412,641 shares outstanding), unlimited authorized, no par value	$17.57
Institutional Class ($255,794,633 / 14,564,163 shares outstanding), unlimited authorized, no par value	$17.56

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
Emerging Markets Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,896,785)	$39,689,589
Interest	134,705
Total Investment Income	39,824,294
EXPENSES
Advisory fee (Note B)	10,192,194
Shareholder Servicing fees — Class 2 Shares (Note B)	343,272
Shareholder Servicing fees — Class 3 Shares (Note B)	186,395
Shareholder Servicing fees — Class 5 Shares (Note B)	233,150
Administration & Supervisory Fees — Class K Shares (Note B)	434,493
Administration & Supervisory Fee — Institutional Class Shares (Note B)	74,227
Fund accounting	842,119
Custody	713,350
Legal	359,497
Transfer agency	151,111
Trustees' fees	72,046
Professional fees	26,972
Insurance	16,963
Commitment fees	11,335
Miscellaneous	161,585
Total Expenses	13,818,709
Net Investment Income	26,005,585
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain from:
Investments	80,257,606
Foreign currency transactions	1,746,121
82,003,727
Net change in unrealized depreciation on:
Investments (net of deferred Indian capital gains tax benefit of $7,619,172) (Note A)	(410,500,622)
Translation of assets and liabilities denominated in foreign currencies	5,365
(410,495,257)
Net realized and unrealized loss on investments and foreign currency transactions	(328,491,530)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(302,485,945)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

Emerging Markets Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$26,005,585	$15,348,183
Net realized gain from investments and foreign currency transactions	82,003,727	156,392,889
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(410,495,257)	537,941,090
Net increase (decrease) in net asset from operations	(302,485,945)	709,682,162
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders:
Class 2	(15,711,644)	(3,773,844)
Class 3	(15,383,533)	(3,763,412)
Class 5	(96,382,507)	(24,116,683)
Class K	(45,808,096)	(1,367,206)
Institutional Class	(14,890,937)	(122)
Distributions to Shareholders	(188,176,717)	(33,021,267)**
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	5,696
Class 2	44,256,131 *	49,650,731 *
Class 5	38,000,000	—
Class K	506,095,758	98,891,235
Institutional Class	289,603,933	5,000
Purchase fees:
Class 1	—	281
Class 2	—	4,567
Class 3	—	4,814
Class 5	—	40,345
Redemption fees:
Class 2	—	4,199
Class 3	—	3,560
Class 5	—	29,835
Dividends reinvested:
Class 2	15,711,644	3,767,062
Class 3	15,383,534	3,756,892
Class 5	96,382,507	24,075,158
Class K	43,485,061	1,339,105
Institutional Class	14,875,218	121
Cost of shares redeemed:
Class 1	—	(8,699,086)*
Class 2	(25,068,932)	(45,405,788)
Class 5	(25,368,631)*	(396,049,578)
Class K	(29,860,792)	(35,000,000)
Institutional Class	(21,776,659)	—
Increase (decrease) in Net Assets from Transactions in Shares of Beneficial Interest	961,718,772	(303,575,851)
Total Increase in Net Assets	471,056,110	373,085,044

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

NET ASSETS
Beginning of year	$1,705,790,235	$1,332,705,191
End of year	$2,176,846,345	$1,705,790,235	**

*  For Class shareholders converted during the periods ended 2018 and 2017 respectively. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Total Distributions consisting of Net Investment Income of $19,863,377, Net Realized Gains of $13,157,890 and Net Assets included accumulated net investment loss of $5,795,490. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Emerging Markets Fund
Selected data for a Class 2 Share outstanding throughout each period.

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Period March 3, 2015(a) through December 31, 2015		For the Period April 8, 2014(a) through June 9, 2014		For the Period January 1, 2014(a) through January 12, 2014		For the Period April 9, 2013(b) through December 31, 2013
Net asset value, beginning of period	$22.82	$15.20	$14.88	$17.24		$16.64		$16.52		$15.60
From Investment Operations
Net investment income (loss)(c)	0.28	0.16	0.07	0.13		0.01		(0.00	)(d)	0.10
Net realized and unrealized gain (loss) on investments andforeign currency transactions	(3.70)	7.89	0.38	(2.38)		1.18		(0.41)		1.10
Net increase (decrease) in net asset value from investment operations	(3.42)	8.05	0.45	(2.25)		1.19		(0.41)		1.20
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.23)	(0.25)	(0.14)	(0.17)		—		—		(0.29)
Distributions from net realized gain on investments	(1.55)	(0.18)	—	(0.00	)(d)	—		—		—
Total Dividends and Distributions	(1.78)	(0.43)	(0.14)	(0.17)		—		—		(0.29)
Proceeds from Purchase Fees and Redemption Fees(c)	—	(0.00)(d)	0.01	0.06		0.02		—		0.01
Net asset value, end of period	$17.62	$22.82	$15.20	$14.88		$17.85		$16.11		$16.52
Total Return
Total return based on net asset value(e)	(14.92)%	53.02%	3.10%	(12.68)%		7.27%		(2.48)%		7.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$191,177	$203,830	$121,739	$69,091		$9,994		$49,767		$51,029
Ratio of net expenses to average net assets	0.84%	0.85%	0.87%	0.87	%*	0.90	%*	0.92	%*	0.89%*
Ratio of net investment income (loss) to average net assets	1.31%	0.82%	0.52%	0.95	%*	0.46	%*	(0.90	)%*	0.90%*
Portfolio turnover rate(f)	22%	33%	24%	46%		26%		26%		33%

*  Annualized.

(a)  Recommencement of investment operations. Class had no shareholders from January 13, 2014 to April 7, 2014 and from June 10, 2014 to March 2, 2015. All shares of this class were redeemed at $16.11 on January 12, 2014. New shares were issued at $16.64 on April 8, 2014. All shares of this class were redeemed at $17.85 on June 9, 2014. New shares were issued at $17.24 on March 3, 2015.

(b)  Commencement of investment operations.

(c)  Calculated based upon average shares outstanding during the period.

(d)  Amount is less than 0.005 per share.

(e)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(f)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Emerging Markets Fund
Selected data for a Class 3 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Period April 01, 2016(b) through December 31, 2016	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2012
Net asset value, beginning of period	$23.00	$15.32	$14.72	$16.74	$16.40	$14.60
From Investment Operations
Net investment income(a)	0.29	0.17	0.12	0.17	0.14	0.19
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.72)	7.96	0.62	(0.15)	0.48	1.82
Net increase (decrease) in net asset value from investment operations	(3.43)	8.13	0.74	0.02	0.62	2.01
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.25)	(0.27)	(0.14)	(0.02)	(0.29)	(0.23)
Distributions from net realized gain on investments	(1.55)	(0.18)	—	—	—	—
Total Dividends and Distributions	(1.80)	(0.45)	(0.14)	(0.02)	(0.29)	(0.23)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (c)	0.00 (c)	0.02	0.01	0.02
Net asset value, end of period	$17.77	$23.00	$15.32	$16.76	$16.74	$16.40
Total Return
Total return based on net asset value(d)	(14.86)%	53.13%	5.05%	0.26%	3.98%	13.94%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$167,268	$196,468	$128,303	$485,066	$317,406	$490,246
Ratio of net expenses to average net assets	0.77%	0.78%	0.80%*	0.75%	0.74%	0.75%
Ratio of net investment income to average net assets	1.33%	0.84%	1.09%*	1.00%	0.88%	1.18%
Portfolio turnover rate(e)	22%	33%	24%	26%	33%	51%

*  Annualized.

(a)  Calculated based upon average shares outstanding during the period.

(b)  Recommencement of investment operations. Class had no shareholders from December 31, 2014 to March 31, 2016. All shares of this class were redeemed on December 31, 2014 at $16.76. New shares were issued at $14.72 on April 01, 2016.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Emerging Markets Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Net asset value, beginning of year	$23.55	$15.67	$15.33	$16.93
From Investment Operations
Net investment income(a)	0.31	0.19	0.13	0.14
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.81)	8.15	0.35	(1.60)
Net increase (decrease) in net asset value from investment operations	(3.50)	8.34	0.48	(1.46)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.27)	(0.28)	(0.15)	(0.19)
Distributions from net realized gain on investments	(1.55)	(0.18)	—	(0.00	)(b)
Total Dividends and Distributions	(1.82)	(0.46)	(0.15)	(0.19)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.01	0.05
Net asset value, end of year	$18.23	$23.55	$15.67	$15.33
Total Return
Total return based on net asset value(c)	(14.80)%	53.25%	3.24%	(8.24)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$1,063,434	$1,232,137	$1,075,176	$935,177
Ratio of net expenses to average net assets	0.69%	0.70%	0.71%	0.71%
Ratio of net investment income to average net assets	1.41%	0.91%	0.83%	0.89%
Portfolio turnover rate(d)	22%	33%	24%	46%

(a)  Calculated based upon average shares outstanding during the period.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Emerging Markets Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$22.79	$18.22
From Investment Operations
Net investment income(b)	0.34	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.75)	5.00
Net increase (decrease) in net asset value from investment operations	(3.41)	5.02
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.26)	(0.27)
Distributions from net realized gain on investments	(1.55)	(0.18)
Total Dividends and Distributions	(1.81)	(0.45)
Net asset value, end of period	$17.57	$22.79
Total Return
Total return based on net asset value(c)	(14.91)%	27.57%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$499,172	$73,349
Ratio of net expenses to average net assets	0.84%	0.85%*
Ratio of net investment income to average net assets	1.65%	0.18%*
Portfolio turnover rate(d)	22%	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Emerging Markets Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$22.80	$18.22
From Investment Operations
Net investment income(b)	0.11	0.16
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(3.54)	4.86
Net increase (decrease) in net asset value from investment operations	(3.43)	5.02
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.26)	(0.26)
Distributions from net realized gain on investments	(1.55)	(0.18)
Total Dividends and Distributions	(1.81)	(0.44)
Net asset value, end of period	$17.56	$22.80
Total Return
Total return based on net asset value(c)	(14.98)%	27.61%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$255,795	$6
Ratio of net expenses to average net assets	0.95%	0.85%*
Ratio of net investment income to average net assets	0.68%	1.13%*
Portfolio turnover rate(d)	22%	33%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
Global Alpha Equity Fund

	Value	% of Total Net Assets
Airlines	$6,921,407	0.9%
Auto Manufacturers	13,756,490	1.9
Banks	57,154,070	7.7
Beverages	14,747,452	2.0
Biotechnology	17,096,444	2.4
Building Materials	18,429,911	2.6
Chemicals	6,376,163	0.9
Commercial Services	53,836,846	7.3
Distribution/Wholesale	2,664,290	0.4
Diversified Financial Services	69,961,911	9.6
Electrical Components & Equipment	5,673,309	0.8
Electronics	8,342,858	1.1
Environmental Control	3,692,849	0.5
Hand/Machine Tools	8,400,583	1.2
Healthcare — Products	25,424,139	3.5
Healthcare — Services	21,008,299	2.9
Holding Companies — Diversified	4,637,274	0.6
Insurance	81,721,773	11.1
Internet	152,664,549	20.8
Leisure Time	8,068,946	1.1
Lodging	3,174,817	0.4
Machinery — Construction & Mining	9,964,786	1.4
Machinery — Diversified	10,807,434	1.5
Media	8,248,273	1.1
Mining	7,986,679	1.1
Miscellaneous Manufacturing	3,434,117	0.5
Oil & Gas	18,364,587	2.5
Oil & Gas Services	2,124,021	0.3
Real Estate	2,970,869	0.4
Retail	10,103,218	1.4
Semiconductors	28,895,520	4.0
Software	16,098,040	2.2
Telecommunications	864,800	0.1
Transportation	20,742,541	2.9
Total Value of Investments	724,359,265	99.1
Other assets less liabilities	6,793,641	0.9
Net Assets	$731,152,906	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Alpha Equity Fund

	Shares	Value
COMMON STOCKS — 97.2%
AUSTRALIA — 1.6%
BHP Group PLC	377,960	$7,986,679
Orica Ltd.	282,539	3,434,117
		11,420,796
BRAZIL — 0.7%
B3 SA — Brasil Bolsa Balcao	738,300	5,101,219
CANADA — 2.1%
Fairfax Financial Holdings Ltd.	16,377	7,209,383
Ritchie Bros. Auctioneers, Inc.	122,429	4,005,877
Shopify, Inc., Class A *	28,035	3,881,445
		15,096,705
CHINA — 7.3%
58.com, Inc. ADR *	88,719	4,809,457
Alibaba Group Holding Ltd. ADR *	106,176	14,553,544
Autohome, Inc. ADR	56,731	4,438,066
Baidu, Inc. ADR *	41,427	6,570,322
Ctrip.com International Ltd. ADR *	138,364	3,744,130
Meituan Dianping, Class B *	504,000	2,824,760
NetEase, Inc.	13,721	3,229,512
Ping An Insurance Group Co. of China Ltd., Class H	1,319,000	11,636,239
Tsingtao Brewery Co., Ltd., Class H	440,000	1,775,841
		53,581,871
DENMARK — 1.1%
A P Moller — Maersk A/S, B Shares	3,807	4,788,948
Genmab A/S *	19,790	3,253,882
		8,042,830
FRANCE — 2.6%
Bureau Veritas SA	298,984	6,092,517
Pernod Ricard SA	79,037	12,971,611
		19,064,128

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Alpha Equity Fund

	Shares	Value
GERMANY — 3.0%
Deutsche Boerse AG	47,355	$5,661,548
Infineon Technologies AG	161,389	3,231,281
SAP SE	129,658	12,868,528
		21,761,357
HONG KONG — 2.9%
AIA Group Ltd.	2,029,000	16,854,526
Jardine Matheson Holdings Ltd.	66,600	4,637,274
		21,491,800
INDIA — 3.5%
Housing Development Finance Corp., Ltd.	407,401	11,478,234
ICICI Bank Ltd. ADR	1,376,291	14,162,035
		25,640,269
IRELAND — 3.0%
Bank of Ireland Group PLC	939,656	5,226,114
CRH PLC	374,131	9,903,956
Ryanair Holdings PLC ADR *	97,020	6,921,407
		22,051,477
JAPAN — 7.4%
Advantest Corp.	308,000	6,301,877
CyberAgent, Inc.	151,000	5,837,299
Kansai Paint Co., Ltd.	159,900	3,071,247
LINE Corp. *	73,000	2,493,149
MS&AD Insurance Group Holdings, Inc.	348,600	9,909,056
Olympus Corp.	211,000	6,453,386
Persol Holdings Co., Ltd.	181,300	2,689,307
Rohm Co., Ltd.	64,900	4,142,243
SMC Corp.	19,800	5,961,238
Sumitomo Mitsui Trust Holdings, Inc.	203,600	7,414,494
		54,273,296
MACAU — 0.4%
Sands China Ltd.	728,000	3,174,817
NETHERLANDS — 0.8%
Signify NV	242,516	5,673,309

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Alpha Equity Fund

	Shares	Value
NORWAY — 1.1%
Schibsted ASA, Class A	224,374	$7,538,360
Schibsted ASA, Class B	23,337	709,913
		8,248,273
RUSSIA — 1.1%
Mail.Ru Group Ltd. GDR Reg S *	127,433	3,002,427
Sberbank of Russia PJSC ADR	484,111	5,301,582
		8,304,009
SOUTH AFRICA — 3.8%
Naspers Ltd., N Shares	139,105	27,851,109
SWEDEN — 2.1%
Atlas Copco AB, B Shares	260,061	5,698,401
Epiroc AB, B Shares *	477,953	4,266,385
Svenska Handelsbanken AB, A Shares	445,449	4,955,921
		14,920,707
SWITZERLAND — 2.0%
Compagnie Financiere Richemont SA	93,542	6,032,302
Schindler Holding AG, Participating Certificates	42,309	8,400,583
		14,432,885
TAIWAN — 1.4%
HTC Corp. *	755,000	864,800
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	249,147	9,196,016
		10,060,816
UNITED KINGDOM — 4.4%
Fiat Chrysler Automobiles NV *	466,217	6,722,096
Hays PLC	1,693,836	3,023,777
Just Eat PLC *	425,967	3,185,504
Prudential PLC	1,057,867	18,889,759
		31,821,136
UNITED STATES — 44.9%
Advanced Micro Devices, Inc. *	113,214	2,089,930
Albemarle Corp.	42,882	3,304,916
Alnylam Pharmaceuticals, Inc. *	35,515	2,589,399

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Alpha Equity Fund

	Shares	Value
Alphabet, Inc., Class C *	14,909	$15,439,909
Amazon.com, Inc. *	18,104	27,191,665
Anthem, Inc.	79,992	21,008,299
Apache Corp.	429,744	11,280,780
Arthur J Gallagher & Co.	122,066	8,996,264
C.H. Robinson Worldwide, Inc.	79,611	6,694,489
Chegg, Inc. *	28,760	817,359
Chipotle Mexican Grill, Inc. *	9,428	4,070,916
EOG Resources, Inc.	81,227	7,083,807
Facebook, Inc., Class A *	61,446	8,054,956
First Republic Bank	70,809	6,153,302
GrubHub, Inc. *	77,253	5,933,803
Howard Hughes Corp. (The) *	30,433	2,970,869
Interactive Brokers Group, Inc., Class A	79,044	4,319,755
Jefferies Financial Group, Inc.	257,421	4,468,829
Kirby Corp. *	137,457	9,259,104
LendingTree, Inc. *	13,919	3,056,195
Markel Corp. *	7,925	8,226,546
MarketAxess Holdings, Inc.	34,643	7,320,412
Martin Marietta Materials, Inc.	49,607	8,525,955
Mastercard, Inc., Class A	81,080	15,295,742
Moody's Corp.	105,690	14,800,828
Myriad Genetics, Inc. *	168,188	4,889,225
Netflix, Inc. *	17,425	4,663,975
Novocure Ltd. *	3,295	110,317
NOW, Inc. *	182,476	2,124,021
ResMed, Inc.	84,234	9,591,726
Royal Caribbean Cruises Ltd.	82,513	8,068,946
Seattle Genetics, Inc. *	112,318	6,363,938
Service Corp. International	208,828	8,407,415
SiteOne Landscape Supply, Inc. *	48,205	2,664,290
Spotify Technology SA *	25,095	2,848,283
Stericycle, Inc. *	100,650	3,692,849
TD Ameritrade Holding Corp.	130,967	6,412,144
Teradyne, Inc.	125,372	3,934,173
Tesla, Inc. *	21,137	7,034,394
Thermo Fisher Scientific, Inc.	41,417	9,268,710
Verisk Analytics, Inc. *	61,256	6,679,354
Visa, Inc., Class A	107,384	14,168,245
Wabtec Corp.	68,985	4,846,196

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Alpha Equity Fund

	Shares	Value
Waters Corp. *	44,224	$8,342,858
Zillow Group, Inc., Class C *	169,118	5,340,746
		328,405,834
Total Common Stocks
(cost $566,610,952)		710,418,643
PREFERRED STOCKS — 1.9%
BRAZIL — 1.9%
Banco Bradesco SA 2.79% (cost $11,302,856)	1,400,410	13,940,622
TOTAL INVESTMENTS — 99.1%
(cost $577,913,808)		$724,359,265
Other assets less liabilities — 0.9%		6,793,641
NET ASSETS — 100.0%		$731,152,906

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2018, the net value of these securities was $3,002,427 representing 0.4% of net assets.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Alpha Equity Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$11,420,796	$—	$11,420,796
Brazil	—	5,101,219	—	5,101,219
Canada	15,096,705	—	—	15,096,705
China	37,345,031	16,236,840	—	53,581,871
Denmark	—	8,042,830	—	8,042,830
France	—	19,064,128	—	19,064,128
Germany	—	21,761,357	—	21,761,357
Hong Kong	—	21,491,800	—	21,491,800
India	14,162,035	11,478,234	—	25,640,269
Ireland	6,921,407	15,130,070	—	22,051,477
Japan	—	54,273,296	—	54,273,296
Macau	—	3,174,817	—	3,174,817
Netherlands	—	5,673,309	—	5,673,309
Norway	—	8,248,273	—	8,248,273
Russia	—	8,304,009	—	8,304,009
South Africa	—	27,851,109	—	27,851,109
Sweden	—	14,920,707	—	14,920,707
Switzerland	—	14,432,885	—	14,432,885
Taiwan	9,196,016	864,800	—	10,060,816
United Kingdom	—	31,821,136	—	31,821,136
United States	328,405,834	—	—	328,405,834
Total Common Stocks	411,127,028	299,291,615	—	710,418,643
Preferred Stocks
Brazil	—	13,940,622	—	13,940,622
Total	$411,127,028	$313,232,237	$—	$724,359,265

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
Global Alpha Equity Fund

ASSETS
Investments, at value (cost $577,913,808)	$724,359,265
Cash	6,773,378
Tax reclaims receivable	933,662
Dividends receivable	332,267
Receivable for deferred Indian capital gains tax benefit	64,471
Capital shares sold receivable	180
Prepaid assets	18,370
Total Assets	732,481,593
LIABILITIES
Advisory fee payable	785,046
Servicing fee payable	219,595
Trustee fee payable	8,281
Commitment fee payable	2,945
Capital shares purchased payable	1,350
Accrued expenses	311,470
Total Liabilities	1,328,687
NET ASSETS	$731,152,906
COMPOSITION OF NET ASSETS
Paid-in capital	$585,821,987
Total distributable earnings(a)	145,330,919
	$731,152,906
NET ASSET VALUE, PER SHARE
Class 2 ($129,690,034 / 9,876,626 shares outstanding), unlimited authorized, no par value	$13.13
Class 3 ($449,176,429 / 33,378,310 shares outstanding), unlimited authorized, no par value	$13.46
Class 4 ($110,854,350 / 8,037,787 shares outstanding), unlimited authorized, no par value	$13.79
Class K ($41,426,748 / 3,161,010 shares outstanding), unlimited authorized, no par value	$13.11
Institutional Class ($5,345 / 407 shares outstanding), unlimited authorized, no par value	$13.12	*

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
Global Alpha Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $1,163,362)	$11,657,799
Interest	52,111
Total Investment Income	11,709,910
EXPENSES
Advisory fee (Note B)	3,760,250
Shareholder Servicing fees — Class 2 Shares (Note B)	263,707
Shareholder Servicing fees — Class 3 Shares (Note B)	541,374
Shareholder Servicing fees — Class 4 Shares (Note B)	135,791
Administration & Supervisory Fee — Class K Shares (Note B)	84,276
Administration & Supervisory Fee — Institutional Class Shares (Note B)	10
Fund accounting	455,685
Legal	184,019
Custody	121,851
Transfer agency	89,577
Professional fees	56,199
Trustees' fees	36,293
Insurance	8,836
Commitment fees	5,184
Miscellaneous	64,410
Total Expenses	5,807,462
Net Investment Income	5,902,448
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	148,709,578
Foreign currency transactions	(223,546)
148,486,032
Net change in unrealized depreciation on:
Investments (net of deferred Indian capital gains tax benefit of $312,128) (Note A)	(210,331,404)
Translation of assets and liabilities denominated in foreign currencies	(23,372)
(210,354,776)
Net realized and unrealized loss on investments and foreign currency transactions	(61,868,744)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(55,966,296)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

Global Alpha Equity Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,902,448	$5,319,973
Net realized gain from investments and foreign currency transactions	148,486,032	65,005,092
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(210,354,776)	216,662,173
Net increase (decrease) in net assets from operations	(55,966,296)	286,987,238
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders
Class 2	(29,638,221)	(5,398,523)
Class 3	(101,000,978)	(19,986,144)
Class 4	(24,453,077)	(13,112,596)
Class K	(9,635,592)	(2,058,916)
Institutional Class	(1,223)	(213)
Total Distributions to Shareholders	(164,729,091)	(40,556,392)**
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	1,498
Class 2	3,007,500	20,191,462 *
Class 3	7,500,000	167,078,422
Class 4	—	352,706,903
Class K	6,673,503	75,400,530
Institutional Class	—	5,000
Purchase fees:
Class 2	—	5,472
Class 3	—	14,033
Redemption fees:
Class 2	—	6,754
Class 3	—	17,770
Dividends reinvested:
Class 2	29,638,221	5,398,523
Class 3	101,000,978	19,986,144
Class 4	24,453,077	13,112,596
Class K	8,951,758	2,058,917
Institutional Class	1,223	213
Cost of shares redeemed:
Class 1	—	(4,965)*
Class 2	(14,500,000)	(154,903,521)
Class 3	(79,500,000)	(388,729,425)
Class 4	(261,700,383)	(10,500,000)
Class K	(16,990,416)	(23,575,015)
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(191,464,539)	78,271,311
Total Increase (Decrease) in Net Assets	(412,159,926)	324,702,157

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

NET ASSETS
Beginning of year	$1,143,312,832	$818,610,675
End of year	$731,152,906	$1,143,312,832	**

*  All Class 1 shareholders were converted to Class 2 during the period. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Total Distributions consisting of Net Investment Income of $8,003,422, Net Realized Gains of $32,552,970 and Net Assets included accumulated net investment loss of $3,511,772. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Global Alpha Equity Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$18.85	$14.52	$13.96	$14.00	$14.10
From Investment Operations
Net investment income(a)	0.11	0.10	0.10	0.12	0.11
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.93)	4.91	0.59	0.11 (e)	0.53
Net increase (decrease) in net asset value from investment operations	(1.82)	5.01	0.69	0.23	0.64
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.13)	(0.11)	(0.08)	(0.11)	(0.14)
Distributions from net realized gain on investments	(3.77)	(0.57)	(0.05)	(0.17)	(0.61)
Total Dividends and Distributions	(3.90)	(0.68)	(0.13)	(0.28)	(0.75)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.00 (b)	0.01	0.01
Net asset value, end of year	$13.13	$18.85	$14.52	$13.96	$14.00
Total Return
Total return based on net asset value(c)	(9.44)%	34.56%	4.95%	1.75%	4.49%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$129,690	$154,523	$225,095	$210,890	$213,426
Ratio of net expenses to average net assets	0.68%	0.67%	0.67%	0.66%	0.67%
Ratio of net investment income to average net assets	0.59%	0.59%	0.69%	0.83%	0.74%
Portfolio turnover rate(d)	18%	27%	20%	16%	26%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

(e)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Global Alpha Equity Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$19.22	$14.79	$14.23	$14.26	$14.36
From Investment Operations
Net investment income(a)	0.13	0.10	0.10	0.13	0.13
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.97)	5.04	0.61	0.12 (b)	0.52
Net increase (decrease) in net asset value from investment operations	(1.84)	5.14	0.71	0.25	0.65
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.14)	(0.10)	(0.12)	(0.15)
Distributions from net realized gain on investments	(3.77)	(0.57)	(0.05)	(0.17)	(0.61)
Total Dividends and Distributions	(3.92)	(0.71)	(0.15)	(0.29)	(0.76)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (c)	0.00 (c)	0.01	0.01
Net asset value, end of year	$13.46	$19.22	$14.79	$14.23	$14.26
Total Return
Total return based on net asset value(d)	(9.37)%	34.65%	5.02%	1.84%	4.48%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$449,177	$564,714	$593,513	$500,983	$410,993
Ratio of net expenses to average net assets	0.61%	0.60%	0.60%	0.59%	0.59%
Ratio of net investment income to average net assets	0.67%	0.60%	0.75%	0.85%	0.91%
Portfolio turnover rate(e)	18%	27%	20%	16%	26%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Calculation of the net gain per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Global Alpha Equity Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period July 10, 2017(a) through December 31, 2017
Net asset value, beginning of period	$19.58	$17.99
From Investment Operations
Net investment income(b)	0.11	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.98)	2.31
Net increase (decrease) in net asset value from investment operations	(1.87)	2.32
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.16)
Distributions from net realized gain on investments	(3.77)	(0.57)
Total Dividends and Distributions	(3.92)	(0.73)
Net asset value, end of period	$13.79	$19.58
Total Return
Total return based on net asset value(c)	(9.35)%	12.87%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$110,854	$367,908
Ratio of net expenses to average net assets	0.58%	0.58%*
Ratio of net investment income to average net assets	0.57%	0.15%*
Portfolio turnover rate(d)	18%	27%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Global Alpha Equity Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$18.82	$16.56
From Investment Operations
Net investment income(b)	0.11	0.02
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.92)	2.96
Net increase (decrease) in net asset value from investment operations	(1.81)	2.98
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.13)	(0.15)
Distributions from net realized gain on investments	(3.77)	(0.57)
Total Dividends and Distributions	(3.90)	(0.72)
Net asset value, end of period	$13.11	$18.82
Total Return
Total return based on net asset value(c)	(9.38)%	17.97%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$41,427	$56,163
Ratio of net expenses to average net assets	0.68%	0.68%*
Ratio of net investment income to average net assets	0.56%	0.17%*
Portfolio turnover rate(d)	18%	27%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Global Alpha Equity Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$18.84	$16.56
From Investment Operations
Net investment income(b)	0.12	0.04
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.94)	2.95
Net increase (decrease) in net asset value from investment operations	(1.82)	2.99
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.13)	(0.14)
Distributions from net realized gain on investments	(3.77)	(0.57)
Total Dividends and Distributions	(3.90)	(0.71)
Net asset value, end of period	$13.12	$18.84
Total Return
Total return based on net asset value(c)	(9.42)%	18.03%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5	$6
Ratio of net expenses to average net assets	0.68%	0.67%*
Ratio of net investment income to average net assets	0.62%	0.35%*
Portfolio turnover rate(d)	18%	27%

*  Annualized.

(a)  Commencement of operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level and excludes the value of portfolio securities received in-kind in connection with Fund capital shares sold.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
Global Select Equity Fund

	Value	% of Total Net Assets
Airlines	$18,406	0.6%
Apparel	73,105	2.6
Auto Manufacturers	32,614	1.2
Banks	126,195	4.6
Biotechnology	121,032	4.4
Building Materials	24,062	0.9
Chemicals	65,606	2.3
Commercial Services	152,426	5.5
Distribution/Wholesale	66,506	2.4
Diversified Financial Services	306,493	11.3
Electronics	81,962	3.1
Hand/Machine Tools	34,548	1.3
Healthcare — Products	136,206	5.0
Home Furnishings	28,555	1.0
Insurance	140,114	5.0
Internet	667,997	24.2
Machinery — Construction & Mining	23,774	0.9
Machinery — Diversified	75,232	2.7
Metal Fabricate/Hardware	27,387	1.0
Oil & Gas	70,513	2.5
Pharmaceuticals	36,597	1.4
Real Estate	21,398	0.8
Retail	111,157	3.9
Semiconductors	75,926	2.7
Software	79,449	2.9
Telecommunications	98,249	3.6
Toys/Games/Hobbies	26,554	1.0
Transportation	25,311	0.9
Total Value of Investments	2,747,374	99.7
Other assets less liabilities	9,586	0.3
Net Assets	$2,756,960	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Select Equity Fund

	Shares	Value
COMMON STOCKS — 99.7%
CANADA — 1.3%
Shopify, Inc., Class A *	260	$35,997
CHINA — 5.7%
Alibaba Group Holding Ltd. ADR *	388	53,183
Baidu, Inc. ADR *	125	19,825
JD.com, Inc. ADR *	1,159	24,258
Tencent Holdings Ltd.	1,500	60,120
		157,386
DENMARK — 0.8%
Novozymes A/S, B Shares	517	23,101
FRANCE — 1.6%
Sartorius Stedim Biotech	429	42,951
GERMANY — 2.2%
adidas AG	223	46,605
Zalando SE *	551	14,237
		60,842
HONG KONG — 2.5%
AIA Group Ltd.	5,000	41,534
Hong Kong Exchanges & Clearing Ltd.	900	26,018
		67,552
IRELAND — 1.3%
COSMO Pharmaceuticals NV *	207	18,529
Ryanair Holdings PLC ADR *	258	18,406
		36,935
JAPAN — 12.5%
CyberAgent, Inc.	600	23,194
FANUC Corp. ADR	1,470	22,138
FANUC Corp.	200	30,352
Gree, Inc.	4,800	18,969
Inpex Corp.	4,700	41,646
Kubota Corp.	1,600	22,742

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Select Equity Fund

	Shares	Value
MISUMI Group, Inc.	1,300	$27,387
Nintendo Co., Ltd.	100	26,554
SoftBank Group Corp.	1,500	98,249
Sumitomo Mitsui Trust Holdings, Inc.	900	32,775
		344,006
NETHERLANDS — 1.5%
IMCD NV	664	42,505
SPAIN — 0.4%
Industria de Diseno Textil SA	482	12,303
SWEDEN — 1.9%
Atlas Copco AB, B Shares	1,085	23,774
Svenska Handelsbanken AB, A Shares	2,445	27,202
		50,976
SWITZERLAND — 2.1%
Compagnie Financiere Richemont SA	364	23,474
Schindler Holding AG, Participating Certificates	174	34,548
		58,022
TAIWAN — 3.1%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	5,581	26,013
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	1,576	58,170
		84,183
UNITED KINGDOM — 5.4%
Hargreaves Lansdown PLC	1,800	42,453
Just Group PLC	26,110	30,522
Prudential PLC	1,893	33,802
St James's Place PLC	2,273	27,376
Ted Baker PLC	751	14,841
		148,994
UNITED STATES — 57.4%
ABIOMED, Inc. *	212	68,908
Alphabet, Inc., Class A *	62	64,788
Amazon.com, Inc. *	98	147,193
American Express Co.	290	27,643

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Select Equity Fund

	Shares	Value
C.H. Robinson Worldwide, Inc.	301	$25,311
CarMax, Inc. *	591	37,073
Celgene Corp. *	305	19,547
Chegg, Inc. *	2,129	60,506
Ellie Mae, Inc. *	248	15,582
EOG Resources, Inc.	331	28,867
Exact Sciences Corp. *	420	26,502
Facebook, Inc., Class A *	436	57,155
Fastenal Co.	588	30,747
First Republic Bank	762	66,218
Fortive Corp.	431	29,161
GrubHub, Inc. *	574	44,089
Illumina, Inc. *	250	74,983
Interactive Brokers Group, Inc., Class A	854	46,671
iRobot Corp. *	341	28,555
LendingTree, Inc. *	212	46,549
Markel Corp. *	33	34,256
MarketAxess Holdings, Inc.	435	91,920
Martin Marietta Materials, Inc.	140	24,062
Mastercard, Inc., Class A	187	35,278
Netflix, Inc. *	267	71,465
NVIDIA Corp.	133	17,756
Pacira Pharmaceuticals, Inc. *	420	18,068
Redfin Corp. *	1,486	21,398
Spotify Technology SA *	203	23,041
STAAR Surgical Co. *	763	24,347
Tableau Software, Inc., Class A *	504	60,480
TD Ameritrade Holding Corp.	795	38,923
Tesla, Inc. *	98	32,614
TJX Cos., Inc. (The)	538	24,070
Under Armour, Inc., Class C *	721	11,659
Waters Corp. *	142	26,788
Watsco, Inc.	257	35,759
Wayfair, Inc., Class A *	485	43,689
		1,581,621
TOTAL INVESTMENTS — 99.7%
(cost $2,991,849)		$2,747,374
Other assets less liabilities — 0.3%		9,586
NET ASSETS — 100.0%		$2,756,960

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Global Select Equity Fund

*  Non-income producing security.

‡    During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2018, the net value of these securities was $26,013 representing 0.9% of net assets.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$35,997	$—	$—	$35,997
China	97,266	60,120	—	157,386
Denmark	—	23,101	—	23,101
France	—	42,951	—	42,951
Germany	—	60,842	—	60,842
Hong Kong	—	67,552	—	67,552
Ireland	18,406	18,529	—	36,935
Japan	22,138	321,868	—	344,006
Netherlands	—	42,505	—	42,505
Spain	—	12,303	—	12,303
Sweden	—	50,976	—	50,976
Switzerland	—	58,022	—	58,022
Taiwan	84,183	—	—	84,183
United Kingdom	—	148,994	—	148,994
United States	1,581,621	—	—	1,581,621
Total	$1,839,611	$907,763	$—	$2,747,374

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
Global Select Equity Fund

ASSETS
Investments, at value (cost $2,991,849)	$2,747,374
Cash	20,526
Due from Investment Advisor	56,271
Tax reclaims receivable	696
Dividends receivable	174
Prepaid assets	20,509
Total Assets	2,845,550
LIABILITIES
Advisory fee payable	2,470
Administration & Supervisory fee payable	1,272
Trustee fee payable	32
Commitment fee payable	11
Accrued expenses	84,805
Total Liabilities	88,590
NET ASSETS	$2,756,960
COMPOSITION OF NET ASSETS
Paid-in capital	$3,030,277
Total accumulated loss(a)	(273,317)
$2,756,960
NET ASSET VALUE, PER SHARE
Class K ($1,378,480 / 151,707 shares outstanding), unlimited authorized, no par value	$9.09
Institutional Class ($1,378,480 / 151,707 shares outstanding), unlimited authorized, no par value	$9.09

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
Global Select Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,110)	$28,820
Interest	81
Total Investment Income	28,901
EXPENSES
Advisory fee (Note B)	10,578
Administration & Supervisory Fee — Class K Shares (Note B)	2,725
Administration & Supervisory Fee — Institutional Class Shares (Note B)	2,725
Fund accounting	66,320
Transfer agency	35,322
Professional fees	26,792
Legal	17,211
Custody	4,598
Trustees' fees	111
Insurance	27
Commitment fees	20
Miscellaneous	10,812
Total Expenses	177,241
Fees waived	(156,400)
Net Expenses	20,841
Net Investment Income	8,060
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(3,695)
Foreign currency transactions	(159)
(3,854)
Net change in unrealized depreciation on:
Investments	(292,396)
Translation of assets and liabilities denominated in foreign currencies	(53)
(292,449)
Net realized and unrealized loss on investments and foreign currency transactions	(296,303)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(288,243)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

Global Select Equity Fund

	For the Year Ended December 31, 2018	For the Period December 14, 2017* through December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$8,060	$(410)
Net realized loss on investments and foreign currency transactions	(3,854)	(2,309)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(292,449)	47,922
Net increase (decrease) in net assets from operations	(288,243)	45,203
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders
Class K	(15,312)	—
Institutional Class	(15,312)	—
Total distributions to shareholders	(30,624)	—
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	—	1,500,000
Institutional Class	—	1,500,000
Dividends reinvested:
Class K	15,312	—
Institutional Class	15,312	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	30,624	3,000,000
Total Increase (Decrease) in Net Assets	(288,243)	3,045,203
NET ASSETS
Beginning of period	3,045,203	—
End of period	$2,756,960	$3,045,203 **

*  Commencement of investment operations. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Net Assets included accumulated net investment loss of $2,719. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Global Select Equity Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.15	$10.00
From Investment Operations
Net investment income (loss)(b)	0.03	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.99)	0.15
Net increase (decrease) in net asset value from investment operations	(0.96)	0.15
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.02)	—
Distributions from net realized gain on investments	(0.08)	—
Total Dividends and Distributions	(0.10)	—
Net asset value, end of period	$9.09	$10.15
Total Return
Total return based on net asset value(d)	(9.43)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,378	$1,523
Ratio of net expenses to average net assets, before waiver	5.53%	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.65	%*
Ratio of net investment income (loss) to average net assets	0.25%	(0.31	)%*
Portfolio turnover rate(e)	14%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Global Select Equity Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.15	$10.00
From Investment Operations
Net investment income (loss)(b)	0.03	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.99)	0.15
Net increase (decrease) in net asset value from investment operations	(0.96)	0.15
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.02)	—
Distributions from net realized gain on investments	(0.08)	—
Total Dividends and Distributions	(0.10)	—
Net asset value, end of period	$9.09	$10.15
Total Return
Total return based on net asset value(d)	(9.43)%	1.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$1,379	$1,523
Ratio of net expenses to average net assets, before waiver	5.53%	18.55	%*
Ratio of net expenses to average net assets, after waiver	0.65%	0.80	%*
Ratio of net investment income (loss) to average net assets	0.25%	(0.31	)%*
Portfolio turnover rate(e)	14%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
International Concentrated Growth Fund

	Value	% of Total Net Assets
Apparel	$5,803,778	10.3%
Auto Manufacturers	5,111,314	9.0
Biotechnology	4,160,426	7.4
Cosmetics/Personal Care	903,628	1.6
Diversified Financial Services	469,224	0.8
Insurance	2,464,826	4.4
Internet	24,516,305	43.6
Investment Companies	1,157,771	2.0
Machinery — Construction & Mining	595,694	1.1
Retail	4,002,228	7.1
Semiconductors	5,038,539	8.9
Telecommunications	1,670,229	3.0
Total Value of Investments	55,893,962	99.2
Other assets less liabilities	434,053	0.8
Net Assets	$56,328,015	100.0%

*   The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Concentrated Growth Fund

	Shares	Value
COMMON STOCKS — 99.2%
ARGENTINA — 4.3%
MercadoLibre, Inc. *	8,232	$2,410,741
CHINA — 26.4%
Alibaba Group Holding Ltd. ADR *	30,479	4,177,756
Baidu, Inc. ADR *	12,126	1,923,184
Ctrip.com International Ltd. ADR *	51,791	1,401,464
Meituan Dianping, Class B *	94,100	527,401
NIO, Inc. ADR *	81,594	519,754
Ping An Insurance Group Co. of China Ltd., Class H	160,000	1,411,522
Tencent Holdings Ltd.	122,200	4,897,819
		14,858,900
DENMARK — 2.2%
Genmab A/S *	7,445	1,224,111
FRANCE — 11.9%
Hermes International	3,490	1,938,909
Kering	8,250	3,864,869
L'Oreal SA	3,949	903,628
		6,707,406
GERMANY — 8.0%
Delivery Hero SE *	54,758	2,044,337
Rocket Internet SE *	37,421	864,474
Zalando SE *	62,406	1,612,477
		4,521,288
HONG KONG — 1.9%
AIA Group Ltd.	126,800	1,053,304
ITALY — 4.4%
Ferrari NV	25,117	2,499,246
JAPAN — 5.7%
M3, Inc.	114,700	1,545,150
SoftBank Group Corp.	25,500	1,670,229
		3,215,379

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Concentrated Growth Fund

	Shares	Value
NETHERLANDS — 8.0%
ASML Holding NV	28,815	$4,514,151
SPAIN — 4.2%
Industria de Diseno Textil SA	93,625	2,389,751
SWEDEN — 3.1%
Atlas Copco AB, B Shares	27,186	595,694
Kinnevik AB, B Shares	47,843	1,157,771
		1,753,465
UNITED KINGDOM — 0.8%
Funding Circle Holdings PLC *	105,740	469,224
UNITED STATES — 18.3%
Amazon.com, Inc. *	1,745	2,620,938
Illumina, Inc. *	9,790	2,936,315
NVIDIA Corp.	3,928	524,388
Spotify Technology SA *	18,529	2,103,041
Tesla, Inc. *	6,287	2,092,314
		10,276,996
TOTAL INVESTMENTS — 99.2%
(cost $69,988,775)		$55,893,962
Other assets less liabilities — 0.8%		434,053
NET ASSETS — 100.0%		$56,328,015

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Concentrated Growth Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$2,410,741	$—	$—	$2,410,741
China	8,022,158	6,836,742	—	14,858,900
Denmark	—	1,224,111	—	1,224,111
France	—	6,707,406	—	6,707,406
Germany	—	4,521,288	—	4,521,288
Hong Kong	—	1,053,304	—	1,053,304
Italy	—	2,499,246	—	2,499,246
Japan	—	3,215,379	—	3,215,379
Netherlands	—	4,514,151	—	4,514,151
Spain	—	2,389,751	—	2,389,751
Sweden	—	1,753,465	—	1,753,465
United Kingdom	—	469,224	—	469,224
United States	10,276,996	—	—	10,276,996
Total	$20,709,895	$35,184,067	$—	$55,893,962

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
International Concentrated Growth Fund

ASSETS
Investments, at value (cost $69,988,775)	$55,893,962
Cash	387,564
Receivable for investments sold	664,199
Due from Investment Advisor	40,359
Tax reclaims receivable	446
Dividends receivable	139
Prepaid assets	22,190
Total Assets	57,008,859
LIABILITIES
Advisory fee payable	68,858
Capital shares purchased payable	239,920
Administration & Supervisory fee payable	29,265
Trustee fee payable	732
Commitment fee payable	257
Line of credit payable	250,000
Accrued expenses	91,812
Total Liabilities	680,844
NET ASSETS	$56,328,015
COMPOSITION OF NET ASSETS
Paid-in capital	$73,014,972
Total accumulated loss(a)	(16,686,957)
$56,328,015
NET ASSET VALUE, PER SHARE
Class K ($55,851,545 / 6,379,524 shares outstanding), unlimited authorized, no par value	$8.75
Institutional Class ($476,470 / 54,640 shares outstanding), unlimited authorized, no par value	$8.72

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
International Concentrated Growth Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $23,266)	$56,261
Non-cash dividends	83,638
Interest	4,833
Total Investment Income	144,732
EXPENSES
Advisory fee (Note B)	130,097
Administration & Supervisory Fee — Class K Shares (Note B)	50,293
Administration & Supervisory Fee — Institutional Class Shares (Note B)	4,998
Fund accounting	62,061
Transfer agency	38,727
Professional fees	26,792
Legal	12,350
Custody	9,455
Trustees' fees	1,489
Line of Credit	1,312
Commitment fees	363
Insurance	9
Miscellaneous	15,174
Total Expenses	353,120
Fees waived	(115,085)
Net Expenses	238,035
Net Investment loss	(93,303)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(2,582,872)
Foreign currency transactions	(4,965)
(2,587,837)
Net change in unrealized depreciation on:
Investments	(14,101,433)
Translation of assets and liabilities in foreign currencies	(297)
(14,101,730)
Net realized and unrealized loss on investments and foreign currency transactions	(16,689,567)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(16,782,870)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

International Concentrated Growth Fund

	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(93,303)	$(302)
Net realized loss from investments and foreign currency transactions	(2,587,837)	(1,608)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(14,101,730)	6,620
Net increase (decrease) in net assets from operations	(16,782,870)	4,710
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	70,001,500	500,000
Institutional Class	9,396,765	500,000
Cost of shares redeemed:
Institutional Class	(7,292,090)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	72,106,175	1,000,000
Total Increase in Net Assets	55,323,305	1,004,710
NET ASSETS
Beginning of period	1,004,710	—
End of period	$56,328,015	$1,004,710 *

(a)  Commencement of investment operations. (See Note D).

*  For the prior year ended December 31, 2017, the Fund had Net Assets included accumulated net investment loss of $—. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Concentrated Growth Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.05	$10.00
From Investment Operations
Net investment loss(b)	(0.03)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.27)	0.05
Net increase (decrease) in net asset value from investment operations	(1.30)	0.05
Net asset value, end of period	$8.75	$10.05
Total Return
Total return based on net asset value(d)	(12.84)%	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$55,852	$502
Ratio of net expenses to average net assets, before waiver	1.07%	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.72%	0.72	%*
Ratio of net investment loss to average net assets	(0.26)%	(0.68	)%*
Portfolio turnover rate(e)	32%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Concentrated Growth Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.05	$10.00
From Investment Operations
Net investment loss(b)	(0.06)	(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(1.27)	0.05
Net increase (decrease) in net asset value from investment operations	(1.33)	0.05
Net asset value, end of period	$8.72	$10.05
Total Return
Total return based on net asset value(d)	(13.23)%	0.50%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$476	$502
Ratio of net expenses to average net assets, before waiver	1.16%	53.29	%*
Ratio of net expenses to average net assets, after waiver	0.81%	0.87	%*
Ratio of net investment loss to average net assets	(0.53)%	(0.68	)%*
Portfolio turnover rate(e)	32%	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
International Equity Fund

	Value	% of Total Net Assets
Aerospace/Defense	$27,505,274	1.6%
Airlines	50,608,483	2.8
Apparel	26,786,093	1.5
Auto Parts & Equipment	28,870,785	1.5
Banks	152,933,311	8.5
Beverages	26,659,162	1.5
Building Materials	57,379,838	3.2
Chemicals	27,792,120	1.5
Commercial Services	102,529,957	5.8
Cosmetics/Personal Care	27,555,132	1.5
Distribution/Wholesale	22,154,373	1.2
Diversified Financial Services	176,286,700	9.9
Electrical Components & Equipment	19,320,047	1.1
Electronics	35,795,818	2.0
Food	64,851,978	3.6
Healthcare — Products	33,499,530	1.9
Home Furnishings	32,271,399	1.8
Insurance	140,869,293	7.9
Internet	228,889,187	12.7
Leisure Time	26,234,021	1.4
Machinery — Construction & Mining	46,405,490	2.6
Machinery — Diversified	65,616,067	3.7
Mining	42,835,118	2.4
Pharmaceuticals	17,588,440	1.0
Retail	43,910,229	2.3
Semiconductors	98,786,701	5.5
Software	83,779,760	4.7
Transportation	36,997,030	2.1
Total Value of Investments	1,744,711,336	97.2
Other assets less liabilities	50,076,981	2.8
Net Assets	$1,794,788,317	100.0%

*   The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Equity Fund

	Shares	Value
COMMON STOCKS — 95.9%
ARGENTINA — 2.6%
MercadoLibre, Inc. *	160,170	$46,905,785
AUSTRALIA — 3.4%
Cochlear Ltd.	143,968	17,640,196
Rio Tinto PLC	894,403	42,835,118
		60,475,314
BRAZIL — 0.6%
Kroton Educacional SA	4,285,500	9,790,310
CANADA — 4.2%
Constellation Software, Inc.	46,112	29,516,139
Fairfax Financial Holdings Ltd.	76,666	33,749,438
Ritchie Bros. Auctioneers, Inc.	383,139	12,536,308
		75,801,885
CHINA — 4.0%
Alibaba Group Holding Ltd. ADR *	235,685	32,305,343
Tencent Holdings Ltd.	767,700	30,769,685
Tencent Music Entertainment Group ADR	582,300	7,698,006
		70,773,034
DENMARK — 2.4%
DSV A/S	398,082	26,290,305
Novozymes A/S, B Shares	381,069	17,027,086
		43,317,391
FINLAND — 2.4%
Kone Oyj, B Shares	572,427	27,328,484
Sampo Oyj, A Shares	334,928	14,843,911
		42,172,395
FRANCE — 4.8%
Danone SA	254,888	17,965,190
Edenred	891,110	32,818,683
EssilorLuxottica SA	125,115	15,859,334
Legrand SA	341,751	19,320,047
		85,963,254

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Equity Fund

	Shares	Value
GERMANY — 8.6%
Brenntag AG	246,626	$10,765,034
Continental AG	71,149	9,906,507
Deutsche Boerse AG	344,107	41,139,867
MTU Aero Engines AG	105,197	19,103,968
SAP SE	469,176	46,565,615
Scout24 AG	571,364	26,214,345
		153,695,336
HONG KONG — 4.1%
AIA Group Ltd.	5,377,000	44,665,740
Hong Kong Exchanges & Clearing Ltd.	1,010,600	29,214,994
		73,880,734
INDIA — 1.8%
Housing Development Finance Corp., Ltd.	1,164,771	32,816,597
IRELAND — 4.9%
CRH PLC	798,484	21,137,384
James Hardie Industries PLC SE CDI	866,511	9,440,452
Kingspan Group PLC	625,229	26,802,002
Ryanair Holdings PLC ADR *	422,033	30,107,834
		87,487,672
JAPAN — 11.3%
Denso Corp.	428,400	18,964,278
FANUC Corp.	91,200	13,840,485
Japan Exchange Group, Inc.	1,960,300	31,619,425
Nidec Corp.	204,800	23,172,499
Shimano, Inc.	186,100	26,234,021
SMC Corp.	81,200	24,447,098
Sony Corp.	434,600	20,951,900
Sumitomo Mitsui Trust Holdings, Inc.	603,900	21,992,205
Toyota Tsusho Corp.	754,000	22,154,373
		203,376,284
NETHERLANDS — 1.5%
Heineken Holding NV	315,543	26,659,162
PANAMA — 1.1%
Copa Holdings SA, Class A	260,458	20,500,649

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Equity Fund

	Shares	Value
PERU — 1.3%
Credicorp Ltd.	106,652	$23,641,549
RUSSIA — 0.6%
Magnit PJSC GDR Reg S	875,564	11,143,103
SINGAPORE — 1.6%
United Overseas Bank Ltd.	1,600,472	28,952,519
SOUTH AFRICA — 2.4%
Discovery Ltd.	1,794,525	19,925,906
Naspers Ltd., N Shares	119,238	23,873,409
		43,799,315
SOUTH KOREA — 2.9%
NAVER Corp.	131,476	14,409,232
Samsung Electronics Co., Ltd.	1,094,799	38,111,834
		52,521,066
SPAIN — 2.8%
Bankinter SA	2,169,721	17,410,107
Grifols SA	479,413	12,585,469
Industria de Diseno Textil SA	821,508	20,968,758
		50,964,334
SWEDEN — 4.1%
Atlas Copco AB, B Shares	1,244,936	27,278,769
Epiroc AB, B Shares *	2,142,721	19,126,721
Svenska Handelsbanken AB, A Shares	2,385,858	26,544,284
		72,949,774
SWITZERLAND — 5.4%
Compagnie Financiere Richemont SA	232,232	14,976,091
Credit Suisse Group AG *	1,531,499	16,741,872
Nestle SA	440,395	35,743,685
Panalpina Welttransport Holding AG	80,263	10,706,725
SGS SA	8,304	18,692,493
		96,860,866

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Equity Fund

	Shares	Value
TAIWAN — 4.1%
Hon Hai Precision Industry Co., Ltd.	1,944,800	$4,475,835
Hon Hai Precision Industry Co., Ltd. GDR Reg S	1,748,012	8,147,484
Taiwan Semiconductor Manufacturing Co., Ltd.	8,356,000	60,674,867
		73,298,186
UNITED KINGDOM — 11.4%
ASOS PLC *	313,265	9,094,307
boohoo Group PLC *	7,205,526	14,864,566
Burberry Group PLC	542,899	11,921,527
Experian PLC	1,183,576	28,692,163
Hargreaves Lansdown PLC	1,178,982	27,806,273
Howden Joinery Group PLC	2,040,098	11,319,499
Just Eat PLC *	3,219,227	24,074,308
Prudential PLC	1,550,380	27,684,298
Rolls-Royce Holdings PLC *	793,333	8,357,771
Rolls-Royce Holdings PLC Entitlement *	34,156,288	43,535
St James's Place PLC	1,136,645	13,689,544
Unilever NV CVA	508,657	27,555,132
		205,102,923
UNITED STATES — 1.6%
PriceSmart, Inc.	134,778	7,965,380
Spotify Technology SA *	187,161	21,242,773
		29,208,153
Total Common Stocks
(cost $1,356,449,112)		1,722,057,590
PREFERRED STOCKS — 1.3%
BRAZIL — 1.0%
Itau Unibanco Holding SA ADR 6.22%	1,931,157	17,650,775
SPAIN — 0.3%
Grifols SA, B Shares 2.48%	271,674	5,002,971
Total Preferred Stocks
(cost $21,551,086)		22,653,746

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Equity Fund

Value
TOTAL INVESTMENTS — 97.2%
(cost $1,378,000,198)	$1,744,711,336
Other assets less liabilities — 2.8%	50,076,981
NET ASSETS — 100.0%	$1,794,788,317

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

CDI  —  CHESS Depositary Interest.

CVA  —  Certificate Van Aandelen (Bearer).

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2018, the net value of these securities was $19,290,587 representing 1.1% of net assets.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Argentina	$46,905,785	$—	$—	$46,905,785
Australia	—	60,475,314	—	60,475,314
Brazil	—	9,790,310	—	9,790,310
Canada	75,801,885	—	—	75,801,885
China	40,003,349	30,769,685	—	70,773,034
Denmark	—	43,317,391	—	43,317,391
Finland	—	42,172,395	—	42,172,395
France	—	85,963,254	—	85,963,254
Germany	—	153,695,336	—	153,695,336
Hong Kong	—	73,880,734	—	73,880,734
India	—	32,816,597	—	32,816,597
Ireland	30,107,834	57,379,838	—	87,487,672
Japan	—	203,376,284	—	203,376,284
Netherlands	—	26,659,162	—	26,659,162
Panama	20,500,649	—	—	20,500,649
Peru	23,641,549	—	—	23,641,549
Russia	—	11,143,103	—	11,143,103
Singapore	—	28,952,519	—	28,952,519
South Africa	—	43,799,315	—	43,799,315
South Korea	—	52,521,066	—	52,521,066

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

International Equity Fund
December 31, 2018

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Spain	$—	$50,964,334	$—	$50,964,334
Sweden	—	72,949,774	—	72,949,774
Switzerland	—	96,860,866	—	96,860,866
Taiwan	8,147,484	65,150,702	—	73,298,186
United Kingdom	—	205,102,923	—	205,102,923
United States	29,208,153	—	—	29,208,153
Total Common Stocks	274,316,688	1,447,740,902	—	1,722,057,590
Preferred Stocks
Brazil	17,650,775	—	—	17,650,775
Spain	—	5,002,971	—	5,002,971
Total Preferred Stocks	17,650,775	5,002,971	—	22,653,746
Total	$291,967,463	$1,452,743,873	$—	$1,744,711,336

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
International Equity Fund

ASSETS
Investments, at value (cost $1,378,000,198)	$1,744,711,336
Cash	34,259,266
Capital shares sold receivable	14,959,197
Tax reclaims receivable	3,080,370
Dividends receivable	906,578
Prepaid assets	21,376
Total Assets	1,797,938,123
LIABILITIES
Advisory fee payable	1,601,793
Servicing fee payable	533,026
Payable for deferred Indian capital gains tax (Note A)	191,161
Capital shares purchased payable	132,711
Trustee fee payable	19,378
Distributions payable	6,545
Commitment fee payable	6,636
Accrued expenses	658,556
Total Liabilities	3,149,806
NET ASSETS	$1,794,788,317
COMPOSITION OF NET ASSETS
Paid-in capital	$1,418,646,950
Total distributable earnings(a)	376,141,367
$1,794,788,317
NET ASSET VALUE, PER SHARE
Class 2 ($335,449,736 / 31,114,545 shares outstanding), unlimited authorized, no par value	$10.78
Class 3 ($613,224,223 / 56,134,224 shares outstanding), unlimited authorized, no par value	$10.92
Class 4 ($438,616,048 / 39,498,223 shares outstanding), unlimited authorized, no par value	$11.10
Class 5 ($79,293,327 / 7,018,906 shares outstanding), unlimited authorized, no par value	$11.30
Class K ($290,186,445 / 26,994,882 shares outstanding), unlimited authorized, no par value	$10.75
Institutional Class ($38,018,538 / 3,522,672 shares outstanding), unlimited authorized, no par value	$10.79

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
International Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $5,261,865)	$42,624,037
Interest	64,974
Total Investment Income	42,689,011
EXPENSES
Advisory fee (Note B)	7,023,267
Shareholder Servicing fees — Class 2 Shares (Note B)	775,855
Shareholder Servicing fees — Class 3 Shares (Note B)	786,409
Shareholder Servicing fees — Class 4 Shares (Note B)	295,215
Shareholder Servicing fees — Class 5 Shares (Note B)	19,077
Administration & Supervisory Fee — Class K Shares (Note B)	353,979
Administration & Supervisory Fee — Institutional Class Shares (Note B)	78,111
Fund accounting	927,808
Legal	391,057
Custody	323,970
Transfer agency	176,346
Professional fees	112,241
Trustees' fees	79,560
Insurance	19,174
Commitment fees	11,666
Miscellaneous	78,834
Total Expenses	11,452,569
Net Investment Income	31,236,442
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	146,821,164
Foreign currency transactions	(873,478)
145,947,686
Net change in unrealized depreciation on:
Investments (net of deferred Indian capital gains tax expense of $191,161) (Note A)	(521,935,991)
Translation of assets and liabilities denominated in foreign currencies	(82,317)
(522,018,308)
Net realized and unrealized loss on investments and foreign currency transactions	(376,070,622)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(344,834,180)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

International Equity Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$31,236,442	$25,804,496
Net realized gain from investments and foreign currency transactions	145,947,686	62,837,450
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(522,018,308)	482,937,749
Net increase (decrease) in net assets from operations	(344,834,180)	571,579,695
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Class 2	(29,796,122)	(16,410,339)
Class 3	(54,378,247)	(39,089,510)
Class 4	(38,554,309)	(8,147,478)
Class 5	(6,892,085)	(6,342,711)
Class K	(24,926,464)	(3,922,653)
Institutional Class	(2,245,341)	(208)
Total Distributions to Shareholders	(156,792,568)	(73,912,899)**
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	1,497
Class 2	71,126,175 *	21,820,826 *
Class 3	13,500,000	215,980,083
Class 4	290,058,382 *	206,702,541
Class 5	33,700,000	2,000,007
Class K	245,988,676 *	105,992,735
Institutional Class	100,149,976	5,000
Purchase fees:
Class 1	—	129
Class 2	—	3,746
Class 3	—	5,862
Class 5	—	1,085
Redemption fees:
Class 1	—	206
Class 2	—	5,976
Class 3	—	9,457
Class 5	—	1,728
Dividends reinvested:
Class 2	29,796,122	16,410,339
Class 3	54,378,248	39,089,511
Class 4	38,554,309	8,147,477
Class 5	6,892,085	6,342,711
Class K	24,652,444	3,922,653
Institutional Class	2,245,341	208

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

Cost of shares redeemed:
Class 1	$—	$(21,814,876)*
Class 2	(142,859,137)	(295,922,268)
Class 3	(402,752,824)*	(324,073,123)
Class 5	(124,055,871)	(41,800,000)
Class K	(14,813,373)	—
Institutional Class	(52,246,242)*	—
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	174,314,311	(57,166,490)
Total Increase (decrease) in Net Assets	(327,312,437)	440,500,306
NET ASSETS
Beginning of year	2,122,100,754	1,681,600,448
End of year	$1,794,788,317	$2,122,100,754 **

*   For Class shareholders converted during the periods ended 2018 and 2017 respectively. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Total Distributions consisting of Net Investment Income of $22,088,070, Net Realized Gains of $51,824,829 and Net Assets included accumulated net investment loss of $1,379,679. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Equity Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$14.20	$10.90	$10.65	$11.20	$11.79
From Investment Operations
Net investment income(a)	0.22	0.18	0.17	0.19	0.18
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.59)	3.62	0.39	(0.40)	(0.52)
Net increase (decrease) in net asset value from investment operations	(2.37)	3.80	0.56	(0.21)	(0.34)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.17)	(0.14)	(0.15)	(0.24)	(0.20)
Distributions from net realized gain on investments	(0.88)	(0.36)	(0.16)	(0.11)	(0.05)
Total Dividends and Distributions	(1.05)	(0.50)	(0.31)	(0.35)	(0.25)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Net asset value, end of year	$10.78	$14.20	$10.90	$10.65	$11.20
Total Return
Total return based on net asset value(c)	(16.57)%	34.96%	5.24%	(1.89)%	(2.93)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$335,450	$478,079	$578,606	$708,666	$542,943
Ratio of net expenses to average net assets	0.62%	0.61%	0.61%	0.62%	0.61%
Ratio of net investment income to average net assets	1.57%	1.41%	1.53%	1.61%	1.57%
Portfolio turnover rate(d)	33%	12%	12%	15%	11%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Equity Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$14.37	$11.03	$10.79	$11.34	$11.93
From Investment Operations
Net investment income(a)	0.22	0.18	0.17	0.20	0.21
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.60)	3.68	0.40	(0.41)	(0.54)
Net increase (decrease) in net asset value from investment operations	(2.38)	3.86	0.57	(0.21)	(0.33)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.19)	(0.16)	(0.17)	(0.24)	(0.21)
Distributions from net realized gain on investments	(0.88)	(0.36)	(0.16)	(0.11)	(0.05)
Total Dividends and Distributions	(1.07)	(0.52)	(0.33)	(0.35)	(0.26)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.00 (b)	0.01	0.00 (b)
Net asset value, end of year	$10.92	$14.37	$11.03	$10.79	$11.34
Total Return
Total return based on net asset value(c)	(16.51)%	35.05%	5.31%	(1.82)%	(2.83)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$613,224	$1,119,162	$915,782	$776,265	$1,078,665
Ratio of net expenses to average net assets	0.55%	0.55%	0.54%	0.54%	0.54%
Ratio of net investment income to average net assets	1.58%	1.35%	1.54%	1.69%	1.76%
Portfolio turnover rate(d)	33%	12%	12%	15%	11%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Equity Fund
Selected data for a Class 4 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period July 10, 2017(a) through December 31, 2017	For the Period January 1, 2015(a) through December 10, 2015	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Net asset value, beginning of period	$14.59	$13.43	$11.60	$12.20	$10.75
From Investment Operations
Net investment income(b)	0.23	0.05	0.19	0.22	0.20
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.65)	1.64	(0.33)	(0.57)	1.45
Net increase (decrease) in net asset value from investment operations	(2.42)	1.69	(0.14)	(0.35)	1.65
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.19)	(0.17)	(0.01)	(0.21)	(0.20)
Distributions from net realized gain on investments	(0.88)	(0.36)	—	(0.05)	—
Total Dividends and Distributions	(1.07)	(0.53)	(0.01)	(0.26)	(0.20)
Proceeds from Purchase Fees and Redemption Fees(b)	—	—	0.01	0.01	0.00 (c)
Net asset value, end of period	$11.10	$14.59	$11.46	$11.60	$12.20
Total Return
Total return based on net asset value(d)	(16.49)%	12.60%	(1.04)%	(2.82)%	15.42%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$438,616	$232,741	$59	$352,890	$611,786
Ratio of net expenses to average net assets	0.52%	0.53%*	0.52%*	0.51%	0.51%
Ratio of net investment income to average net assets	1.61%	0.77%*	1.72%*	1.82%	1.77%
Portfolio turnover rate(e)	33%	12%	15%	11%	16%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.
The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Equity Fund
Selected data for a Class 5 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period April 7, 2014(a) through December 31, 2014
Net asset value, beginning of period	$14.82	$11.36	$11.11	$11.67	$12.25
From Investment Operations
Net investment income(b)	0.21	0.20	0.19	0.22	0.15
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.65)	3.79	0.41	(0.42)	(0.46)
Net increase (decrease) in net asset value from investment operations	(2.44)	3.99	0.60	(0.20)	(0.31)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.20)	(0.17)	(0.19)	(0.25)	(0.22)
Distributions from net realized gain on investments	(0.88)	(0.36)	(0.16)	(0.11)	(0.05)
Total Dividends and Distributions	(1.08)	(0.53)	(0.35)	(0.36)	(0.27)
Proceeds from Purchase Fees and Redemption Fees(b)	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00 (c)
Net asset value, end of period	$11.30	$14.82	$11.36	$11.11	$11.67
Total Return
Total return based on net asset value(d)	(16.44)%	35.16%	5.40%	(1.75)%	(2.60)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$79,293	$183,384	$167,297	$174,577	$296,649
Ratio of net expenses to average net assets	0.47%	0.47%	0.46%	0.47%	0.47%*
Ratio of net investment income to average net assets	1.55%	1.45%	1.66%	1.83%	1.61%*
Portfolio turnover rate(e)	33%	12%	12%	15%	11%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Equity Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.17	$12.44
From Investment Operations
Net investment income(b)	0.17	0.01
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.52)	2.25
Net increase (decrease) in net asset value from investment operations	(2.35)	2.26
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.19)	(0.17)
Distributions from net realized gain on investments	(0.88)	(0.36)
Total Dividends and Distributions	(1.07)	(0.53)
Net asset value, end of period	$10.75	$14.17
Total Return
Total return based on net asset value(c)	(16.54)%	18.19%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$290,186	$108,728
Ratio of net expenses to average net assets	0.62%	0.63%*
Ratio of net investment income to average net assets	1.26%	0.12%*
Portfolio turnover rate(d)	33%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Equity Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$14.19	$12.44
From Investment Operations
Net investment income(b)	0.22	0.09
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.59)	2.17
Net increase (decrease) in net asset value from investment operations	(2.37)	2.26
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)	(0.15)
Distributions from net realized gain on investments	(0.88)	(0.36)
Total Dividends and Distributions	(1.03)	(0.51)
Net asset value, end of period	$10.79	$14.19
Total Return
Total return based on net asset value(c)	(16.68)%	18.25%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$38,019	$6
Ratio of net expenses to average net assets	0.72%	0.62%*
Ratio of net investment income to average net assets	1.58%	1.01%*
Portfolio turnover rate(d)	33%	12%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
International Smaller Companies Fund

	Value	% of Total Net Assets
Apparel	$37,443	3.8%
Auto Parts & Equipment	8,802	0.9
Biotechnology	12,818	1.3
Building Materials	31,622	3.1
Chemicals	8,414	0.8
Commercial Services	62,294	6.2
Computers	17,148	1.7
Distribution/Wholesale	19,660	2.0
Diversified Financial Services	67,766	6.8
Electronics	67,819	6.8
Food	5,722	0.6
Healthcare — Products	4,938	0.5
Insurance	6,622	0.7
Internet	164,201	16.5
Metal Fabricate/Hardware	21,269	2.1
Miscellaneous Manufacturing	19,619	2.0
Office/Business Equipment	9,493	1.0
Pharmaceuticals	36,411	3.7
Private Equity	8,824	0.9
Retail	54,202	5.5
Semiconductors	80,846	8.1
Software	60,497	6.0
Telecommunication	12,530	1.3
Total Value of Investments	818,960	82.3
Other assets less liabilities	175,723	17.7
Net Assets	$994,683	100.0%

*  The table above is based on Bloomberg Industry Group classifications.

Portfolio of Investments

Annual Report December 31, 2018

December 31, 2018
International Smaller Companies Fund

	Shares	Value
COMMON STOCKS — 82.3%
AUSTRALIA — 1.0%
IRESS Ltd.	1,257	$9,853
CANADA — 1.4%
Kinaxis, Inc. *	300	14,481
CHINA — 2.4%
Li Ning Co., Ltd. *	22,500	24,169
DENMARK — 1.0%
ALK-Abello A/S *	65	9,612
FRANCE — 0.8%
Cellectis SA *	443	7,586
GERMANY — 8.0%
Hypoport AG *	109	18,488
Isra Vision AG	550	15,273
RIB Software SE	826	11,261
XING SE	73	19,891
zooplus AG *	110	15,077
		79,990
ITALY — 3.9%
Brunello Cucinelli SpA	576	19,875
Reply SpA	383	19,370
		39,245
JAPAN — 28.1%
Anicom Holdings, Inc.	200	6,622
Bengo4.com, Inc. *	600	17,195
COLOPL, Inc.	1,400	9,602
Daikyonishikawa Corp.	900	8,802
eGuarantee, Inc.	800	7,136
HEALIOS KK *	700	10,712
Ichiyoshi Securities Co., Ltd.	1,600	11,731
Infomart Corp.	1,800	16,432
Iriso Electronics Co., Ltd.	300	11,080

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2018

December 31, 2018
International Smaller Companies Fund

	Shares	Value
Istyle, Inc.	1,800	$13,403
Katitas Co., Ltd.	900	21,324
KH Neochem Co., Ltd.	400	8,414
Link And Motivation, Inc.	1,600	12,277
Locondo, Inc. *	600	8,479
Megachips Corp.	900	19,023
Noritsu Koki Co., Ltd.	700	9,609
Open Door, Inc. *	500	11,590
Optex Group Co., Ltd.	600	9,282
Outsourcing, Inc.	2,500	23,910
Raksul, Inc. *	800	17,345
Sato Holdings Corp.	400	9,493
Uzabase, Inc. *	300	4,509
Yume No Machi Souzou Iinkai Co., Ltd.	1,000	11,638
		279,608
SOUTH KOREA — 4.3%
Cafe24 Corp. *	170	16,764
Genexine Co., Ltd. *	80	5,232
Koh Young Technology, Inc. *	279	20,655
		42,651
SWEDEN — 6.3%
AddTech AB, Class B	1,100	19,660
Avanza Bank Holding AB	636	30,411
HMS Networks AB	902	12,530
		62,601
SWITZERLAND — 3.5%
Bossard Holding AG	149	21,269
Fenix Outdoor International AG	51	4,922
Sensirion Holding AG *	196	8,446
		34,637
TAIWAN — 6.4%
Airtac International Group	2,000	19,619
ASPEED Technology, Inc.	1,000	19,223
Chroma ATE, Inc.	3,000	11,529
Global Unichip Corp.	2,000	13,242
		63,613

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2018

December 31, 2018
International Smaller Companies Fund

	Shares	Value
UNITED KINGDOM — 15.2%
AO World PLC *	4,536	$7,424
Clinigen Group PLC	1,665	16,087
Creo Medical Group PLC *	1,947	4,938
Dialog Semiconductor PLC *	807	20,912
Draper Esprit PLC *	1,282	8,824
FDM Group Holdings PLC	1,571	14,878
First Derivatives PLC	644	17,369
Horizon Discovery Group PLC *	3,928	8,762
Hotel Chocolat Group Ltd.	1,694	5,722
LoopUp Group PLC *	2,106	7,784
Majestic Wine PLC	2,566	8,078
Ted Baker PLC	889	17,568
Victoria PLC *	1,719	10,298
Xaar PLC	1,228	2,270
		150,914
TOTAL INVESTMENTS — 82.3%
(cost $818,375)		$818,960
Other assets less liabilities — 17.7%		175,723
NET ASSETS — 100.0%		$994,683

*  Non-income producing security.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments

Annual Report December 31, 2018

December 31, 2018
International Smaller Companies Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$9,853	$—	$9,853
Canada	14,481	—	—	14,481
China	—	24,169	—	24,169
Denmark	—	9,612	—	9,612
France	—	7,586	—	7,586
Germany	—	79,990	—	79,990
Italy	—	39,245	—	39,245
Japan	—	279,608	—	279,608
South Korea	—	42,651	—	42,651
Sweden	—	62,601	—	62,601
Switzerland	—	34,637	—	34,637
Taiwan	—	63,613	—	63,613
United Kingdom	76,708	74,206	—	150,914
Total	$91,189	$727,771	$—	$818,960

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
International Smaller Companies Fund

ASSETS
Investments, at value (cost $818,375)	$818,960
Cash	175,172
Due from Investment Advisor	27,950
Dividends receivable	777
Tax reclaims receivable	39
Total Assets	1,022,898
LIABILITIES
Advisory fee payable	171
Trustee fee payable	91
Administration & Supervisory fee payable	50
Accrued expenses	27,903
Total Liabilities	28,215
NET ASSETS	$994,683
COMPOSITION OF NET ASSETS
Paid-in capital	$999,996
Total accumulated loss(a)	(5,313)
$994,683
NET ASSET VALUE, PER SHARE
Class K ($497,341 / 50,000 shares outstanding), unlimited authorized, no par value	$9.95
Institutional Class ($497,342 / 50,000 shares outstanding), unlimited authorized, no par value	$9.95

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Period December 19, 2018* through December 31, 2018
International Smaller Companies Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $103)	$810
Total Investment Income	810
EXPENSES
Advisory fee (Note B)	171
Administration & Supervisory Fee — Class K Shares (Note B)	25
Administration & Supervisory Fee — Institutional Class Shares (Note B)	25
Professional fees	23,600
Fund accounting	1,479
Transfer agency	460
Legal	406
Custody	333
Insurance	237
Trustees' fees	91
Miscellaneous	1,388
Total Expenses	28,215
Fees waived	(27,950)
Net Expenses	265
Net Investment Income	545
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(1)
Foreign currency transactions	(6,452)
(6,453)
Net change in unrealized appreciation on:
Investments	585
Translation of assets and liabilities denominated in foreign currencies	6
591
Net realized and unrealized loss on investments and foreign currency transactions	(5,862)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(5,317)

*  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

International Smaller Companies Fund

For the Period December 19, 2018(a) through December 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$545
Net realized loss from investments and foreign currency transactions	(6,453)
Net change in unrealized appreciation on investments and translation of assets and liabilities in foreign currencies	591
Net decrease in net assets from operations	(5,317)
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	500,000
Institutional Class	500,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	1,000,000
Total Increase in Net Assets	994,683
NET ASSETS
Beginning of period	—
End of period	$994,683

(a)  Commencement of investment operations.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Smaller Companies Fund
Selected data for a Class K Share outstanding throughout the period:

For the Period December 19, 2018(a) through December 31, 2018
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment income(b)	0.01
Net realized and unrealized loss on investments and foreign currency transactions	(0.06)
Net decrease in net asset value from investment operations	(0.05)
Net asset value, end of period	$9.95
Total Return
Total return based on net asset value(c)	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$497
Ratio of net expenses to average net assets, before waiver	95.80%*
Ratio of net expenses to average net assets, after waiver	0.90%*
Ratio of net investment income to average net assets	1.85%*
Portfolio turnover rate(d)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

International Smaller Companies Fund
Selected data for an Institutional Class Share outstanding throughout the period:

For the Period December 19, 2018(a) through December 31, 2018
Net asset value, beginning of period	$10.00
From Investment Operations
Net investment gain(b)	0.01
Net realized and unrealized loss on investments and foreign currency transactions	(0.06)
Net decrease in net asset value from investment operations	(0.05)
Net asset value, end of period	$9.95
Total Return
Total return based on net asset value(c)	(0.50)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$498
Ratio of net expenses to average net assets, before waiver	95.80%*
Ratio of net expenses to average net assets, after waiver	0.90%*
Ratio of net investment loss to average net assets	1.85%*
Portfolio turnover rate(d)	0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
Long Term Global Growth Equity Fund

	Value	% of Total Net Assets
Apparel	$14,033,916	7.5%
Auto Manufacturers	13,827,080	7.3
Biotechnology	21,766,548	11.6
Commercial Services	3,294,793	1.8
Cosmetics/Personal Care	2,202,208	1.1
Healthcare — Products	5,945,313	3.1
Insurance	3,156,589	1.7
Internet	85,344,789	45.2
Machinery — Construction & Mining	1,444,366	0.8
Pharmaceuticals	3,384,230	1.8
Retail	4,405,566	2.4
Semiconductors	9,064,215	4.8
Software	17,542,371	9.3
Total Value of Investments	185,411,984	98.4
Other assets less liabilities	3,014,834	1.6
Net Assets	$188,426,818	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Long Term Global Growth Equity Fund

	Shares	Value
COMMON STOCKS — 98.4%
CHINA — 24.4%
Alibaba Group Holding Ltd. ADR *	88,442	$12,122,745
Baidu, Inc. ADR *	33,473	5,308,818
Ctrip.com International Ltd. ADR *	116,460	3,151,408
Meituan Dianping, Class B *	536,200	3,005,230
NetEase, Inc. ADR	13,832	3,255,638
NIO, Inc. ADR *	188,119	1,198,318
TAL Education Group ADR *	123,493	3,294,793
Tencent Holdings Ltd.	365,600	14,653,376
		45,990,326
FRANCE — 7.5%
Hermes International	6,099	3,388,368
Kering	18,378	8,609,522
L'Oreal SA	9,624	2,202,208
		14,200,098
GERMANY — 2.2%
Delivery Hero SE *	74,394	2,777,428
Rocket Internet SE *	61,819	1,428,100
		4,205,528
HONG KONG — 1.7%
AIA Group Ltd.	380,000	3,156,589
NETHERLANDS — 2.5%
ASML Holding NV	30,509	4,779,533
SPAIN — 2.4%
Industria de Diseno Textil SA	172,600	4,405,566
SWEDEN — 0.8%
Atlas Copco AB, A Shares	60,540	1,444,366
UNITED STATES — 56.9%
Alphabet, Inc., Class C *	7,000	7,249,270
Amazon.com, Inc. *	10,543	15,835,270
Atlassian Corp. PLC, Class A *	48,222	4,290,794

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Long Term Global Growth Equity Fund

	Shares	Value
Bluebird Bio, Inc. *	22,333	$2,215,434
DexCom, Inc. *	28,249	3,384,230
Facebook, Inc., Class A *	68,472	8,975,994
Illumina, Inc. *	55,304	16,587,329
Intuitive Surgical, Inc. *	12,414	5,945,313
Ionis Pharmaceuticals, Inc. *	54,824	2,963,785
Netflix, Inc. *	28,181	7,542,926
NVIDIA Corp.	32,095	4,284,682
salesforce.com, Inc. *	34,124	4,673,964
Spotify Technology SA *	29,024	3,294,224
Tesla, Inc. *	37,947	12,628,762
Under Armour, Inc., Class A *	115,225	2,036,026
Workday, Inc., Class A *	33,329	5,321,975
		107,229,978
TOTAL INVESTMENTS — 98.4%
(cost $151,135,037)		$185,411,984
Other liabilities less assets — 1.6%		3,014,834
NET ASSETS — 100.0%		$188,426,818

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Long Term Global Growth Equity Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
China	$28,331,720	$17,658,606	$—	$45,990,326
France	—	14,200,098	—	14,200,098
Germany	—	4,205,528	—	4,205,528
Hong Kong	—	3,156,589	—	3,156,589
Netherlands	—	4,779,533	—	4,779,533
Spain	—	4,405,566	—	4,405,566
Sweden	—	1,444,366	—	1,444,366
United States	107,229,978	—	—	107,229,978
Total	$135,561,698	$49,850,286	$—	$185,411,984

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
Long Term Global Growth Equity Fund

ASSETS
Investments, at value (cost $151,135,037)	$185,411,984
Cash	3,364,266
Due from Investment Advisor	35,196
Dividends receivable	522
Tax reclaims receivable	55,869
Prepaid assets	19,564
Total Assets	188,887,401
LIABILITIES
Advisory fee payable	225,438
Servicing fee payable	62,107
Capital shares purchased payable	59,742
Trustee fee payable	2,116
Commitment fee payable	217
Accrued expenses	110,963
Total Liabilities	460,583
NET ASSETS	$188,426,818
COMPOSITION OF NET ASSETS
Paid-in capital	$154,046,074
Total distributable earnings(a)	34,380,744
$188,426,818
NET ASSET VALUE, PER SHARE
Class 2 ($54,660,448 / 3,523,740 shares outstanding), unlimited authorized, no par value	$15.51
Class 5 ($58,008,335 / 2,981,486 shares outstanding), unlimited authorized, no par value	$19.46
Class K ($75,402,134 / 4,858,835 shares outstanding), unlimited authorized, no par value	$15.52
Institutional Class ($355,901 / 22,950 shares outstanding), unlimited authorized, no par value	$15.51

(a)   Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
Long Term Global Growth Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $335,464)	$327,419
Non-cash dividends	798,086
Interest	17,699
Total Investment Income	1,143,204
EXPENSES
Advisory fee (Note B)	943,944
Shareholder Servicing fees — Class 2 Shares (Note B)	106,476
Shareholder Servicing fees — Class 4 Shares (Note B)	12,316
Shareholder Servicing fees — Class 5 Shares (Note B)	9,601
Administration & Supervisory Fees — Class K Shares (Note B)	137,849
Administration & Supervisory Fees — Institutional Class Shares (Note B)	754
Fund accounting	117,595
Transfer agency	71,947
Legal	47,610
Professional fees	26,972
Custody	20,027
Trustees' fees	8,401
Insurance	1,833
Commitment fees	217
Miscellaneous	55,665
Total Expenses	1,561,207
Fees waived	(35,196)
Net Expenses	1,526,011
Net Investment Loss	(382,807)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	13,111,971
Foreign currency transactions	(6,090)
13,105,881
Net change in unrealized depreciation on:
Investments	(16,011,225)
Translation of assets and liabilities denominated in foreign currencies	(2,056)
(16,013,281)
Net realized and unrealized loss on investments and foreign currency transactions	(2,907,400)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(3,290,207)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

Long Term Global Growth Equity Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(382,807)	$(628,481)
Net realized gain on investments and foreign currency transactions	13,105,881	4,792,109
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(16,013,281)	42,973,057
Net increase (decrease) in net assets from operations	(3,290,207)	47,136,685
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders
Class 2	(5,003,161)	—
Class 5	(4,309,351)	—
Class K	(6,891,490)	—
Institutional Class	(32,928)	—
Total Distributions to Shareholders	(16,236,930)	—
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 1	—	19,028
Class 2	95,125	12,925,524	*
Class 4	—	10,989,000
Class 5	61,984,598 *	—
Class K	6,846,083	66,005,000
Institutional Class	2,191,113	5,000
Purchase fees:
Class 1	—	1,663
Class 2	—	4,974
Class 4	—	4,405
Dividends reinvested:
Class 2	5,003,161	—
Class 5	4,309,351	—
Class K	6,891,490	—
Institutional Class	32,928	—
Cost of shares redeemed:
Class 1	—	(12,790,797	)*
Class 2	(5,059,742)	(7,000,025)
Class 4	(61,984,598)*	(22)
Institutional Class	(1,671,907)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	18,637,602	70,163,750
Total Increase (Decreasee) in Net Assets	(889,535)	117,300,435
NET ASSETS
Beginning of year	189,316,353	72,015,918	**
End of year	$188,426,818	$189,316,353

*  For Class shareholders converted during the periods ended 2018 and 2017 respectively. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Net Assets included accumulated net investment loss of $125,327. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Long Term Global Growth Equity Fund
Selected data for a Class 2 Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Period June 10, 2014(a) through December 31, 2014
Net asset value, beginning of period	$17.33	$11.25	$11.76	$10.43	$10.00
From Investment Operations
Net investment (loss)(b)	(0.04)	(0.08)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.22)	6.16	(0.39)	1.47	0.47
Net increase (decrease) in net asset value from investment operations	(0.26)	6.08	(0.44)	1.43	0.44
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(1.56)	—	(0.07)	(0.12)	(0.01)
Total Dividends and Distributions	(1.56)	—	(0.07)	(0.12)	(0.01)
Proceeds from Purchase Fees and Redemption Fees(b)	—	0.00 (c)	0.00 (c)	0.02	—
Net asset value, end of period	$15.51	$17.33	$11.25	$11.76	$10.43
Total Return
Total return based on net asset value(d)	(1.42)%	54.07%	(3.80)%	13.99%	4.39%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$54,661	$59,870	$32,434	$36,177	$26,095
Ratio of net expenses to average net assets, before waiver	0.79%	0.82%	0.87%	0.91%	0.88%*
Ratio of net expenses to average net assets, after waiver	0.77%	0.77%	0.77%	0.77%	0.80%*
Ratio of net investment loss to average net assets	(0.22)%	(0.50)%	(0.43)%	(0.34)%	(0.57)%*
Portfolio turnover rate(e)	16%	13%	15%	10%	8%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Long Term Global Growth Equity Fund
Selected data for a Class 5 Share outstanding throughout the period:

	For the Period April 9, 2018(a) through December 31, 2018
Net asset value, beginning of period	$22.47
From Investment Operations
Net investment income(b)	0.02
Net realized and unrealized loss on investments and foreign currency transactions	(1.47	)(e)
Net decrease in net asset value from investment operations	(1.45)
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(1.56)
Total Dividends and Distributions	(1.56)
Net asset value, end of period	$19.46
Total Return
Total return based on net asset value(c)	(6.41)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$58,008
Ratio of net expenses to average net assets, before waiver	0.64%
Ratio of net expenses to average net assets, after waiver	0.62%
Ratio of net investment income to average net assets	0.09%
Portfolio turnover rate(d)	16%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Long Term Global Growth Equity Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$17.34	$13.96
From Investment Operations
Net investment loss(b)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.22)	3.45
Net increase (decrease) in net asset value from investment operations	(0.26)	3.38
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(1.56)	—
Total Dividends and Distributions	(1.56)	—
Net asset value, end of period	$15.52	$17.34
Total Return
Total return based on net asset value(c)	(1.41)%	24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$75,402	$70,639
Ratio of net expenses to average net assets, before waiver	0.79%	0.80	%*
Ratio of net expenses to average net assets, after waiver	0.77%	0.77	%*
Ratio of net investment loss to average net assets	(0.23)%	(0.61	)%*
Portfolio turnover rate(d)	16%	13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Long Term Global Growth Equity Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018		For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$17.34		$13.96
From Investment Operations
Net investment loss(b)	(0.19)		(0.06)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.08	)(e)	3.44
Net increase in net asset value from investment operations	(0.27)		3.38
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(1.56)		—
Total Dividends and Distributions	(1.56)		—
Net asset value, end of period	$15.51		$17.34
Total Return
Total return based on net asset value(c)	(1.47)%		24.21%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$356		$6
Ratio of net expenses to average net assets, before waiver	0.88%		0.80	%*
Ratio of net expenses to average net assets, after waiver	0.87%		0.80	%*
Ratio of net investment loss to average net assets	(0.91)%		(0.56	)%*
Portfolio turnover rate(d)	16%		13%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
Positive Change Equity Fund

	Value	% of Total Net Assets
Auto Manufacturers	$858,624	6.9%
Banks	540,317	4.3
Biotechnology	1,269,850	10.1
Building Materials	915,327	7.3
Chemicals	1,095,896	8.7
Commercial Services	442,448	3.5
Computers	47,143	0.4
Cosmetics/Personal Care	324,161	2.6
Electric	303,138	2.4
Electrical Components & Equipment	159,895	1.3
Food	734,281	5.9
Healthcare — Products	1,360,359	10.9
Insurance	384,722	3.1
Internet	1,476,877	11.8
Machinery — Diversified	476,047	3.8
Pharmaceuticals	744,479	5.9
Semiconductors	1,232,651	9.8
Telecommunications	61,611	0.5
Total Value of Investments	12,427,826	99.2
Other assets less liabilities	99,824	0.8
Net Assets	$12,527,650	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Positive Change Equity Fund

	Shares	Value
COMMON STOCKS — 99.2%
BELGIUM — 4.4%
Umicore SA	13,886	$554,122
BRAZIL — 0.7%
Kroton Educacional SA	38,100	87,040
CHINA — 4.0%
Tencent Holdings Ltd.	12,600	505,012
DENMARK — 12.0%
Chr. Hansen Holding A/S	7,416	658,294
Novozymes A/S, B Shares	12,125	541,774
Orsted A/S	4,530	303,138
		1,503,206
INDONESIA — 4.3%
Bank Rakyat Indonesia Persero Tbk PT	2,120,900	540,317
IRELAND — 4.2%
Kingspan Group PLC	12,423	532,543
JAPAN — 9.2%
euglena Co., Ltd. *	14,400	75,987
M3, Inc.	34,600	466,104
Pigeon Corp.	7,600	324,161
Sysmex Corp.	6,100	289,696
		1,155,948
KENYA — 0.5%
Safaricom PLC	282,800	61,611
NETHERLANDS — 5.7%
ASML Holding NV	3,528	552,695
Signify NV	6,835	159,895
		712,590
SOUTH AFRICA — 3.1%
Discovery Ltd.	34,648	384,722

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Positive Change Equity Fund

	Shares	Value
SWEDEN — 3.1%
Nibe Industrier AB B Shares	37,238	$382,784
TAIWAN — 5.4%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	18,422	679,956
UNITED KINGDOM — 0.4%
FDM Group Holdings PLC	4,978	47,143
UNITED STATES — 42.2%
ABIOMED, Inc. *	2,161	702,412
Alnylam Pharmaceuticals, Inc. *	4,331	315,773
Alphabet, Inc., Class A *	484	505,761
DexCom, Inc. *	5,051	605,110
Ecolab, Inc.	2,412	355,408
Glaukos Corp. *	6,556	368,251
Illumina, Inc. *	3,181	954,077
Moderna, Inc. *	9,127	139,369
Tesla, Inc. *	2,580	858,624
Xylem, Inc.	7,135	476,047
		5,280,832
TOTAL INVESTMENTS — 99.2%
(cost $13,895,988)		$12,427,826
Other assets less liabilities — 0.8%		99,824
NET ASSETS — 100.0%		$12,527,650

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
Positive Change Equity Fund

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Belgium	$—	$554,122	$—	$554,122
Brazil	—	87,040	—	87,040
China	—	505,012	—	505,012
Denmark	—	1,503,206	—	1,503,206
Indonesia	—	540,317	—	540,317
Ireland	—	532,543	—	532,543
Japan	—	1,155,948	—	1,155,948
Kenya	61,611	—	—	61,611
Netherlands	—	712,590	—	712,590
South Africa	—	384,722	—	384,722
Sweden	—	382,784	—	382,784
Taiwan	679,956	—	—	679,956
United Kingdom	47,143	—	—	47,143
United States	5,280,832	—	—	5,280,832
Total	$6,069,542	$6,358,284	$—	$12,427,826

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
Positive Change Equity Fund

ASSETS
Investments, at value (cost $13,895,988)	$12,427,826
Cash	129,934
Due from Investment Advisor	50,062
Dividends receivable	1,115
Tax reclaims receivable	1,499
Prepaid assets	20,509
Total Assets	12,630,945
LIABILITIES
Advisory fee payable	10,369
Administration & Supervisory fee payable	5,342
Trustee fee payable	141
Commitment fee payable	42
Accrued expenses	87,401
Total Liabilities	103,295
NET ASSETS	$12,527,650
COMPOSITION OF NET ASSETS
Paid-in capital	$14,060,690
Total accumulated loss(a)	(1,533,040)
$12,527,650
NET ASSET VALUE, PER SHARE
Class K ($5,035,910 / 498,553 shares outstanding), unlimited authorized, no par value	$10.10
Institutional Class ($7,491,740 / 741,660 shares outstanding), unlimited authorized, no par value	$10.10

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
Positive Change Equity Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $3,814)	$28,220
Interest	749
Total Investment Income	28,969
EXPENSES
Advisory fee (Note B)	18,695
Administration & Supervisory Fee — Class K Shares (Note B)	5,185
Administration & Supervisory Fee — Institutional Class Shares (Note B)	4,446
Fund accounting	62,088
Transfer agency	37,181
Professional fees	26,792
Legal	8,826
Custody	6,996
Trustees' fees	256
Commitment fees	54
Insurance	9
Miscellaneous	11,417
Total Expenses	181,945
Fees waived	(145,096)
Net Expenses	36,849
Net Investment Loss	(7,880)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(61,015)
Foreign currency transactions	(11,243)
(72,258)
Net change in unrealized depreciation on:
Investments	(1,484,872)
Translation of assets and liabilities denominated in foreign currencies	(37)
(1,484,909)
Net realized and unrealized loss on investments and foreign currency transactions	(1,557,167)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,565,047)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

Positive Change Equity Fund

	For the Year Ended December 31, 2018	For the Period December 14, 2017(a) through December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(7,880)	$(207)
Net realized loss from investments and foreign currency transactions	(72,258)	(138)
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(1,484,909)	16,710
Net increase (decrease) in net assets from operations	(1,565,047)	16,365
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	5,015,042	500,000
Institutional Class	8,061,290	500,000
Increase in Net Assets from Transactions in Shares of Beneficial Interest	13,076,332	1,000,000
Total Increase in Net Assets	11,511,285	1,016,365
NET ASSETS
Beginning of period	1,016,365	—
End of period	$12,527,650	$1,016,365 *

(a)  Commencement of investment operations. (See Note D).

*  For the prior year ended December 31, 2017, the Fund had Net Assets included accumulated net investment loss of $138. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Positive Change Equity Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018		For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.16		$10.00
From Investment Operations
Net investment loss(b)	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.04	)(e)	0.16
Net increase (decrease) in net asset value from investment operations	(0.06)		0.16
Net asset value, end of period	$10.10		$10.16
Total Return
Total return based on net asset value(d)	(0.59)%		1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$5,036		$508
Ratio of expenses to average net assets, before waiver	3.21%		53.13	%*
Ratio of net expenses to average net assets, after waiver	0.65%		0.65	%*
Ratio of net investment income (loss) to average net assets	(0.14)%		(0.47	)%*
Portfolio turnover rate(e)	7%		0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

Positive Change Equity Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018		For the Period December 14, 2017(a) through December 31, 2017
Net asset value, beginning of period	$10.16		$10.00
From Investment Operations
Net investment loss(b)	(0.02)		(0.00	)(c)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(0.04	)(e)	0.16
Net increase (decrease) in net asset value from investment operations	(0.06)		0.16
Net asset value, end of period	$10.10		$10.16
Total Return
Total return based on net asset value(d)	(0.59)%		1.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$7,492		$508
Ratio of expenses to average net assets, before waiver	3.21%		53.13	%*
Ratio of net expenses to average net assets, after waiver	0.65%		0.80	%*
Ratio of net investment loss to average net assets	(0.14)%		(0.47	)%*
Portfolio turnover rate(e)	7%		0%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Amount is less than $0.005 per share.

(d)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(e)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
U.S. Equity Growth Fund

	Value	% of Total Net Assets
Advertising	$246,395	2.3%
Aerospace/Defense	111,132	1.0
Apparel	107,822	1.0
Auto Manufacturers	714,522	6.7
Banks	336,998	3.2
Biotechnology	1,056,316	9.9
Commercial Services	836,279	7.9
Distribution/Wholesale	227,633	2.1
Diversified Financial Services	672,303	6.3
Electronics	149,935	1.4
Healthcare — Products	987,241	9.4
Insurance	115,223	1.1
Internet	3,855,659	36.4
Machinery — Diversified	125,256	1.2
Oil & Gas Services	90,652	0.9
Pharmaceuticals	112,753	1.1
Real Estate	109,109	1.0
Semiconductors	93,717	0.9
Software	505,740	4.8
Total Value of Investments	10,454,685	98.6
Other assets less liabilities	145,534	1.4
Net Assets	$10,600,219	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
U.S. Equity Growth Fund

	Shares	Value
COMMON STOCKS — 98.6%
CANADA — 2.1%
Shopify, Inc., Class A *	1,631	$225,812
UNITED STATES — 96.5%
ABIOMED, Inc. *	1,572	510,963
Activision Blizzard, Inc.	2,174	101,243
Agios Pharmaceuticals, Inc. *	1,524	70,272
Alnylam Pharmaceuticals, Inc. *	1,976	144,070
Alphabet, Inc., Class C *	470	486,737
Amazon.com, Inc. *	787	1,182,050
Celgene Corp. *	1,364	87,419
Chegg, Inc. *	5,150	146,363
CoStar Group, Inc. *	518	174,742
Denali Therapeutics, Inc. *	5,783	119,477
Ellie Mae, Inc. *	1,934	121,513
Eventbrite, Inc., Class A *	2,765	76,895
Facebook, Inc., Class A *	2,726	357,351
First Republic Bank	3,878	336,998
Fortive Corp.	2,216	149,935
Glaukos Corp. *	2,769	155,535
GrubHub, Inc. *	6,331	486,284
HEICO Corp., Class A	1,764	111,132
Illumina, Inc. *	1,739	521,578
Interactive Brokers Group, Inc., Class A	3,323	181,602
Markel Corp. *	111	115,223
MarketAxess Holdings, Inc.	2,438	515,174
Mastercard, Inc., Class A	1,957	369,188
Moderna, Inc. *	2,782	42,481
Netflix, Inc. *	1,912	511,766
New Relic, Inc. *	1,750	141,697
Novocure Ltd. *	4,952	165,793
NOW, Inc. *	7,788	90,652
NVIDIA Corp.	702	93,717
Penumbra, Inc. *	1,268	154,950
Redfin Corp. *	7,577	109,109
Stitch Fix, Inc., Class A *	6,193	105,838
Tableau Software, Inc., Class A *	2,190	262,800
Tesla, Inc. *	2,147	714,522

The accompanying notes are an integral part of the financial statements.

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
U.S. Equity Growth Fund

	Shares	Value
Trade Desk, Inc. (The), Class A *	2,123	246,395
Under Armour, Inc., Class C *	6,668	107,822
Vertex Pharmaceuticals, Inc. *	1,109	183,772
Wabtec Corp.	1,783	125,256
Watsco, Inc.	1,636	227,633
Wayfair, Inc., Class A *	4,695	422,926
		10,228,873
TOTAL INVESTMENTS — 98.6%
(cost $11,488,781)		$10,454,685
Other assets less liabilities — 1.4%		145,534
NET ASSETS — 100.0%		$10,600,219

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Canada	$225,812	$—	$—	$225,812
United States	10,228,873	—	—	10,228,873
Total	$10,454,685	$—	$—	$10,454,685

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
U.S. Equity Growth Fund

ASSETS
Investments, at value (cost $11,488,781)	$10,454,685
Cash	147,629
Due from Investment Advisor	64,739
Prepaid assets	18,233
Total Assets	10,685,286
LIABILITIES
Advisory fee payable	3,958
Administration & Supervisory fee payable	2,038
Trustee fee payable	17
Commitment fee payable	11
Accrued expenses	79,043
Total Liabilities	85,067
NET ASSETS	$10,600,219
COMPOSITION OF NET ASSETS
Paid-in capital	$11,668,520
Total accumulated loss(a)	(1,068,301)
	$10,600,219
NET ASSET VALUE, PER SHARE
Class K ($10,593,801 / 743,452 shares outstanding), unlimited authorized, no par value	$14.25
Institutional Class ($6,418 / 452 shares outstanding), unlimited authorized, no par value	$14.21	*

*  Net assets divided by shares does not recalculate using values rounded to the dollar.

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
U.S. Equity Growth Fund

INVESTMENT INCOME
Dividends	$5,400
Interest	238
Total Investment Income	5,638
EXPENSES
Advisory fee (Note B)	9,771
Administration & Supervisory Fee — Class K Shares (Note B)	3,908
Administration & Supervisory Fee — Institutional Class Shares (Note B)	1,126
Fund accounting	75,332
Registration fees	46,139
Transfer agency	34,336
Professional fees	24,529
Custody	11,602
Legal	11,550
Line of Credit	241
Trustees' fees	89
Commitment fees	18
Insurance	14
Miscellaneous	3,836
Total Expenses	222,491
Fees waived	(202,751)
Net Expenses	19,740
Net Investment Loss	(14,102)
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain from:
Investments	165,158
165,158
Net change in unrealized depreciation on:
Investments	(1,363,865)
(1,363,865)
Net realized and unrealized loss on investments	(1,198,707)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(1,212,809)
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Annual Report December 31, 2018

U.S. Equity Growth Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$(14,102)	$(3,236)
Net realized gain from investments	165,158	17,349
Net change in unrealized appreciation (depreciation) on investments	(1,363,865)	333,045
Net increase (decrease) in net assets from operations	(1,212,809)	347,158
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders
Class K	(208,858)	(5,489)
Institutional Class	(127)	(24)
Total Distributions to Shareholders	(208,985)	(5,513	)**
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class K	10,302,009	1,148,640	*
Institutional Class	2,815,417	5,000
Dividend reinvested:
Class K	208,858	5,489
Institutional Class	127	24
Cost of shares redeemed:
Class 1	—	(1,148,640	)*
Institutional Class	(2,653,931)	—
Increase in Net Assets from Transactions in Shares of Beneficial Interest	10,672,480	10,513
Total Increase in Net Assets	9,250,686	352,158
NET ASSETS
Beginning of year	1,349,533	997,375
End of year	$10,600,219	$1,349,533	**

*  All Class 1 shareholders were converted to Class K during the period. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Total Distributions consisting of Net Realized Gains of $5,513 and Net Assets included accumulated net investment loss of $—. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

U.S. Equity Growth Fund
Selected data for a Class K Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.39	$11.49
From Investment Operations
Net investment loss(b)	(0.07)	(0.03)
Net realized and unrealized gain on investments	1.22 (e)	1.98
Net increase in net asset value from investment operations	1.15	1.95
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.29)	(0.05)
Total Dividends and Distributions	(0.29)	(0.05)
Net asset value, end of period	$14.25	$13.39
Total Return
Total return based on net asset value(c)	8.60%	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$10,594	$1,344
Ratio of net expenses to average net assets, before waiver	7.75%	13.11%*
Ratio of net expenses to average net assets, after waiver	0.63%	0.57%*
Ratio of net investment loss to average net assets	(0.46)%	(0.31)%*
Portfolio turnover rate(d)	107%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Annual Report December 31, 2018

U.S. Equity Growth Fund
Selected data for an Institutional Class Share outstanding throughout each period:

	For the Year Ended December 31, 2018	For the Period April 28, 2017(a) through December 31, 2017
Net asset value, beginning of period	$13.39	$11.49
From Investment Operations
Net investment loss(b)	(0.10)	(0.03)
Net realized and unrealized gain on investments	1.21 (e)	1.98
Net increase in net asset value from investment operations	1.11	1.95
Dividends and Distributions to Shareholders
Distributions from net realized gain on investments	(0.29)	(0.05)
Total Dividends and Distributions	(0.29)	(0.05)
Net asset value, end of period	$14.21	$13.39
Total Return
Total return based on net asset value(c)	8.30%	17.01%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$6	$6
Ratio of net expenses to average net assets, before waiver	6.69%	13.11	%*
Ratio of net expenses to average net assets, after waiver	0.78%	0.72	%*
Ratio of net investment loss to average net assets	(0.53)%	(0.31	) %*
Portfolio turnover rate(d)	107%	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

(e)  Calculation of the net gain or loss per share (both realized and unrealized) may not correlate to the aggregate realized and unrealized losses presented in the Statement of Operations due to the timing of sales and repurchases of Class shares in relation to fluctuating market values of the investments of the Fund.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

Annual Report December 31, 2018

Note A — Organization and Accounting Policies

Each of the EAFE Fund, EAFE Choice Fund, EAFE Pure Fund, Emerging Markets Fund, Global Alpha Equity Fund, Global Select Equity Fund, International Concentrated Growth Fund, International Equity Fund, International Smaller Companies Fund, Long Term Global Growth Equity Fund, Positive Change Equity Fund and U.S. Equity Growth Fund, (each, a "Fund", and collectively, the "Funds") is a series of Baillie Gifford Funds (the "Trust"). The investment objective of the Funds is to achieve capital appreciation, for more detail on specific objectives of each Fund please refer to the relevant Prospectus. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time.

The following table is a summary of classes of the Funds with shares outstanding as of December 31, 2018:

	EAFE Fund	EAFE Choice Fund	EAFE Pure Fund	Emerging Markets Fund	Global Alpha Equity Fund	Global Select Equity Fund	International Concentrated Growth Fund	International Equity Fund	International Smaller Companies Fund	Long Term Global Growth Equity Fund	Positive Change Equity Fund	U.S. Equity Growth Fund
Class 2	X	X	X	X	X	N/A	N/A	X	N/A	X	N/A	N/A
Class 3	X	N/A	X	X	X	N/A	N/A	X	N/A	N/A	N/A	N/A
Class 4	X	N/A	N/A	N/A	X	N/A	N/A	X	N/A	N/A	N/A	N/A
Class 5	X	N/A	N/A	X	N/A	N/A	N/A	X	N/A	X	N/A	N/A
Class K	X	X	X	X	X	X	X	X	X	X	X	X
Institutional Class	X	X	X	X	X	X	X	X	X	X	X	X

The Funds are investment companies that apply the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Funds have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Funds and disclosure of contingent assets and liabilities for the Funds at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Funds during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds:

New Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU)

2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019.

Effective December 31, 2018, management has evaluated the impact of applying this provision and have determined to early adopt the provisions of this ASU, which does not have a significant impact on the financial statements.

Adoption of Recent Amendments to Regulation S-X

The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statements of Assets and Liabilities and also require presentation of the total, rather than the components, of

Notes to Financial Statements

Annual Report December 31, 2018

distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund's financial statements as of December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

For the year ended December 31, 2017, distributions to shareholders were as follows:

Distributions to shareholders from:	EAFE Fund	Emerging Markets Fund	Global Alpha Equity Fund	International Equity Fund
Net investment income:
Class 2	$(2,877,997)	$(2,175,573)	$(901,464)	$(4,574,939)
Class 3	(3,036,187)	(2,236,030)	(3,868,548)	(11,739,881)
Class 4	(1,594,302)	—	(2,809,108)	(2,546,213)
Class 5	(6,491,622)	(14,640,063)	—	(1,995,692)
Class K	(30)	(811,639)	(424,261)	(1,231,283)
Institutional Class	(30)	(72)	(41)	(62)
Capital gains:
Class 2	(14,593,795)	(1,598,271)	(4,497,059)	(11,835,400)
Class 3	(11,762,424)	(1,527,382)	(16,117,596)	(27,349,629)
Class 4	(5,909,324)	—	(10,303,488)	(5,601,265)
Class 5	(22,211,065)	(9,476,620)	—	(4,347,019)
Class K	(120)	(555,567)	(1,634,655)	(2,691,370)
Institutional Class	(120)	(50)	(172)	(146)
Total Distributions	$(68,477,016)	$(33,021,267)	$(40,556,392)	$(73,912,899)

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity securities listed on an established securities exchange for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the "Manager"), pursuant to procedures approved by the trustees of the Trust (the "Trustees"). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange and such events may not be reflected in the computation of the Fund's net asset value. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange and such events may not be reflected in the computation of a Fund's net asset value. If events materially affecting the value of the Funds' portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Funds utilize a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, subject to certain minimum confidence levels, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that

Notes to Financial Statements

Annual Report December 31, 2018

securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Funds invest in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that a Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund's use unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Funds' Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Funds use unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund's investments at December 31, 2018 is disclosed at the end of each Fund's Portfolio of Investments.

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Funds, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Notes to Financial Statements

Annual Report December 31, 2018

Securities Transactions and Investment Income

The Funds' securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes

Each Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Funds' shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdiction may be subject to foreign withholding tax. Whenever possible, the Funds will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest.

In addition to the requirements of the Code, the Funds may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of December 31, 2018, the Emerging Markets Fund and the Global Alpha Equity Fund recorded a receivable for deferred Indian capital gains tax benefit of $1,404,168 and $64,471, respectively. As of December 31, 2018, the EAFE Fund, the Emerging Markets Fund and the International Equity Fund recorded a deferred liability for potential future Indian capital gains taxes of $21,000, $2,119,969 and $191,161, respectively. Effective April 1, 2018, long term gains on listed Indian equities are subject to capital gains tax. Prior to April 1, 2018, only short term gains (gains on investments held for less than one year) were subject to this tax. As a result of this, the deferred liability accrued at December 31, 2018 includes a liability for tax payable on both short and long term gains, as opposed to only short term gains at December 31, 2017.

The Funds are subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Funds. For the EAFE Fund, EAFE Choice Fund, EAFE Pure Fund, Emerging Markets Fund, Global Alpha Equity Fund, International Equity Fund, Long Term Global Growth Equity Fund and the U.S. Equity Growth Fund, the tax periods 2016 through present remain subject to examination. For the Global Select Equity Fund, International Concentrated Growth Fund and Positive Change Equity Fund, the tax periods ended 2017 through present remain subject to examination. For the International Smaller Companies Fund, the tax period ended 2018 is subject to examination.

Notes to Financial Statements

Annual Report December 31, 2018

At December 31, 2018 for federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Loss No Expiration	Long Term Capital Loss No Expiration	Capital Loss Available Total
EAFE Pure Fund	$(884,466)	$(7,154,636)	$(8,039,102)
International Concentrated Growth Fund	(2,413,468)	—	(2,413,468)
Positive Change Equity Fund	(28,298)	—	(28,298)

During the year ended December 31, 2018, the Funds did not utilize any capital loss carryforwards.

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year

Specified") within the taxable year are deemed to arise on the first business day of each Fund's next taxable year. During the year or period ended December 31, 2018, the Funds shown below incurred and will elect to defer net post-October or late-year losses as indicated.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/Late Year Ordinary Losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies	Distributable Earnings/ Accumulated Deficit
EAFE Fund	$—	$—	$—	$(3,469,544)	$663,399,284	$659,929,740
EAFE Choice Fund	—	706,656	—	(210,472)	29,815,951	30,312,135
EAFE Pure Fund	2,094,424	—	(8,039,102)	—	(24,962,806)	(30,907,484)
Emerging Markets Fund	248,572	9,871,150	—	—	190,914,880	201,034,602
Global Alpha Equity Fund	835,072	3,764,893	—	—	140,730,954	145,330,919
Global Select Equity Fund	—	—	—	(27,560)	(245,757)	(273,317)
International Concentrated Growth Fund	—	—	(2,413,468)	—	(14,273,489)	(16,686,957)
International Equity Fund	2,775,344	19,691,116	—	—	353,674,907	376,141,367
International Smaller Companies Fund	—	—	—	(5,904)	591	(5,313)
Long Term Global Growth Equity Fund	—	468,990	—	(160,923)	34,072,677	34,380,744
Positive Change Equity Fund	—	—	(28,298)	(3,826)	(1,500,916)	(1,533,040)
U.S. Equity Growth Fund	—	—	—	(17,144)	(1,051,157)	(1,068,301)

Notes to Financial Statements

Annual Report December 31, 2018

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2018, the following reclassifications have been made on the Statements of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP, such as the treatment of foreign currency gains and losses, the redesignation of dividends, equalization, organizational costs, and net operating losses.

Fund	Total Distributable Earnings	Paid-in Capital
EAFE Fund	$—	$—
EAFE Choice Fund	—	—
EAFE Pure Fund	—	—
Emerging Markets Fund	—	—
Global Alpha Equity Fund	—	—
Global Select Equity Fund	347	(347)
International Concentrated Growth Fund	89,293	(89,293)
International Equity Fund	(17,853,096)	17,853,096
International Smaller Companies Fund	4	(4)
Long Term Global Growth Equity Fund	—	—
Positive Change Equity Fund	15,435	(15,435)
U.S. Equity Growth Fund	14,473	(14,473)

Dividends and Distributions to Shareholders

The Funds intend to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Funds at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Funds' policies are to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

Notes to Financial Statements

Annual Report December 31, 2018

For the years or periods ended December 31, 2018 and December 31, 2017, the tax character of the dividends paid were:

Fund	Ordinary Income 2018	Long Term Capital Gains 2018	Return of Capital 2018	Ordinary Income 2017	Long Term Capital Gains 2017	Return of Capital 2017
EAFE Fund	$10,502,158	$196,134,992	$4,657,927	$19,751,226	$48,725,790	$—
EAFE Choice Fund	2,192,756	5,239,864	—	4,719,038	—	—
EAFE Pure Fund	1,275,454	2,237,108	—	5,473,971	—	—
Emerging Markets Fund	27,024,123	161,152,594	—	19,863,377	13,157,890	—
Global Alpha Equity Fund	6,565,235	158,163,856	—	8,003,422	32,552,970	—
Global Select Equity Fund	30,624	—	—	—	—	—
International Concentrated Growth Fund	—	—	—	—	—	—
International Equity Fund	27,380,529	129,412,039	—	22,247,527	51,665,372	—
International Smaller Companies Fund	—	—	—	—	—	—
Long Term Global Growth Equity Fund	806,492	15,430,438	—	—	—	—
Positive Change Equity Fund	—	—	—	—	—	—
U.S. Equity Growth Fund	9,266	199,719	—	5,513	—	—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Funds' cost of investments and gross unrealized appreciation (depreciation) at December 31, 2018 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation (Depreciation)
EAFE Fund	$1,489,933,011	$879,596,843	$(216,032,979)	$663,563,864
EAFE Choice Fund	274,151,801	58,919,342	(29,097,643)	29,821,699
EAFE Pure Fund	420,301,007	32,676,936	(57,633,520)	(24,956,584)
Emerging Markets Fund	1,856,560,680	341,191,171	(149,284,663)	191,906,508
Global Alpha Equity Fund	583,683,821	214,588,486	(73,913,042)	140,675,444
Global Select Equity Fund	2,993,079	207,920	(453,625)	(245,705)
International Concentrated Growth Fund	70,167,154	338,086	(14,611,278)	(14,273,192)
International Equity Fund	1,390,805,731	524,070,567	(170,164,962)	353,905,605
International Smaller Companies Fund	818,375	25,258	(24,673)	585
Long Term Global Growth Equity Fund	151,338,615	46,326,923	(12,253,554)	34,073,369
Positive Change Equity Fund	13,928,705	275,636	(1,776,515)	(1,500,879)
U.S. Equity Growth Fund	11,505,842	38,615	(1,089,772)	(1,051,157)

Notes to Financial Statements

Annual Report December 31, 2018

Note B — Investment Management and Other Services

The Funds are advised and managed by the Manager. The Manager, an investment adviser registered with the

Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Funds (the "Advisory Agreement"), each Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (millions)	Annual Rate at Each Asset Level
EAFE Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%
EAFE Choice Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%
EAFE Pure Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%
Emerging Markets Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.55% 0.51% 0.49%
Global Alpha Equity Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.40% 0.36% 0.34%
Global Select Equity Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.33% 0.29% 0.27%
International Concentrated Growth Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.40% 0.36% 0.34%
International Equity Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%
International Smaller Companies Fund	All assets	0.58%
Long Term Global Growth Equity Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.45% 0.41% 0.39%
Positive Change Equity Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.33% 0.29% 0.27%
U.S. Equity Growth Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.33% 0.29% 0.27%

Notes to Financial Statements

Annual Report December 31, 2018

The Manager has contractually agreed to waive its fees and/or bear expenses of the following Funds to the extent that such Fund's total annual operating expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed the following amounts:

Fund	Class	Expense Limitation	Expiration Date
Global Select Equity Fund	Class K	0.65%	4/30/2019
	Institutional Class	0.65%	4/30/2019
International Concentrated Growth Fund	Class K	0.72%	4/30/2019
	Institutional Class	0.72%	4/30/2019
International Smaller Companies Fund	Class K	0.90%	4/30/2020
	Institutional Class	0.90%	4/30/2020
Long Term Global Growth Equity Fund	Class 2	0.77%	4/30/2019
	Class 5	0.62%	4/30/2019
	Class K	0.77%	4/30/2019
	Institutional Class	0.77%	4/30/2019
Positive Change Equity Fund	Class K	0.65%	4/30/2019
	Institutional Class	0.65%	4/30/2019
U.S. Equity Growth Fund	Class K	0.65%	4/30/2019
	Institutional Class	0.65%	4/30/2019

Prior to May 1, 2018, the Manager contractually agreed, to waive its fees and/or bear expenses to the extent that such Fund's total annual operating expenses (excluding taxes, sub-accounting expenses and extraordinary expenses) exceed the following amounts:

Fund	Class	Expense Limitation
Gobal Select Equity Fund	Class K	0.65%
	Institutional Class	0.80%
International Concentrated Growth Fund	Class K	0.72%
	Institutional Class	0.87%
Long Term Global Growth Equity Fund	Class 2	0.77%
	Class 5	0.62%
	Class K	0.77%
	Institutional Class	0.92%
Positive Change Equity Fund	Class K	0.65%
	Institutional Class	0.80%
U.S. Equity Growth Fund	Class K	0.57%
	Institutional Class	0.72%

Waived fees for all Funds are not subject to recoupment. These contractual agreements may only be terminated by the Board of Trustees of the Trust.

Baillie Gifford Funds Services LLC ("BGFS"), a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

Each Fund (other than the Global Select Equity Fund, the International Concentrated Growth Fund, the

International Smaller Companies Fund, the Positive Change Equity Fund and the U.S. Equity Growth Fund) has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these

Notes to Financial Statements

Annual Report December 31, 2018

services, the Funds pay the Manager a fee at the annualized rate of the Funds' average daily net assets attributed to each class of shares as follows:

	EAFE Fund	EAFE Choice Fund	EAFE Pure Fund	Emerging Markets Fund	Global Alpha Equity Fund	International Equity Fund	Long Term Global Growth Equity Fund
Class 2	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%
Class 3	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%
Class 4	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%	0.07%
Class 5	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%	0.02%

With respect to Class K and Institutional Class shares, the Manager is responsible for providing certain administrative services to Fund shareholders as well as coordinating, overseeing and supporting services provided to Fund shareholders by third parties, including financial intermediaries that hold accounts with the Funds, pursuant to an Administration and Supervisory Agreement between the Manager and the Trust on behalf of each Fund. Each Fund has adopted an Administration, Supervisory and Sub-Accounting Services Plan with respect to Class K and Institutional Class shares of each Fund, which authorizes each Fund to pay the Manager an Administration and Supervisory Fee quarterly, in arrears, with respect to Class K and Institutional Class shares at an annual rate of 0.17% of such Fund's average net assets.

The Bank of New York Mellon serves as the Funds' administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year or period ended December 31, 2018 were as follows:

Fund	Purchases	Sales
EAFE Fund	$376,281,087	$526,845,877
EAFE Choice Fund	122,162,253	72,316,091
EAFE Pure Fund	229,941,343	53,509,302
Emerging Markets Fund	1,089,623,010	400,174,565
Global Alpha Equity Fund	168,598,173	517,536,988
Global Select Equity Fund	475,333	453,381
International Concentrated Growth Fund	81,018,483	9,425,831
International Equity Fund	685,062,742	654,883,925
International Smaller Companies Fund	818,375	—
Long Term Global Growth Equity Fund	34,847,742	32,275,280
Positive Change Equity Fund	13,348,825	366,354
U.S. Equity Growth Fund	13,455,113	3,055,246

Notes to Financial Statements

Annual Report December 31, 2018

Note D — Transactions in Shares of Beneficial Interest

	EAFE Fund
	Class 2 Shares For the Year Ended December 31, 2018				Class 3 Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares		Amount
Shares sold	9,073,332	*	$131,045,716	*	917,630		$11,000,000
Purchase fees	—		—		—		—
Redemption fees	—		—		—		—
Shares issued in reinvestment of dividends and distributions	5,644,097		60,268,790		3,576,265		38,266,030
Shares redeemed	(7,703,896)		(117,827,995)		(9,687,422	)**	(147,753,216	)**
Net increase (decrease)	7,013,533		$73,486,511		(5,193,527)		$(98,487,186)

*  6,305,828 shares and $95,453,216 converted into Class 2 from Class 3.

**  6,292,153 shares and $95,453,216 converted from Class 3 into Class 2.

	EAFE Fund
	Class 4 Shares For the Year Ended December 31, 2018		Class 5 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	68,796	$1,000,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	1,876,378	20,091,688	8,634,367	92,626,897
Shares redeemed	(3,717,722)	(55,000,000)	—	—
Net increase (decrease)	(1,841,344)	$(34,908,312)	8,703,163	$93,626,897
	EAFE Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	191,231	$2,139,835
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	46	491	2,441	26,017
Shares redeemed	—	—	—	—
Net increase	46	$491	193,672	$2,165,852

Notes to Financial Statements

Annual Report December 31, 2018

	EAFE Fund
	Class 1 Shares For the Period Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares	Amount
Shares sold	142		$1,508		9,465,027 **	$109,733,985 **
Purchase fees	—		279		—	11,880
Redemption fees	—		100		—	16,484
Shares issued in reinvestment of dividends and distributions	—		—		1,211,109	17,464,610
Shares redeemed	(1,838,303	)*	(20,817,261	)*	(31,363,941)	(437,863,539)
Net decrease	(1,838,161)		$(20,815,374)		(20,687,805)	$(310,636,580)

*  1,580,441 shares and $17,964,404 converted from Class 1 into Class 2.

**  1,573,520 shares and $17,964,404 converted into Class 2 from Class 1.

	EAFE Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 4 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	7,588,420	$110,142,876	1,895,088	$25,000,000
Purchase fees	—	6,994	—	3,256
Redemption fees	—	8,105	—	4,201
Shares issued in reinvestment of dividends and distributions	1,024,175	14,798,611	518,970	7,503,626
Shares redeemed	(9,802,341)	(122,361,558)	(1,409,453)	(20,000,000)
Net increase (decrease)	(1,189,746)	$2,595,028	1,004,605	$12,511,083
	EAFE Fund
	Class 5 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	416	$5,000
Purchase fees	—	12,563	—	—
Redemption fees	—	16,205	—	—
Shares issued in reinvestment of dividends and distributions	1,981,299	28,702,684	10	150
Shares redeemed	—	—	—	—
Net increase	1,981,299	$28,731,452	426	$5,150

Notes to Financial Statements

Annual Report December 31, 2018

	EAFE Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	416	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	10	150
Shares redeemed	—	—
Net increase	426	$5,150

	EAFE Choice Fund
	Class 2 Shares For the Year Ended December 31, 2018				Class 3 Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares		Amount
Shares sold	2,155,172	*	$34,104,348	*	24,774		$405,000
Purchase fees	—		—		—		—
Redemption fees	—		—		—		—
Shares issued in reinvestment of dividends and distributions	423,287		5,515,340		—		—
Shares redeemed	(2,272,928)		(37,450,000)		(1,680,815	)**	(27,282,248	)**
Net increase (decrease)	305,531		$2,169,688		(1,656,041)		$(26,877,248)

*  1,628,163 shares and $26,122,249 converted into Class 2 from Class 3.

**  1,612,883 shares and $26,122,249 converted from Class 3 into Class 2.

	EAFE Choice Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	4,845,396	$67,194,504	791,484	$12,355,055
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	126,970	1,650,610	20,293	263,403
Shares redeemed	(31,447)	(500,000)	(2,300)	(38,023)
Net increase	4,940,919	$68,345,114	809,477	$12,580,435

Notes to Financial Statements

Annual Report December 31, 2018

	EAFE Choice Fund
	Class 1 Shares For the Period Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares	Amount
Shares sold	117		$1,497		139,266 **	$2,010,737 **
Purchase fees	—		—		—	1,361
Redemption fees	—		—		—	4,257
Shares issued in reinvestment of dividends and distributions	—		—		265,970	4,282,725
Shares redeemed	(352	)*	(4,741	)*	(4,847,568)	(76,008,120)
Net decrease	(235)		$(3,244)		(4,442,332)	$(69,709,040)

*  352 shares and $4,741 converted from Class 1 into Class 2.

**  348 shares and $4,741 converted into Class 2 from Class 1.

	EAFE Choice Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	176,660	$2,591,699	353	$5,000
Purchase fees	—	100	—	—
Redemption fees	—	317	—	—
Shares issued in reinvestment of dividends and distributions	26,628	432,754	6	92
Shares redeemed	(128,175)	(1,910,571)	—	—
Net increase	75,113	$1,114,299	359	$5,092

	EAFE Choice Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	12,471	$199,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	6	98
Shares redeemed	—	—
Net increase	12,477	$199,098

Notes to Financial Statements

Annual Report December 31, 2018

	EAFE PURE Fund
	Class 2 Shares For the Year Ended December 31, 2018				Class 3 Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares		Amount
Shares sold	626		$7,500		—		$—
Purchase fees	—		—		—		—
Redemption fees	—		—		—		—
Shares issued in reinvestment of dividends and distributions	152,238		1,510,948		57,218		573,430
Shares redeemed	(408,017)		(5,000,000)		(509,108)		(5,000,000)
Net decrease	(255,153)		$(3,481,552)		(451,890)		$(4,426,570)
	EAFE PURE Fund
	Class K Shares For the Year Ended December 31, 2018				Institutional Class Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares		Amount
Shares sold	15,094,869		181,677,307		183,645		2,216,528
Purchase fees	—		—		—		—
Redemption fees	—		—		—		—
Shares issued in reinvestment of dividends and distributions	142,375		1,410,939		1,740		17,245
Shares redeemed	(36,492)		(389,000)		(60)		(639)
Net increase	15,200,752		$182,699,246		185,325		$2,233,134
	EAFE PURE Fund
	Class 1 Shares For the Period Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares		Amount
Shares sold	154		$1,497		1,993,899	****	$19,968,711	****
Purchase fees	—		5		—		198,413
Redemption fees	—		—		—		3,003
Shares issued in reinvestment of dividends and distributions	—		—		327,488		3,944,235
Shares redeemed	(461	)***	(4,715	)***	(2,015,092)		(23,503,003)
Net increase (decrease)	(307)		$(3,213)		306,295		$611,359

***  461 shares and $4,715 converted from Class 1 into Class 2.

****  457 shares and $4,715 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2018

	EAFE PURE Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	7,086,028	$74,325,352	466	$5,000
Purchase fees	—	1	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	125,774	1,529,525	9	105
Shares redeemed	(432,822)	(5,000,000)	—	—
Net increase	6,778,980	$70,854,878	475	$5,105

	EAFE PURE Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	466	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	9	105
Shares redeemed	—	—
Net increase	475	$5,105

	Emerging Markets Fund
	Class 2 Shares For the Year Ended December 31, 2018				Class 3 Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares	Amount
Shares sold	2,204,419	*	$44,256,131	*	—	$—
Purchase fees	—		—		—	—
Redemption fees	—		—		—	—
Shares issued in reinvestment of dividends and distributions	899,999		15,711,644		873,732	15,383,534
Shares redeemed	(1,183,370)		(25,068,932)		—	—
Net increase	1,921,048		$34,898,843		873,732	$15,383,534

*  681,658 shares and $15,248,631 converted into Class 2 from Class 5.

Notes to Financial Statements

Annual Report December 31, 2018

	Emerging Markets Fund
	Class 5 Shares For the Year Ended December 31, 2018				Class K Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares	Amount
Shares sold	1,781,176		$38,000,000		24,226,159	$506,095,758
Purchase fees	—		—		—	—
Redemption fees	—		—		—	—
Shares issued in reinvestment of dividends and distributions	5,335,081		96,382,507		2,497,706	43,485,061
Shares redeemed	(1,104,279	)**	(25,368,631	)**	(1,529,562)	(29,860,792)
Net increase	6,011,978		$109,013,876		25,194,303	$519,720,027

**  660,331 shares and $15,248,631 converted from Class 5 into Class 2.

	Emerging Markets Fund
	Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount
Shares sold	14,853,143	289,603,933
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	854,803	14,875,218
Shares redeemed	(1,144,063)	(21,776,659)
Net increase	14,563,883	$282,702,492

	Emerging Markets Fund
	Class 1 Shares For the Period Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares		Amount
Shares sold	96		$1,497		2,787,599	****	$49,650,731	****
Purchase fees	—		281		—		4,567
Redemption fees	—		—		—		4,199
Shares issued in reinvestment of dividends and distributions	—		—		167,120		3,767,062
Shares redeemed	(500,747	)***	(8,699,086	)***	(2,033,116)		(45,405,788)
Net increase (decrease)	(500,651)		$(8,697,308)		921,603		$8,020,771

***  500,747 shares and $8,699,086 converted from Class 1 into Class 2.

****  492,613 shares and $8,699,086 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2018

	Emerging Markets Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 5 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Purchase fees	—	4,814	—	40,345
Redemption fees	—	3,560	—	29,835
Shares issued in reinvestment of dividends and distributions	165,344	3,756,892	1,034,998	24,116,683
Shares redeemed	—	—	(17,316,669)	(396,049,578)
Net increase (decrease)	165,344	$3,765,266	(16,281,671)	$(371,862,715)
	Emerging Markets Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	4,741,936	$98,891,235	274	$5,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	59,488	1,339,105	5	121
Shares redeemed	(1,583,086)	(35,000,000)	—	—
Net increase	3,218,338	$65,230,340	279	$5,121
	Global Alpha Equity Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	150,284	$3,007,500	365,651	7,500,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	2,281,267	29,638,221	7,585,731	101,000,978
Shares redeemed	(750,774)	(14,500,000)	(3,961,091)	(79,500,000)
Net increase	1,680,777	$18,145,721	3,990,291	$29,000,978

Notes to Financial Statements

Annual Report December 31, 2018

	Global Alpha Equity Fund
	Class 4 Shares For the Year Ended December 31, 2018		Class K Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	336,570	$6,673,503
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	1,792,025	24,453,077	690,189	8,951,758
Shares redeemed	(12,545,959)	(261,700,383)	(849,189)	(16,990,416)
Net increase (decrease)	(10,753,934)	$(237,247,306)	177,570	$(1,365,155)

Global Alpha Equity Fund
Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount
Shares sold	—	$—
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	94	1,223
Shares redeemed	—	—
Net increase	94	$1,223

	Global Alpha Equity Fund
	Class 1 Shares For the Period Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares	Amount
Shares sold	102		$1,498		1,214,499 **	$20,191,462 **
Purchase fees	—		—		—	5,472
Redemption fees	—		—		—	6,754
Shares issued in reinvestment of dividends and distributions	—		—		286,122	5,398,523
Shares redeemed	(319	)*	(4,965	)*	(8,809,058)	(154,903,521)
Net decrease	(217)		$(3,467)		(7,308,437)	$(129,301,310)

*  319 shares and $4,965 converted from Class 1 into Class 2.

**  312 shares and $4,965 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2018

	Global Alpha Equity Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 4 Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	9,384,358	$167,078,422	18,644,881	$352,706,903
Purchase fees	—	14,033	—	—
Redemption fees	—	17,770	—	—
Shares issued in reinvestment of dividends and distributions	1,039,321	19,986,144	669,263	13,112,596
Shares redeemed	(21,154,751)	(388,729,425)	(522,422)	(10,500,000)
Net increase (decrease)	(10,731,072)	$(201,633,056)	18,791,722	$355,319,499
	Global Alpha Equity Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	4,132,888 *	$75,400,530 *	302	$5,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	109,284	2,058,917	11	213
Shares redeemed	(1,258,732)	(23,575,015)	—	—
Net increase	2,983,440	$53,884,432	313	$5,213

*  Includes in-kind subscription for 1,607,239 shares and $28,817,791.

Global Select Equity Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	1,707	15,312	1,707	15,312
Shares redeemed	—	—	—	—
Net increase	1,707	$15,312	1,707	$15,312

Notes to Financial Statements

Annual Report December 31, 2018

Global Select Equity Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	150,000	$1,500,000	150,000	$1,500,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	150,000	$1,500,000	150,000	$1,500,000
International Concentrated Growth Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	6,329,524	70,001,500	884,618	$9,396,765
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	(879,978)	(7,292,090)
Net increase	6,329,524	$70,001,500	4,640	$2,104,675
International Concentrated Growth Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	50,000	$500,000	50,000	$500,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	50,000	$500,000	50,000	$500,000

Notes to Financial Statements

Annual Report December 31, 2018

	International Equity Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares		Amount
Shares sold	5,055,353 *	$71,126,175 *	983,331		$13,500,000
Purchase fees	—	—	—		—
Redemption fees	—	—	—		—
Shares issued in reinvestment of dividends and distributions	2,793,954	29,796,122	5,032,227		54,378,248
Shares redeemed	(10,409,634)	(142,859,137)	(27,747,104	)**	(402,752,824	)**
Net decrease	(2,560,327)	$(41,936,840)	(21,731,546)		$(334,874,576)

*  4,908,230 shares and $69,118,676 converted into Class 2 from Class 3.

**  4,847,202 shares and $69,118,676 converted from Class 3 into Class 2.

	International Equity Fund
	Class 4 Shares For the Year Ended December 31, 2018				Class 5 Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares	Amount
Shares sold	20,039,941	***	$290,058,382	***	2,406,932	$33,700,000
Purchase fees	—		—		—	—
Redemption fees	—		—		—	—
Shares issued in reinvestment of dividends and distributions	3,509,883		38,554,309		616,758	6,892,085
Shares redeemed	—		—		(8,376,584)	(124,055,871)
Net increase (decrease)	23,549,824		$328,612,691		(5,352,894)	$(83,463,786)

**  14,200,330 shares and $210,058,38 converted from Class 3 into Class 4.

***  13,985,711 shares and $210,058,382 converted into Class 4 from Class 3.

	International Equity Fund
	Class K Shares For the Year Ended December 31, 2018				Institutional Class Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares		Amount
Shares sold	18,119,132	****	$245,988,676	****	7,384,373		$100,149,976
Purchase fees	—		—		—		—
Redemption fees	—		—		—		—
Shares issued in reinvestment of dividends and distributions	2,319,754		24,652,444		210,238		2,245,341
Shares redeemed	(1,115,680)		(14,813,373)		(4,072,356	)*****	(52,246,242	)*****
Net increase	19,323,206		$255,827,747		3,522,255		$50,149,075

****  9,213 shares and $115,811 converted into Class K from Institutional Class.

*****  9,213 shares and $115,811 converted from Institutional Class into Class K.

Notes to Financial Statements

Annual Report December 31, 2018

	International Equity Fund
	Class 1 Shares For the Period Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares	Amount
Shares sold	135		$1,497		1,828,103 **	$21,820,826 **
Purchase fees	—		129		—	3,746
Redemption fees	—		206		—	5,976
Shares issued in reinvestment of dividends and distributions	—		—		1,160,931	16,410,339
Shares redeemed	(1,855,127	)*	(21,814,876	)*	(22,421,627)	(295,922,268)
Net decrease	(1,854,992)		$(21,813,044)		(19,432,593)	$(257,681,381)

*  1,855,127 shares and $21,814,876 converted from Class 1 into Class 2.

**  1,827,648 shares and $21,814,876 converted into Class 2 from Class 1.

	International Equity Fund
	Class 3 Shares For the Year Ended December 31, 2017		Class 4 Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	16,354,903	$215,980,083	15,387,668	$206,702,541
Purchase fees	—	5,862	—	—
Redemption fees	—	9,457	—	—
Shares issued in reinvestment of dividends and distributions	2,731,488	39,089,511	560,731	8,147,477
Shares redeemed	(24,252,519)	(324,073,123)	—	—
Net increase (decrease)	(5,166,128)	$(68,988,210)	15,948,399	$214,850,018
	International Equity Fund
	Class 5 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	147,805	$2,000,007	7,393,671	$105,992,735
Purchase fees	—	1,085	—	—
Redemption fees	—	1,728	—	—
Shares issued in reinvestment of dividends and distributions	429,770	6,342,711	278,005	3,922,653
Shares redeemed	(2,930,950)	(41,800,000)	—	—
Net increase (decrease)	(2,353,375)	$(33,454,469)	7,671,676	$109,915,388

Notes to Financial Statements

Annual Report December 31, 2018

	International Equity Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	402	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	15	208
Shares redeemed	—	—
Net increase	417	$5,208

	International Smaller Companies Fund
	Class K Shares For the Period Ended December 31, 2018		Institutional Class Shares For the Period Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	50,000	$500,000	50,000	$500,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	50,000	$500,000	50,000	$500,000
	Long Term Global Growth Equity Fund
	Class 2 Shares For the Year Ended December 31, 2018		Class 4 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	4,994	$95,125	—	$—
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	325,212	5,003,161	—	—
Shares redeemed	(260,321)	(5,059,742)	(2,941,772)*	(61,984,598)*
Net increase (decrease)	69,885	$38,544	(2,941,772)	$(61,984,598)

*  2,941,772 shares and $61,984,598 converted from Class 4 into Class 5.

Notes to Financial Statements

Annual Report December 31, 2018

	Long Term Global Growth Equity Fund
	Class 5 Shares For the Year Ended December 31, 2018				Class K Shares For the Year Ended December 31, 2018
	Shares		Amount		Shares	Amount
Shares sold	2,758,291	**	$61,984,598	**	337,427	$6,846,083
Purchase fees	—		—		—	—
Redemption fees	—		—		—	—
Shares issued in reinvestment of dividends and distributions	223,195		4,309,351		447,790	6,891,490
Shares redeemed	—		—		—	—
Net increase	2,981,486		$66,293,949		785,217	$13,737,573

**  2,758,291 shares and $61,984,598 converted into Class 5 from Class 4.

	Long Term Global Growth Equity Fund
	Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount
Shares sold	108,150	$2,191,113
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	2,141	32,928
Shares redeemed	(87,699)	(1,671,907)
Net increase	22,592	$552,134

	Long Term Global Growth Equity Fund
	Class 1 Shares For the Year Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares		Amount
Shares sold	1,805		$19,028		975,426	****	$12,925,524	****
Purchase fees	—		1,663		—		4,974
Redemption fees	—		—		—		—
Shares issued in reinvestment of dividends and distributions	—		—		—		—
Shares redeemed	(1,118,879	)***	(12,790,798	)***	(404,454)		(7,000,025)
Net increase (decrease)	(1,117,074)		$(12,770,107)		570,972		$5,930,473

***  1,118,879 shares and $12,790,798 converted from Class 1 into Class 2.

****  966,613 shares and $12,790,798 converted into Class 2 from Class 1.

Notes to Financial Statements

Annual Report December 31, 2018

	Long Term Global Growth Equity Fund
	Class 4 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	725,715	$10,989,000	4,073,618	$66,005,000
Purchase fees	—	4,405	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	(22)	—	—
Net increase	725,715	$10,993,383	4,073,618	$66,005,000

Long Term Global Growth Equity Fund
Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	358	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	—	—
Shares redeemed	—	—
Net increase	358	$5,000

Positive Change Equity Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	448,553	$5,015,042	691,660	$8,061,290
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	448,553	$5,015,042	691,660	$8,061,290

Notes to Financial Statements

Annual Report December 31, 2018

	Positive Change Equity Fund
	Class K Shares For the Period Ended December 31, 2017		Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	50,000	$500,000	50,000	$500,000
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	—	—
Shares redeemed	—	—	—	—
Net increase	50,000	$500,000	50,000	$500,000
	U.S. Equity Growth Fund
	Class K Shares For the Year Ended December 31, 2018		Institutional Class Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	628,176	$10,302,009	161,563	$2,815,417
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	14,897	208,858	9	127
Shares redeemed	—	—	(161,557)	(2,653,931)
Net increase	643,073	$10,510,867	15	$161,613
	U.S. Equity Growth Fund
	Class 1 Shares For the Year Ended December 31, 2017		Class K Shares For the Period Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	99,970 **	$1,148,640 **
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	409	5,489
Shares redeemed	(100,000)*	(1,148,640)*	—	—
Net increase (decrease)	(100,000)	$(1,148,640)	100,379	$1,154,129

*  100,000 shares and $1,148,640 converted from Class 1 into Class K.

**  99,970 shares and $1,148,640 converted into Class K from Class 1.

Notes to Financial Statements

Annual Report December 31, 2018

	U.S. Equity Growth Fund
	Institutional Class Shares For the Period Ended December 31, 2017
	Shares	Amount
Shares sold	435	$5,000
Purchase fees	—	—
Redemption fees	—	—
Shares issued in reinvestment of dividends and distributions	2	24
Shares redeemed	—	—
Net increase	437	$5,024

Note E — Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, the following shareholders beneficially owned 25% or more of a Fund's voting securities:

Fund	Investor	Percentage
EAFE Fund	Teachers' Retirement System of Kentucky	43.36%
Emerging Markets Fund	Maryland State Retirement Agency	30.34%
Global Select Equity Fund	Baillie Gifford International LLC	100.00%
International Concentrated Growth Fund	CSX Corp.	98.38%
International Smaller Companies Fund	Baillie Gifford International LLC	100.00%
Long Term Global Growth Equity Fund	Nissan Motor Manufacturing USA	30.80%
Long Term Global Growth Equity Fund	Salvation Army Southern Territory	31.32%
Positive Change Equity Fund	Naidot & Co	36.06%
Positive Change Equity Fund	UBS Financial Services Inc	55.30%
U.S. Equity Growth Fund	Daytona Beach Police & Fire	83.59%

Purchase and redemption activity of these accounts may have a significant effect on the operation of each Fund.

At December 31, 2018, Baillie Gifford International LLC, a wholly owned subsidiary of the Manager, owned 100% of the Global Select Equity Fund and the International Smaller Companies Fund and as a result may be deemed to control such Funds.

Note F — Commitments and Contingencies

Each of the Funds indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Notes to Financial Statements

Annual Report December 31, 2018

Note G — Line of Credit

The Trust entered into a committed facility with Bank of New York Mellon on May 1, 2017, renewed April 30, 2018, which allows the Funds managed by the Manager to borrow up to $50 million in total subject to minimum asset coverage requirements set out in the Credit Agreement. Each Fund may borrow money under this credit facility for the temporary funding of shareholder redemptions with respect to Class K and Institutional Class shares or for other temporary or emergency purposes.

Borrowings are charged an interest rate of 1.25% per annum plus the greater of the Federal Funds Effective Rate or the one-month LIBOR Rate. Pursuant to allocation procedures adopted by the Board, the Classes borrowing pursuant to the Credit Agreement shall bear any expenses associated with the credit facility or borrowings thereunder.

The Manager entered into an agreement with Bank of New York Mellon to act as primary payor of the commitment fee for the duration of the original Credit Agreement until April 30, 2018. Therefore, until this date, the Funds did not incur any costs in relation to the commitment fee. Effective April 30, 2018, the Manager entered into a further agreement with Bank of New York Mellon to act as payor of half of the commitment fee, the other half being paid by the Funds. As a result, each Fund pays part of the commitment fee equal to its pro rata share of the amount of the credit facility based on such Fund's average net asset value attributable to the share classes for which the facility is maintained.

On July 31, 2018 the U.S. Equity Growth Fund borrowed a maximum of $650,000 with an average loan balance of approximately $371,429 during the period. The Fund was drawn down on the credit facility for seven days during the year ended December 31, 2018 with an average interest rate of 3.39%.

On December 26, 2018 the International Concentrated Growth Fund borrowed a maximum of $6,150,000 with an average loan balance of approximately $2,216,667 during the period. The Fund was drawn down on the credit facility for six days during the year ended December 31, 2018 with an average interest rate of 3.76%. At December 31, 2018 the Fund had an outstanding loan balance of $250,000.

Note H — Principal Risks

Non-Diversification Risk

A non-diversified fund may hold a smaller number of portfolio securities, with larger positions in each security it holds, than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of the Fund's shares may be more volatile than the values of shares of more diversified funds. The International Concentrated Growth Fund, Long Term Global Growth Equity Fund, Positive Change Equity Fund, and U.S. Equity Growth Fund are all non-diversified Funds.

Currency and Currency Hedging Risk

A Fund that invests in non-U.S. securities could lose value if it invests in foreign currencies or securities denominated in foreign currencies which decline in value relative to the U.S. Dollar, or if it invests in products to reduce this exposure, and those products lose value. A Fund may realize a loss if it has exposure to a non-U.S. currency, and this non-U.S. currency declines in value, relative to the U.S. dollar. Similarly, a Fund may realize a loss if the Fund hedges exposure to a non-U.S. currency, and this non- U.S. currency increases in value, relative to the U.S. dollar. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Non-U.S. Investment Risk

Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

For further information on risk please refer to the Prospectus.

Note I — Change in Independent Registered Public Accounting Firm

BBD LLP ("BBD") served as the independent registered certified public accounting firm of each Fund through its resignation as of September 17, 2017 (the "Resignation Date"). Effective September 18, 2017, upon recommendation by the Audit Oversight Committee of the Board, the Board unanimously

Notes to Financial Statements

Annual Report December 31, 2018

appointed Cohen & Company, Ltd. ("Cohen") to replace BBD as the independent public accountant for the fiscal year ended December 31, 2017.

The reports of BBD on the Funds' financial statements for the two most recent fiscal years prior to the Resignation Date did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Funds' two most recent fiscal years prior to resignation and through the Resignation Date, there were (i) no disagreements between the Funds and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of BBD, would have caused BBD to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Funds requested and BBD furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter, dated February 26, 2018 was filed as Exhibit 77K to each Funds' Form N-SAR for the period ended December 31, 2017.

During the Funds' two most recent fiscal years prior to resignation and in the subsequent interim period through the Resignation Date, neither the Fund or anyone on its behalf have consulted with Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements, and neither a written report nor oral advice was provided to the Funds that Cohen concluded was an important factor considered by the Funds in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Note J — Legal Notice

MSCI

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Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

S&P (U.S. Equity Growth)

The S&P 500 and S&P Global Small Cap ("Index") is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates ("SPDJI"). Standard & Poor's® and S&P® are registered trademarks of Standard & Poor's Financial Services LLC, a division of S&P Global ("S&P"); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). Neither S&P Dow Jones Indices LLC, Dow Jones Trademark

Holdings LLC, their affiliates nor their third party licensors make any representation or warranty, express or implied, as to the ability of any index to accurately represent the asset class or market sector that it purports to represent and neither S&P Dow Jones Indices LLC, Dow Jones Trademark Holdings LLC, their affiliates nor their third party licensors shall have any liability for any errors, omissions, or interruptions of any index or the data included therein.

Note K — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2018 and the issuance of the Financial Statements.

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2018

To the Shareholders of EAFE Fund,
EAFE Choice Fund, EAFE Pure Fund, Emerging Markets Fund,
Global Alpha Equity Fund, Global Select Equity Fund,
International Concentrated Growth Fund, International Equity Fund,
International Smaller Companies Fund, Long Term Global Growth Equity Fund,
Positive Change Equity Fund, and U.S. Equity Growth Fund,
and the Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of EAFE Fund, EAFE Choice Fund, EAFE Pure Fund, Emerging Markets Fund, Global Alpha Equity Fund, Global Select Equity Fund, International Concentrated Growth Fund, International Equity Fund, International Smaller Companies Fund, Long Term Global Growth Equity Fund, Positive Change Equity Fund, and U.S. Equity Growth Fund (the "Funds"), each a series of Baillie Gifford Funds, as of December 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended, including the related notes for EAFE Fund, EAFE Choice Fund, EAFE Pure Fund, Emerging Markets Fund, Global Alpha Equity Fund, Global Select Equity Fund, International Concentrated Growth Fund, International Equity Fund, Long Term Global Growth Equity Fund, Positive Change Equity Fund, and U.S. Equity Growth Fund, and the related statements of operations and changes in net assets, including the related notes, and the financial highlights for the period December 19, 2018 (commencement of operations) through December 31, 2018 for International Smaller Companies Fund (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds, as of December 31, 2018, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

The Funds' financial highlights for the years or periods ended December 31, 2016, and prior were audited by other auditors, whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds' management. Our responsibility is to express an opinion on the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds' auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 26, 2019

Supplemental Information (unaudited)

Annual Report December 31, 2018

Federal Income Tax Information

Qualified dividend income was taxable to the Funds listed in the table below through December 31, 2018. The Funds intend to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
EAFE Fund	100.00%
EAFE Choice Fund	100.00%
EAFE Pure Fund	100.00%
Emerging Markets Fund	100.00%
Global Alpha Equity Fund	100.00%
Global Select Equity Fund	89.35%
International Concentrated Fund	0.00%
International Equity Fund	100.00%
International Smaller Companies Fund	0.00%
Long Term Global Growth Equity Fund	100.00%
Positive Change Equity Fund	0.00%
U.S. Equity Growth Fund	52.55%

For corporate shareholders, the percentage of ordinary income distributions for the year/period ended December 31, 2018 for the corporate dividends-received deduction for each Fund is:

Fund	Dividends-received Deductions
EAFE Fund	0.00%
EAFE Choice Fund	0.00%
EAFE Pure Fund	0.00%
Emerging Markets Fund	0.00%
Global Alpha Equity Fund	37.08%
Global Select Equity Fund	24.84%
International Concentrated Fund	0.00%
International Equity Fund	0.00%
International Smaller Companies Fund	0.00%
Long Term Global Growth Equity Fund	2.78%
Positive Change Equity Fund	0.00%
U.S. Equity Growth Fund	53.16%

In February 2019, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2018.

Supplemental Information (unaudited)

Annual Report December 31, 2018

Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2018, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
EAFE Fund	0.0243	0.2179
EAFE Choice Fund	0.0243	0.2320
EAFE Pure Fund	0.0205	0.2009
Emerging Markets Fund	0.0413	0.3761
Global Alpha Equity Fund	0.0166	0.1845
Global Select Equity Fund	—	—
International Concentrated Fund	—	—
International Equity Fund	0.0289	0.2912
International Smaller Companies Fund	—	—
Long Term Global Growth Equity Fund	—	—
Positive Change Equity Fund	—	—
U.S. Equity Growth Fund	—	—

Supplemental Information (unaudited)

Annual Report December 31, 2018

Management of The Trust

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2018.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund Complex overseen by Trustee(3)
Disinterested Trustees
Howard W. Chin 1952	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	15
Pamela M.J. Cox 1952	Trustee	Since 2017	Senior Associate (non-resident), CSIS (think tank). Formerly: Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	15
Bruce C. Long 1945	Trustee	Since 2009	Global Financial Consultant.	15
Robert E. Rigsby 1949	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	15
Interested Trustee
David Salter(4) 1975	Trustee, Chairman of the Board, and President	Since 2016 (Previously Vice President since 2014)	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chairman, Baillie Gifford Funds Services LLC (broker-dealer).	15

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than Officers who are also Trustees)
Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Gareth Griffiths 1973	Secretary Chief Legal Officer	Since 2015 Since 2017	Senior Legal Counsel for Baillie Gifford & Co. (investment adviser).
Graham Laybourn 1966	Vice President	Since 2018 (Previously CCO since 2005)	Partner, Baillie Gifford & Co. (investment adviser).

Supplemental Information (unaudited)

Annual Report December 31, 2018

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than Officers who are also Trustees)
Suzanne Quinn 1979	Chief Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co. (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Partner, Baillie Gifford & Co. (investment adviser); Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).

The address of each Trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(1)  There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chairman of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes the Asia ex Japan Fund, a series of the Trust which has not yet commenced operations.

(4)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Limited) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Funds' Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of the Funds' proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent

12-month period ended December 31 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Each of the Funds files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or, once the Funds begin filing on Form N-PORT in April 2019, as an exhibit to their Form N-PORT). The Funds' Form N-Q is available on the SEC's website at http://www.sec.gov. The Funds' holdings can also be found at Baillie Gifford Funds website: http://USmutualfund.bailliegifford.com.

BOARD CONSIDERATIONS REGARDING
NEW FUND'S CONTRACT APPROVAL (unaudited)

Annual Report December 31, 2018

On December 12-13, 2018, the Board of Trustees (the "Board") of the Baillie Gifford Funds (the "Trust"), including those trustees who are not "interested persons" as defined by the Investment Company Act of 1940, as amended (the "Independent Trustees"), approved the investment advisory agreement (the "Advisory Agreement") between the Trust, on behalf of The International Smaller Companies Fund (the "Fund"), and Baillie Gifford Overseas Limited (the "Manager"). As part of the review process, the Independent Trustees met independently of Trust management and of the interested trustee of the Board to consider the approval of the Advisory Agreement. During the review process, the Independent Trustees were represented by independent legal counsel and advised by their independent legal counsel of their fiduciary duties pertaining to approval of investment advisory agreements and the factors that they should consider in evaluating such agreements. The Independent Trustees reviewed materials received from the Manager and Broadridge (an independent provider of mutual fund data, "Broadridge"). The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement. The Independent Trustees then presented their findings to the Board.

The Board concluded that it was in the best interests of the Fund to approve the Advisory Agreement. In reaching this conclusion for the Fund, the Board did not identify any single factor as determinative in its analysis, but rather the Board considered a variety of factors, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.

The Board considered the nature, extent and quality of the services expected to be provided by the Manager to the Fund. The Board noted that, pursuant to the Fund's Advisory Agreement, the Manager will provide portfolio management services to the Fund and will receive a management fee and, pursuant to a separate Administration, Supervisory and Sub-Accounting Services Plan and Administration and Supervisory Agreement, the Manager will receive an administration and supervisory fee. The Board considered the background and qualifications of the investment, compliance and administrative personnel who would be involved in the management and oversight of the Fund and reviewed information regarding the Fund's management fee, administration and supervisory fee and estimated expense ratio compared to similar funds. The Board considered the proposed investment objective and investment philosophy and process for the Fund and noted that the Manager does not currently manage an international smaller companies strategy for other clients. The Board noted that the Manager provides advisory services to other funds in the Trust and that the Board had also reviewed extensive information during the annual contract renewal process regarding the Manager and the nature, extent and quality of services provided to other funds in the Trust. In evaluating the management fee to be paid by the Fund, and in particular when assessing comparative data, the Board considered not only the management fee, but also the combination of the Fund's management fee and administration and supervisory fee. The Board concluded that the nature, extent and quality of the services provided by the Manager to the Fund, pursuant to the Advisory Agreement, were expected to be satisfactory.

With respect to profitability, the Board considered that, because the Fund was not operational, the Manager did not provide estimated profitability. The Board considered other benefits to be derived by the Manager from its relationship to the Fund, including receipt of the administration and supervisory fee. The Board considered whether there were economies of scale with respect to management of the Fund and whether the Fund would benefit from any economies of scale. The Board considered that the Fund was not yet operational and had no assets and that given its investment strategy, was capacity constrained.

The Board reviewed the Fund's management fee (plus the administration and supervisory fee) and estimated total expense ratio and compared them to the average management fees and expense ratios of an expense peer group and expense universe of funds based on data provided by Broadridge. The comparable fund information showed that the Fund's management fee (plus the administration and supervisory fee) was below the average management fee of both the expense peer group and the expense universe. The Board considered that the Manager has contractually agreed to waive its fees and/or bear other expenses of Class K and Institutional Class shares of the Fund through April 30, 2020 and that the contractual agreement may only be terminated by the Board. The Board considered that the management fee was on the low end of the spectrum of the expense peer group. On the basis of the information provided, the Board concluded that the management fee was reasonable.

Based upon all the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund were reasonable and fair and that the approval of the Advisory Agreement was in the best interests of the Fund.

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Copyright © Baillie Gifford & Co 2015.

BAILLIE GIFFORD FUNDS

International Choice Fund

Annual Report

December 31, 2018

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of your Fund's annual and semi-annual shareholder reports will not be sent by mail unless you specifically request to receive paper copies. Instead, the reports will be made available on the Funds' website (https://www.bailliegifford.com/en/usa/professional-investor/literature/), and you will be notified by mail each time a shareholder report that includes your Fund is posted and provided with a website link to access the report.

If you have already elected to receive shareholders reports electronically, your election will not be affected and you need not take any further action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime in advance of January 1, 2021 by contacting your financial intermediary (such as broker-dealer or bank) or, if you are a direct investor, by calling 1-844-394-6127 or by sending an e-mail request to BGFundsReporting@bailliegifford.com.

If you currently receive reports in paper and wish to continue to do so after January 1, 2021, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-844-394-6127 or send an email request to BGFundsReporting@bailliegifford.com. Your election to receive reports in paper will apply to all funds held in your account (whether or not they are Baillie Gifford Funds) if you invest through your financial intermediary or all Funds held with the Baillie Gifford Funds complex if you invest directly with the Funds.

Index

Page Number
01	Management Discussion
03	Fund Expenses
International Choice Fund
05	Industry Diversification Table
06	Portfolio of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statements of Changes in Net Assets
Financial Highlights
15	Selected Data for Class 2
16	Selected Data for Class 3
17	Selected Data for Class 5
18	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
Supplemental Information
28	Federal Income Tax Information
29	Management of the Trust

Source: © David Robertson / Alamy Stock Photo

Management Discussion (unaudited)

Annual Report December 31, 2018

International Choice Fund

Market Conditions and Review of Performance during 2018

Overall, 2018 turned out to be a forgettable year for equity returns, both in the US and especially internationally. The Fund returned -16.63% for class 2 versus the MSCI ACWI ex-US benchmark return of -13.78%. Without being at all dismissive, we think it is important not to get too euphoric in the good short-term spells, or too despondent in the bad. What matters is how your underlying holdings perform over a multi-year period. The Fund's underlying holdings continue to perform well operationally, and we remain confident that these businesses will be able to continue to grow and thrive in the years ahead. Additionally, while recognizing market declines are uncomfortable, they also produce exciting new opportunities at more attractive valuations.

Stocks that detracted from relative performance included Asos and Zalando. UK-based online fashion retailer Asos has been a successful holding over many years, although it has been a bumpy road at times. The business has carved out a leading position in the global market for online fashion. As recently as October this year, management were reporting on another successful financial year and robust current trading. Unfortunately, the business encountered something of an air pocket in November; although still growing, demand appears to have slowed meaningfully. This coincided with some fierce discounting, both from offline and online retailers, around the time of Black Friday. By the Asos management team's own admission, this unhelpful change in the external environment seems to have been compounded by some relatively minor internal issues, such as some tactical errors. The outcome of this is that management have made a significant revision to their expectations for growth. Because this is a relatively low margin retail business, and because the company happens to be investing heavily in some new distribution capabilities around the world this year, this means that any shortfall of revenues has a high 'drop through' to profitability, and earnings expectations have therefore fallen sharply. We discussed this with management and have decided that we will continue to reflect on this further.

Perhaps not unrelated, Zalando was another key detractor. The Germany-based online fashion retailer, which overlaps with Asos in some key European markets, also suffered an unhelpful operational glitch in the second half of the year. It had warned back in September that unfavourable weather conditions had caused a slowing in its sales growth. However, despite reporting an encouraging resumption of growth since then, its share price has remained in a tailspin, engulfed in what feels like an atmosphere of retail apocalypse as the Asos news has reverberated across the sector. There are now heightened concerns that heavy discounting and competition will extend from the 'bricks and mortar' High Street into the online segment too. Again, we are contemplating our next steps here. We did not anticipate these recent headwinds, and will be reassessing the investment cases here, however we remain convinced that online fashion retailing offers a huge addressable market developing over the next decade and beyond, and that those companies with the necessary investment in logistics and delivery, leading the way with a compelling customer proposition, will emerge from any turbulence as the strong winners in this rapidly growing industry.

In terms of positive contributors, Japanese cosmetic company Shiseido continued to perform well in 2018. We bought this company several years ago on the basis that it was underperforming peers and had appointed its first external CEO, Mr Uotani, in the company's 100+ year history, to turn things around. Shiseido has delivered excellent share price growth over the past couple of years as it consolidated its core brands and opened sales counters across airports — a previously untapped market for the business. Mr Uotani has delivered on his vision, especially in Shiseido's home markets, and we continue to be excited about what he will do to improve the business opportunity in Europe and the US and what he might add to the realized turnaround in Japan and China.

Auto Trader, the leading online car sales portal in the UK, was also a top contributor to performance. The company saw a recovery in its share price over the year as the company made modest upgrades to its profit forecasts. The business appeared to defy pessimism around the domestic backdrop amid Brexit uncertainty, as well as fear over new competition, to deliver steady growth throughout the year despite car sales in the UK being relatively subdued.

Investment Strategies used to manage the Fund

Baillie Gifford is a growth manager with a bottom-up approach to stock picking. Bottom-up investing is an investment approach that focuses on the analysis of individual stocks and deemphasizes the significant of

01

Management Discussion (unaudited)

Annual Report December 31, 2018

economic cycles and market cycles. We aim to invest in companies that will generate sustainable earnings growth above the market over the long-term. In determining the potential of a company, we analyze industry background, competitive advantages, management capabilities, financial strength and valuation. From the outset, we also consider aspects which may derail the investment case and revisit the thesis for the Fund's holdings on a regular basis to ensure that our expectations are being met. The International Focus Portfolio Construction Group is responsible for the overall strategy and stock selection process. It meets regularly to discuss both buy and sell ideas and the level of conviction for existing holdings. Ongoing monitoring of the long-term prospects for the Fund's holdings enables appropriate changes to be made where applicable.

Trading over the period

Our new buy and complete sale decisions, which are a result of our bottom up stock research are listed below:

New Buys:

Bechtle, Homeserve, Keyence, Kingspan Group, Muruta, Nidec, Spotify Technology, United Spirits

Complete Sales:

Brambles, Café de Coral, Capita, Carlsberg, Delta Electronics, DIA, Japan Exchange Group, Magnit GDR, Mesoblast, Nestle, Rakuten, Samsung Electronics GDR, Suruga Bank

Fund Performance for the periods ended 12/31/18 (Average Annual Total Returns)

	One Year	% p.a. Five Year	Since Inception % p.a. (September 24, 2012)
International Choice Fund Class 2*	-16.63%	1.59%	4.64%
MSCI ACWI ex U.S. Index	-13.78%	1.14%	4.01%

*  The returns for Class 2 shares have been provided, performance for Class 2 shares prior to their date of inception (April 9, 2013) is derived from the historical performance of Class 1 shares, and has not been adjusted for the lower shareholder servicing fees applicable to Class 2 shares. One-year return figures for the other share classes that had shares outstanding as of December 31, 2018 are as follows: -16.57% for Class 3 and -18.61% for Class 5, return for Class 5 is from inception date of 01/10/2018. Additional year-over-year returns for each class are available in the Financial Highlights section.

Comparison of the change in value of $10,000 Investment in the Fund's Class 2 share and the index.

Past performance does not predict future performance. The graph and the table above do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or redemption of Fund shares.

02

Fund Expenses (unaudited)

Annual Report December 31, 2018

As a shareholder of the International Choice Fund ("the Fund") you incur ongoing costs, including management fees, shareholder service fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in the other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2018 to December 31, 2018.

Actual Expenses

The first line of each table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide the account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

03

Fund Expenses (unaudited)

Annual Report December 31, 2018

	Beginning Account Value 7/01/18	Ending Account Value 12/31/18	Annualized Expense Ratios Based on the Period 7/01/18 to 12/31/18	Expenses Paid(1) During Period
International Choice Fund — Class 2
Actual	$1,000	$837.60	0.65%	$3.01
Hypothetical (5% return before expenses)	$1,000	$1,021.93	0.65%	$3.31
International Choice Fund — Class 3
Actual	$1,000	$837.90	0.58%	$2.69
Hypothetical (5% return before expenses)	$1,000	$1,022.28	0.58%	$2.96
International Choice Fund — Class 5
Actual	$1,000	$838.20	0.50%	$2.32
Hypothetical (5% return before expenses)	$1,000	$1,022.68	0.50%	$2.55

(1)  Unless otherwise indicated, expenses are calculated using the Fund's annualized expense ratio, multiplied by the average account value for the period, multiplied by 184/365 (to reflect the six-month period).

Expenses are calculated using the annualized expense ratio for the Funds, which represents the ongoing expenses as a percentage of net assets for the year or period end December 31, 2018. Expenses are calculated by multiplying the annualized expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half-year; and then dividing that result by the number of days in the calendar year. Expense ratios for the most recent fiscal year may differ from expense ratios based on the one- year data in the financial highlights.

04

Industry Diversification Table*

Annual Report December 31, 2018

December 31, 2018
International Choice Fund

	Value	% of Total Net Assets
Apparel	$11,737,820	3.0%
Auto Manufacturers	5,053,339	1.3
Auto Parts & Equipment	3,541,415	0.9
Banks	18,835,119	4.8
Beverages	15,587,087	3.9
Building Materials	4,209,460	1.1
Chemicals	19,462,645	4.9
Commercial Services	5,295,150	1.3
Computers	3,135,896	0.8
Cosmetics / Personal Care	18,742,100	4.7
Diversified Financial Services	18,875,049	4.7
Electrical Components & Equipment	5,236,438	1.3
Electronics	20,689,159	5.3
Engineering & Construction	3,544,627	0.9
Food	4,311,088	1.1
Hand / Machine Tools	6,285,794	1.6
Healthcare-Products	13,374,648	3.4
Holding Companies-Diversified	7,265,018	1.8
Insurance	26,372,079	6.6
Internet	70,989,635	18.1
Investment Companies	5,944,746	1.5
Leisure Time	5,356,759	1.3
Machinery — Construction & Mining	10,525,162	2.6
Machinery-Diversified	16,531,629	4.1
Oil & Gas Services	3,323,775	0.9
Pharmaceuticals	4,294,734	1.1
Retail	32,965,500	8.5
Semiconductors	25,778,567	6.4
Telecommunications	4,431,254	1.1
Total Value of Investments	391,695,692	99.0
Other assets less liabilities	3,813,663	1.0
Net Assets	$395,509,355	100.0%

*  The table above is based on Bloomberg Industry Group classifications. This is a change to the previous period and as a result this table may not be comparable to previous financial statements. For compliance monitoring purposes, sub-industry classifications are used which results in less concentration across industry sectors.

05

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Choice Fund

	Shares	Value
COMMON STOCKS — 97.7%
AUSTRALIA — 4.6%
Cochlear Ltd.	74,509	$9,129,482
SEEK Ltd.	358,444	4,276,297
Treasury Wine Estates Ltd.	466,673	4,866,366
		18,272,145
BRAZIL — 1.1%
Raia Drogasil SA	297,800	4,386,514
CANADA — 2.3%
Fairfax Financial Holdings Ltd.	9,236	4,065,815
Shopify, Inc., Class A *	37,546	5,198,244
		9,264,059
CHINA — 6.8%
Alibaba Group Holding Ltd. ADR *	69,456	9,520,334
Baidu, Inc. ADR *	32,667	5,180,986
Ctrip.com International Ltd. ADR *	114,756	3,105,297
JD.com, Inc. ADR *	191,878	4,016,007
Tsingtao Brewery Co., Ltd., Class H	1,292,057	5,214,745
		27,037,369
DENMARK — 3.0%
Novo Nordisk A/S, B Shares	93,512	4,294,734
Novozymes A/S, B Shares	169,920	7,592,437
		11,887,171
FINLAND — 1.2%
Kone Oyj, B Shares	102,599	4,898,223
FRANCE — 1.3%
Legrand SA	92,627	5,236,438
GERMANY — 5.3%
adidas AG	36,022	7,528,211
Bechtle AG	40,258	3,135,896
Infineon Technologies AG	284,146	5,689,083
Zalando SE *	178,481	4,611,680
		20,964,870

The accompanying notes are an integral part of the financial statements.
06

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Choice Fund

	Shares	Value
HONG KONG — 3.9%
AIA Group Ltd.	998,200	$8,291,862
Jardine Matheson Holdings Ltd.	65,900	4,588,535
Jardine Strategic Holdings Ltd.	73,000	2,676,483
		15,556,880
INDIA — 5.9%
Asian Paints Ltd.	359,162	7,056,836
Housing Development Finance Corp., Ltd.	203,459	5,732,313
Mahindra & Mahindra Ltd. GDR	445,495	5,053,339
MakeMyTrip Ltd. *	82,232	2,000,705
United Spirits Ltd. *	398,147	3,622,612
		23,465,805
IRELAND — 1.1%
Kingspan Group PLC	98,197	4,209,460
JAPAN — 17.7%
Advantest Corp.	203,500	4,163,740
DENSO Corp.	80,000	3,541,415
Kakaku.com, Inc.	238,700	4,222,308
Kao Corp.	64,300	4,759,334
Keyence Corp.	8,100	4,094,112
MS&AD Insurance Group Holdings, Inc.	281,500	8,001,719
Murata Manufacturing Co., Ltd.	22,300	3,004,921
Nidec Corp.	31,300	3,541,500
Olympus Corp.	138,800	4,245,166
Pigeon Corp.	113,600	4,845,347
Shimano, Inc.	38,000	5,356,759
Shiseido Co., Ltd.	145,900	9,137,419
SMC Corp.	19,500	5,870,916
SoftBank Group Corp.	52,600	3,445,258
Sugi Holdings Co., Ltd.	47,400	1,873,404
		70,103,318
MALAYSIA — 1.3%
Public Bank Bhd	825,100	4,939,669
MEXICO — 0.7%
Wal-Mart de Mexico SAB de CV	1,031,500	2,623,398

The accompanying notes are an integral part of the financial statements.
07

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Choice Fund

	Shares	Value
NETHERLANDS — 1.4%
ASML Holding NV	36,056	$5,648,524
PHILIPPINES — 0.1%
Puregold Price Club, Inc. *	309,800	253,078
PORTUGAL — 1.1%
Jeronimo Martins SGPS SA	363,789	4,311,088
SINGAPORE — 2.0%
United Overseas Bank Ltd.	445,899	8,066,308
SOUTH AFRICA — 4.4%
Clicks Group Ltd.	478,540	6,361,912
Naspers Ltd., N Shares	54,422	10,896,179
		17,258,091
SOUTH KOREA — 2.1%
NAVER Corp.	20,035	2,195,754
Samsung Fire & Marine Insurance Co., Ltd.	25,005	6,012,683
		8,208,437
SPAIN — 1.8%
Industria de Diseno Textil SA	278,543	7,109,731
SWEDEN — 5.6%
Atlas Copco AB, A Shares	23,278	555,367
Atlas Copco AB, B Shares	252,105	5,524,070
Epiroc AB, A Shares *	23,278	221,249
Epiroc AB, B Shares *	473,258	4,224,476
Investor AB, B Shares	139,895	5,944,746
Svenska Handelsbanken AB, A Shares	523,936	5,829,142
		22,299,050
SWITZERLAND — 3.3%
Compagnie Financiere Richemont SA	89,099	5,745,783
Schindler Holding AG, Participating Certificates	31,658	6,285,794
u-blox Holding AG *	12,253	985,996
		13,017,573

The accompanying notes are an integral part of the financial statements.
08

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Choice Fund

	Shares	Value
TAIWAN — 3.3%
Hon Hai Precision Industry Co., Ltd. GDR Reg S	558,254	$2,602,022
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	278,440	10,277,220
		12,879,242
THAILAND — 0.5%
Thai Beverage PCL	4,201,300	1,883,364
UNITED KINGDOM — 13.2%
ASOS PLC *	63,920	1,855,643
Auto Trader Group PLC	1,150,082	6,674,378
Burberry Group PLC	191,703	4,209,609
Hargreaves Lansdown PLC	452,261	10,666,569
HomeServe PLC	320,900	3,544,627
Intertek Group PLC	86,518	5,295,150
John Wood Group PLC	516,599	3,323,775
Johnson Matthey PLC	134,807	4,813,372
Jupiter Fund Management PLC	658,365	2,476,167
Rightmove PLC	1,371,662	7,559,360
Weir Group PLC (The)	100,752	1,668,378
		52,087,028
UNITED STATES — 2.7%
Mettler-Toledo International, Inc. *	11,232	6,352,595
Spotify Technology SA *	37,781	4,288,143
		10,640,738
Total Common Stocks
(cost $344,525,532)		386,507,571
PREFERRED STOCKS — 1.3%
GERMANY — 1.3%
Sartorius AG 0.45% (cost $5,106,173)	41,686	5,188,121
TOTAL INVESTMENTS — 99.0%
(cost $349,631,705)		$391,695,692
Other assets less liabilities — 1.0%		3,813,663
NET ASSETS — 100.0%		$395,509,355

The accompanying notes are an integral part of the financial statements.
09

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Choice Fund

*  Non-income producing security.

‡  During the period the country classifications were updated to be sourced from Bloomberg and based upon Country of Risk. This has resulted in a change to some country classifications and thus this table may not be comparable to previous financial statements.

ADR  —  American Depositary Receipt.

GDR  —  Global Depositary Receipt.

Reg S  —  Regulation S ("Reg S") under the Securities Act of 1933, as amended ("1933 Act") is a safe harbor that defines when an offering of securities will be deemed to come to rest abroad and therefore is not subject to the registration obligations imposed under Section 5 of the 1933 Act. The regulation includes two safe harbor provisions: an issuer safe harbor and a resale safe harbor. In each case, the regulation demands that offers and sales of the securities be made outside the United States and that no offering participant (which includes the issuer, the banks assisting with the offer and their respective affiliates) engage in "directed" selling efforts. In the case of issuers for whose securities there is substantial U.S. market interest, the regulation also requires that no offers and sales be made to U.S. persons (including U.S. persons physically located outside the United States). At December 31, 2018, the net value of these securities was $2,602,022 representing 0.7% of net assets.

Fair Value Measurement

The following is a summary of the inputs used as of December 31, 2018 in valuing the Fund's investments carried at fair value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$18,272,145	$—	$18,272,145
Brazil	—	4,386,514	—	4,386,514
Canada	9,264,059	—	—	9,264,059
China	21,822,624	5,214,745	—	27,037,369
Denmark	—	11,887,171	—	11,887,171
Finland	—	4,898,223	—	4,898,223
France	—	5,236,438	—	5,236,438
Germany	—	20,964,870	—	20,964,870
Hong Kong	—	15,556,880	—	15,556,880
India	2,000,705	21,465,100	—	23,465,805
Ireland	—	4,209,460	—	4,209,460
Japan	—	70,103,318	—	70,103,318
Malaysia	—	4,939,669	—	4,939,669
Mexico	2,623,398	—	—	2,623,398
Netherlands	—	5,648,524	—	5,648,524
Philippines	—	253,078	—	253,078
Portugal	—	4,311,088	—	4,311,088
Singapore	—	8,066,308	—	8,066,308
South Africa	—	17,258,091	—	17,258,091
South Korea	—	8,208,437	—	8,208,437
Spain	—	7,109,731	—	7,109,731
Sweden	—	22,299,050	—	22,299,050
Switzerland	—	13,017,573	—	13,017,573
Taiwan	12,879,242	—	—	12,879,242
Thailand	—	1,883,364	—	1,883,364

The accompanying notes are an integral part of the financial statements.
10

Portfolio of Investments‡

Annual Report December 31, 2018

December 31, 2018
International Choice Fund

Investments in Securities	Level 1	Level 2	Level 3	Total
United Kingdom	$—	$52,087,028	$—	$52,087,028
United States	10,640,738	—	—	10,640,738
Total Common Stocks	59,230,766	327,276,805	—	386,507,571
Preferred Stocks
Germany	—	5,188,121	—	5,188,121
Total	$59,230,766	$332,464,926	$—	$391,695,692

The accompanying notes are an integral part of the financial statements.
11

Statement of Assets and Liabilities

Annual Report December 31, 2018

December 31, 2018
International Choice Fund

ASSETS
Investments, at value (cost $349,631,705)	$391,695,692
Cash	3,378,466
Dividends receivable	382,612
Receivable for investments sold	139,985
Tax reclaims receivable	827,959
Total Assets	396,424,714
LIABILITIES
Advisory fee payable	374,864
Payable for deferred Indian capital gains tax (Note A)	199,199
Servicing fee payable	146,653
Trustee fee payable	4,544
Accrued expenses	190,099
Total Liabilities	915,359
NET ASSETS	$395,509,355
COMPOSITION OF NET ASSETS
Paid-in capital	$369,135,848
Total distributable earnings (a)	26,373,507
$395,509,355
NET ASSET VALUE, PER SHARE
Class 2 ($242,316,803 / 19,770,161 shares outstanding), unlimited authorized, no par value	$12.26
Class 3 ($119,176,174 / 9,620,871 shares outstanding), unlimited authorized, no par value	$12.39
Class 5 ($34,016,378 / 2,690,460 shares outstanding), unlimited authorized, no par value	$12.64

(a)  Effective December 31, 2018, the Fund has adopted disclosure requirements conforming to SEC Rule 6-04.17. (See Note A).

The accompanying notes are an integral part of the financial statements.
12

Statement of Operations

Annual Report December 31, 2018

For the Year Ended December 31, 2018
International Choice Fund

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $965,596)	$8,091,322
Total Investment Income	8,091,322
EXPENSES
Advisory fee (Note B)	1,702,286
Shareholder Servicing fees — Class 2 Shares (Note B)	522,961
Shareholder Servicing fees — Class 3 Shares (Note B)	139,155
Shareholder Servicing fees — Class 4 Shares (Note B)	798
Shareholder Servicing fees — Class 5 Shares (Note B)	7,690
Fund accounting	257,245
Legal	108,841
Custody	101,087
Transfer agency	53,046
Professional fees	34,578
Trustees' fees	19,271
Insurance	4,657
Miscellaneous	9,791
Total Expenses	2,961,406
Net Investment Income	5,129,916
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
Net realized loss from:
Investments	(7,058,292)
Foreign currency transactions	(151,957)
(7,210,249)
Net change in unrealized depreciation on:
Investments (net of deferred Indian capital gains tax expense of $122,828) (Note A)	(79,503,992)
Translation of assets and liabilities denominated in foreign currencies	(13,384)
(79,517,376)
Net realized and unrealized loss on investments and foreign currency transactions	(86,727,625)
NET DECREASE IN NET ASSETS FROM OPERATIONS	$(81,597,709)

The accompanying notes are an integral part of the financial statements.
13

Statements of Changes in Net Assets

Annual Report December 31, 2018

International Choice Fund

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income	$5,129,916	$4,721,219
Net realized gain (loss) from investments and foreign currency transactions	(7,210,249)	9,757,850
Net change in unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	(79,517,376)	101,683,420
Net increase (decrease) in net assets from operations	(81,597,709)	116,162,489
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributions to Shareholders
Class 2	(2,458,286)	(4,034,314)
Class 3	(1,310,386)	(1,833,941)
Class 4	—	(534,209)
Class 5	(397,396)	—
Total distributions to shareholders	(4,166,068)	(6,402,464	)**
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Net proceeds from shares subscribed:
Class 2	—	33,249,954	*
Class 4	—	34,081,343
Class 5	41,793,273 *	—
Purchase fees:
Class 1	—	3,420
Class 2	—	46,266
Class 3	—	22,875
Dividends reinvested:
Class 2	2,458,286	4,034,314
Class 3	1,310,386	1,833,960
Class 4	—	534,209
Class 5	397,396	—
Cost of shares redeemed:
Class 1	—	(17,850,819	)*
Class 2	(31,246,783)	(1,500,000)
Class 4	(41,793,273)*	—
Increase (Decrease) in Net Assets from Transactions in Shares of Beneficial Interest	(27,080,715)	54,455,522
Total Increase (Decrease) in Net Assets	(112,844,492)	164,215,547
NET ASSETS
Beginning of year	508,353,847	344,138,300
End of year	$395,509,355	$508,353,847	**

*  For Class shareholders converted during the periods ended 2018 and 2017 respectively. (See Note D).

**  For the prior year ended December 31, 2017, the Fund had Total Distributions consisting of Net Investment Income of $6,402,464 and Net Assets included accumulated net investment loss of $2,544,396. (See Note A).

The Fund has adopted recent amendments to Regulation S-X as disclosed in Note A.

The accompanying notes are an integral part of the financial statements.
14

Financial Highlights

Annual Report December 31, 2018

International Choice Fund
Selected data for a Class 2 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$14.85	$11.44	$11.53	$11.51	$12.20
From Investment Operations
Net investment income(a)	0.15	0.14	0.17	0.16	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.61)	3.46	(0.11)	0.03	(0.58)
Net increase (decrease) in net asset value from investment operations	(2.46)	3.60	0.06	0.19	(0.41)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.13)	(0.19)	(0.15)	(0.17)	(0.17)
Distributions from net realized gain on investments	—	—	—	—	(0.12)
Total Dividends and Distributions	(0.13)	(0.19)	(0.15)	(0.17)	(0.29)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net asset value, end of year	$12.26	$14.85	$11.44	$11.53	$11.51
Total Return
Total return based on net asset value(c)	(16.63)%	31.45%	0.54%	1.56%	(3.29)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$242,317	$324,764	$219,300	$217,720	$245,206
Ratio of net expenses to average net assets	0.64%	0.65%	0.65%	0.63%	0.63%
Ratio of net investment income to average net assets	1.02%	1.03%	1.48%	1.38%	1.35%
Portfolio turnover rate(d)	15%	12%	14%	15%	9%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
15

Financial Highlights

Annual Report December 31, 2018

International Choice Fund
Selected data for a Class 3 Share outstanding throughout each year:

	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015	For the Year Ended December 31, 2014
Net asset value, beginning of year	$15.01	$11.56	$11.65	$11.63	$12.33
From Investment Operations
Net investment income(a)	0.16	0.15	0.18	0.18	0.17
Net realized and unrealized gain (loss) on investments and foreign currency transactions	(2.64)	3.50	(0.12)	0.02	(0.58)
Net increase (decrease) in net asset value from investment operations	(2.48)	3.65	0.06	0.20	(0.41)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.14)	(0.20)	(0.15)	(0.18)	(0.18)
Distributions from net realized gain on investments	—	—	—	—	(0.12)
Total Dividends and Distributions	(0.14)	(0.20)	(0.15)	(0.18)	(0.30)
Proceeds from Purchase Fees and Redemption Fees(a)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.01
Net asset value, end of year	$12.39	$15.01	$11.56	$11.65	$11.63
Total Return
Total return based on net asset value(c)	(16.57)%	31.54%	0.61%	1.63%	(3.26)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted)	$119,176	$142,844	$108,594	$107,936	$106,203
Ratio of net expenses to average net assets	0.57%	0.58%	0.58%	0.56%	0.56%
Ratio of net investment income to average net assets	1.09%	1.13%	1.55%	1.45%	1.38%
Portfolio turnover rate(d)	15%	12%	14%	15%	9%

(a)  Calculated based upon average shares outstanding during the year.

(b)  Amount is less than $0.005 per share.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
16

Financial Highlights

Annual Report December 31, 2018

International Choice Fund
Selected data for a Class 5 Share outstanding throughout the period:

For the Period January 10, 2018(a) through December 31, 2018
Net asset value, beginning of period	$15.72
From Investment Operations
Net investment income(b)	0.18
Net realized and unrealized loss on investments and foreign currency transactions	(3.11)
Net decrease in net asset value from investment operations	(2.93)
Dividends and Distributions to Shareholders
Dividends from net investment income	(0.15)
Net asset value, end of period	$12.64
Total Return
Total return based on net asset value(c)	(18.61)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)	$34,016
Ratio of net expenses to average net assets	0.49%*
Ratio of net investment income to average net assets	1.21%*
Portfolio turnover rate(d)	15%

*  Annualized.

(a)  Commencement of investment operations.

(b)  Calculated based upon average shares outstanding during the period.

(c)  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return is not annualized for periods less than one year.

(d)  Portfolio turnover rate calculated at Fund level.

The accompanying notes are an integral part of the financial statements.
17

Notes to Financial Statements

Annual Report December 31, 2018

Note A — Organization and Accounting Policies

The International Choice Fund, (the "Fund"), is a series of Baillie Gifford Funds (the "Trust"). The investment objective of the Fund is to achieve capital appreciation. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is organized as a Massachusetts business trust under the laws of Massachusetts pursuant to the Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time.

The following table is a summary of classes of the Fund with shares outstanding as of December 31, 2018:

International Choice Fund
Class 2	X
Class 3	X
Class 5	X

The Fund is an investment company that applies the accounting and reporting guidance issued in Topic 946 by the U.S. Financial Accounting Standards Board. The financial statements of the Fund have been prepared in conformity with accounting principles generally accepted in the United States of America ("GAAP"). Management is required to make certain estimates and assumptions that affect the reported amounts of assets and liabilities for the Fund and disclosure of contingent assets and liabilities for the Fund at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations for the Fund during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

New Accounting Pronouncement

To improve the effectiveness of fair value disclosure requirements, the Financial Accounting Standards Board recently issued Accounting Standard Update (ASU) 2018-13, Fair Value Measurement Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurement (ASU 2018-13), which adds, removes, and modifies certain aspects relating to fair value disclosure. ASU 2018-13 is effective for interim and annual reporting periods beginning after December 15, 2019.

Effective December 31, 2018, management has evaluated the impact of applying this provision and have determined to early adopt the provisions of this ASU, which does not have a significant impact on the financial statements.

Adoption of Recent Amendments to Regulation S-X

The SEC recently adopted changes to Regulation S-X to simplify the reporting of information by registered investment companies in financial statements. The amendments require presentation of the total, rather than the components, of distributable earnings on the Statement of Assets and Liabilities and also require presentation of the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, on the Statements of Changes in Net Assets. The amendments also removed the requirement for parenthetical disclosure of undistributed net investment income on the Statements of Changes in Net Assets. These Regulation S-X amendments are reflected in the Fund's financial statements as of December 31, 2018. As a result of adopting these amendments, the distributions to shareholders in the December 31, 2017 Statements of Changes in Net Assets presented herein have been reclassified to conform to the current year presentation.

Valuation of Investments

Equity securities listed on an established securities exchange are normally valued at their last sale price on the exchange where primarily traded. Equity securities listed on the NASDAQ National Market System are valued at the NASDAQ Official Closing Price. Equity Securities listed on an established securities exchange for which there is no reported sale during the day, and in the case of over-the-counter securities not so listed, are valued at the mean between the last available bid and asked prices. Other securities for which current market quotations are not readily available (or for which quotations are not believed to be reliable due to market changes that occur after the most recent available quotations are obtained, or for any other reason), and all other assets, are taken at fair value as determined in good faith by Baillie Gifford Overseas Limited (the

18

Notes to Financial Statements

Annual Report December 31, 2018

"Manager"), pursuant to procedures approved by the trustees of the Trust (the "Trustees"). The actual calculations may be made by persons acting pursuant to the direction of the Trustees or by pricing services.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to close of regular trading on the New York Stock Exchange and such events may not be reflected in the computation of the Fund's net asset value. Occasionally, events affecting the value of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the New York Stock Exchange, and such events may not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Manager, pursuant to procedures approved by the Board. The Fund utilizes a third party pricing service which for all equity securities, except those traded on a Canadian, Latin American or U.S. exchange, subject to certain minimum confidence levels, applies a fair value adjustment that seeks to reflect changes in such securities' market prices since the close of the market on which they are traded. To the extent that securities are valued using this service, they will be classified as Level 2 securities in the fair value measurement framework described below.

The Fund invests in obligations of foreign entities and securities denominated in foreign currencies. Such investments involve risk not typically involved with domestic investments. Such risks include fluctuations in foreign exchange rates, inability to convert proceeds into U.S. dollars, application of foreign tax laws, foreign investment restrictions, less publicly available information about foreign financial instruments, less liquidity resulting from substantially less trading volume, more volatile prices, and generally less government supervision of foreign securities markets and issuers.

Fair Value Measurement

GAAP provides guidance on fair value measurements and defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. It establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund's investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below:

Level 1 —  unadjusted quoted prices in active markets for identical investments

Level 2 —  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

Level 3 —  significant unobservable inputs (including the Trust's own assumptions in determining the fair value of investments)

For Level 1 inputs, the Fund uses unadjusted quoted prices in active markets for assets or liabilities with sufficient frequency and volume to provide pricing information as the most reliable evidence of fair value.

The Fund's Level 2 valuation techniques include inputs other than quoted prices within Level 1 that are observable for an asset or liability, either directly or indirectly. This includes when a fair value adjustment is applied which seeks to reflect changes in foreign securities' market prices since the close of the market on which they are traded. Level 2 observable inputs may include quoted prices for similar assets and liabilities in active markets or quoted prices for identical or similar assets or liabilities in markets that are not active in which there are few transactions, the prices are not current, or price quotations vary substantially over time or among market participants. Inputs that are observable for the asset or liability in Level 2 include such factors as interest rates, yield curves, prepayment speeds, credit risk, and default rates for similar liabilities.

For Level 3 valuation techniques, the Fund uses unobservable inputs that reflect assumptions market participants would be expected to use in pricing the asset or liability. Unobservable inputs are used to measure fair value to the extent that observable inputs are not available and are developed based on the best information available under the circumstances. In developing unobservable inputs, market participant assumptions are used if they are reasonably available without undue cost and effort.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value the Fund's investments at December 31, 2018 is disclosed at the end of the Fund's Portfolio of Investments.

19

Notes to Financial Statements

Annual Report December 31, 2018

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the applicable rate of exchange to determine the value of investments, assets and liabilities. For the Fund, purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Securities Transactions and Investment Income

The Fund's securities transactions are recorded on the trade date. Realized gains or losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date.

Investment income, expenses (other than those specific to a particular class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of shares based upon their relative net asset value on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

Federal Taxes

The Fund intends to continue to qualify to be taxed as a "regulated investment company" under the provisions of the U.S. Internal Revenue Code of 1986, as amended (the "Code"), and as such will not be subject to U.S. federal income tax on income (including any net realized capital gains) which is distributed in accordance with the provisions of the Code to the Fund's shareholders. Therefore, no U.S. federal income tax provision is required.

Investment income received from investments in foreign jurisdiction may be subject to foreign withholding tax. Whenever possible, the Fund will attempt to operate so as to qualify for reduced tax rates or tax exemptions in those countries with which the United States has a tax treaty. Foreign taxes, if any, net of any reclaims, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

In addition to the requirements of the Code, the Fund may also be subject to capital gains tax in India and potentially other foreign jurisdictions, on gains realized upon the sale of securities, payable upon repatriation of sales proceeds. Any realized losses in excess of gains may be carried forward to offset future gains. Funds with exposure to Indian securities and potentially other foreign jurisdictions accrue a deferred liability for unrealized gains in excess of available loss carryforwards based on existing tax rates and holding periods of the securities. As of December 31, 2018, the Fund recorded a deferred liability for potential future Indian capital gains taxes of $199,199. Effective April 1, 2018, long term gains on listed Indian equities are subject to capital gains tax. Prior to April 1, 2018, only short term gains (gains on investments held for less than one year) were subject to this tax. As a result of this, the deferred liability accrued at December 31, 2018 includes a liability for tax payable on both short and long term gains, as opposed to only short term gains at December 31, 2017.

The Fund is subject to tax accounting standards that provide guidance for how certain and uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. These standards require the evaluation of tax positions taken, or expected to be taken, in the course of preparing the Fund's tax returns to determine whether the tax positions are "more- likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the "more-likely-than-not" threshold would be recorded as a reduction in a tax benefit or expense in the current year. Management has evaluated the application of these standards and has determined no liabilities for income tax related expenses are required in the financial statements of the Fund. For the Fund, the tax periods 2016 through present remain subject to examination.

At December 31, 2018 for federal income tax purposes, the Fund had capital loss carryforwards

20

Notes to Financial Statements

Annual Report December 31, 2018

available to offset future capital gains through the years indicated. To the extent that these loss carryforwards are utilized, capital gains so offset will not be distributed to shareholders.

Fund	Short Term Capital Loss No Expiration	Long Term Capital Loss No Expiration	Capital Loss Available Total
International Choice Fund	$(274,454)	$(12,569,848)	$(12,844,302)

During the year ended December 31, 2018, the Funds did not utilize any capital loss carryforwards.

Realized capital losses, currency losses and passive foreign investment company ("PFIC") losses incurred after October 31 ("post-October losses/Late-Year

Specified") within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. During the year ended December 31, 2018, the Fund incurred and will elect to defer net post-October or late-year losses as indicated.

At December 31, 2018, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Net Ordinary Income	Long Term Capital Gains	Capital Loss Carryforwards	Post October Capital/ Late Year Ordinary Losses	Net Unrealized Appreciation/ Depreciation on Investments and Foreign Currencies	Total Distributable Earnings/ Accumulated Deficit
International Choice Fund	$—	$—	$(12,844,302)	$(1,031,661)	$40,249,470	$26,373,507

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the differing book/tax treatment of realized losses on wash sales and mark to market income on securities categorized as PFICs.

For the year ended December 31, 2018, the following reclassifications have been made on the Statement of Assets and Liabilities as a result of certain differences in the computation of net investment income and net realized capital gains under U.S. federal income tax rules and regulations versus GAAP.

Fund	Total Distributable Earnings	Paid-in Capital
International Choice Fund	$282	$(282)

Dividends and Distributions to Shareholders

The Fund intends to distribute each year, as dividends, substantially all net investment income and net capital gains realized. All such dividends or distributions are credited in the form of additional shares of the Fund at net asset value on the ex-dividend date unless the shareholder elects to receive dividends and distributions in cash. Currently, the Fund's policy is to distribute net investment income and net capital gains on an annual basis. Such distributions are determined in conformity with U.S. federal income tax regulations, which may differ from GAAP.

21

Notes to Financial Statements

Annual Report December 31, 2018

For the years ended December 31, 2018 and December 31, 2017, the tax character of the dividends paid were:

Fund	Ordinary Income 2018	Long Term Capital Gains 2018	Return of Capital 2018	Ordinary Income 2017	Long Term Capital Gains 2017	Return of Capital 2017
International Choice Fund	$4,166,068	$—	$—	$6,402,464	$—	$—

For tax purposes, short-term capital gain distributions, if any, are considered ordinary income distributions.

The Fund's cost of investments and gross unrealized appreciation (depreciation) at December 31, 2018 for U.S. federal income tax purposes were as follows:

Fund	Cost of Investments	Gross Appreciation	Gross Depreciation	Net Appreciation
International Choice Fund	$351,253,528	$94,796,086	$(54,353,922)	$40,442,164

Note B — Investment Management and Other Services

The Fund is advised and managed by the Manager. The Manager, an investment adviser registered with the

Securities and Exchange Commission (the "SEC"), is a wholly owned subsidiary of Baillie Gifford & Co.

Under an investment advisory agreement between the Manager and the Trust on behalf of the Fund (the "Advisory Agreement"), the Fund pays the Manager an investment advisory fee, in arrears.

The advisory fee paid by the Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of the Fund's average daily net assets.

Fund	Average Daily Net Assets of the Fund (millions)	Annual Rate at Each Asset Level
International Choice Fund	$0 - $2,000 > $2,000 - $5,000 Above $5,000	0.35% 0.31% 0.29%

Baillie Gifford Funds Services LLC ("BGFS"), a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Fund.

The Fund has adopted a Shareholder Servicing Plan providing that the Fund may pay the Manager, or any other entity that acts from time to time as the shareholder servicing agent with respect to a class of Fund shares, for services rendered and expenses borne in connection with the provision of services provided to Fund investors and/or the maintenance of shareholder accounts. For these services, the Fund pays the Manager a fee at the annualized rate of the Fund's average daily net assets attributed to each class of shares as follows:

International Choice Fund
Class 2	0.17%
Class 3	0.10%
Class 5	0.02%

22

Notes to Financial Statements

Annual Report December 31, 2018

The Bank of New York Mellon serves as the Fund's administrator and custodian. BNY Mellon Investment Servicing (U.S.) Inc. serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Note C — Investment Transactions

Purchases and proceeds from sales of securities (excluding short-term securities) for the year ended December 31, 2018 were as follows:

Fund	Purchases	Sales
International Choice Fund	$70,730,507	$95,214,374

Note D — Transactions in Shares of Beneficial Interest

	Class 2 Shares For the Year Ended December 31, 2018		Class 3 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	—	$—
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	202,185	2,458,286	106,639	1,310,386
Shares redeemed	(2,297,265)	(31,246,783)	—	—
Net increase (decrease)	(2,095,080)	$(28,788,497)	106,639	$1,310,386
	Class 4 Shares For the Year Ended December 31, 2018		Class 5 Shares For the Year Ended December 31, 2018
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,658,774 **	$41,793,273 **
Purchase fees	—	—	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	—	—	31,685	397,396
Shares redeemed	(2,686,099)*	(41,793,273)*	—	—
Net increase (decrease)	(2,686,099)	$(41,793,273)	2,690,459	$42,190,669

*  2,686,098 shares and $41,793,273 converted from Class 4 into Class 5

**  2,658,774 shares and $41,793,273 converted into Class 5 from Class 4

23

Notes to Financial Statements

Annual Report December 31, 2018

	Class 1 Shares For the Year Ended December 31, 2017				Class 2 Shares For the Year Ended December 31, 2017
	Shares		Amount		Shares		Amount
Shares sold	—		$—		2,534,688	**	$33,249,954	**
Purchase fees	—		3,420		—		46,266
Redemption fees	—		—		—		—
Shares issued in reinvestment of dividends and distributions	—		—		272,087		4,034,314
Shares redeemed	(1,434,417	)*	(17,850,819	)*	(107,813)		(1,500,000)
Net increase (decrease)	(1,434,417)		$(17,847,399)		2,698,962		$35,830,534

*  1,434,417 shares and $17,850,819 converted from Class 1 into Class 2.

**  1,419,374 shares and $17,850,819 converted into Class 2 from Class 1.

	Class 3 Shares For the Year Ended December 31, 2017		Class 4 Shares For the Year Ended December 31, 2017
	Shares	Amount	Shares	Amount
Shares sold	—	$—	2,650,821	$34,081,343
Purchase fees	—	22,875	—	—
Redemption fees	—	—	—	—
Shares issued in reinvestment of dividends and distributions	122,364	1,833,960	35,278	534,209
Shares redeemed	—	—	—	—
Net increase	122,364	$1,856,835	2,686,099	$34,615,552

Note E — Beneficial Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of the Fund creates a presumption of control under Section 2(a)(9) of the 1940 Act. As of December 31, 2018, the following shareholders beneficially owned 25% or more of the Fund's voting securities:

Fund	Investor	Percentage
International Choice Fund	The Municipal Fire & Police Retirement System of Iowa	30.13%

Purchase and redemption activity of these accounts may have a significant effect on the operation of the Fund.
Note F — Commitments and Contingencies

The Fund indemnifies the Trust's officers and Trustees for certain liabilities that might arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications.

The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

24

Notes to Financial Statements

Annual Report December 31, 2018

Note G — Principal Risks

Currency and Currency Hedging Risk

The Fund could lose value if it invests in foreign currencies or securities denominated in foreign currencies which decline in value relative to the U.S. Dollar, or if it invests in products to reduce this exposure, and those products lose value. The Fund may realize a loss if it has exposure to a non-U.S. currency, and this non- U.S. currency declines in value, relative to the U.S. dollar. Similarly, the Fund may realize a loss if the Fund hedges exposure to a non-U.S. currency, and this non- U.S. currency increases in value, relative to the U.S. dollar. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Non-U.S. Investment Risk

Non-U.S. securities are subject to additional risks, including less liquidity, increased volatility, less transparency, withholding or other taxes, increased vulnerability to adverse changes in local and global economic conditions, less regulation, and possible fluctuation in value due to adverse political conditions. Foreign portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the U.S.

For further information on risk please refer to the Prospectus for Private Placement.

Note H — Change in Independent Registered Public Accounting Firm

BBD LLP ("BBD") served as the independent registered certified public accounting firm of the Fund through its resignation as of September 17, 2017 (the "Resignation Date"). Effective September 18, 2017, upon recommendation by the Audit Oversight Committee of the Board, the Board unanimously appointed Cohen & Company, Ltd. ("Cohen") to replace BBD as the independent public accountant for the fiscal year ended December 31, 2017.

The reports of BBD on the Fund's financial statements for the two most recent fiscal years prior to the Resignation Date did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Fund's two most recent fiscal years prior to resignation and through the Resignation Date, there were (i) no disagreements between the Fund and BBD on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of BBD, would have caused BBD to make reference thereto in their reports on the consolidated financial statements for such years, and (ii) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Fund requested and BBD furnished a letter addressed to the Securities and Exchange Commission stating whether or not it agreed with the above statements. A copy of such letter, dated February 26, 2018 was filed as Exhibit 77K to the Fund's Form N-SAR for the period ended December 31, 2017.

During the Fund's two most recent fiscal years prior to resignation and in the subsequent interim period through the Resignation Date, neither the Fund or anyone on its behalf have consulted with Cohen regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Fund's financial statements, and neither a written report nor oral advice was provided to the Fund that Cohen concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Note I — Legal Notice

MSCI

The MSCI information may only be used for your internal use, may not be reproduced or re-disseminated in any form and may not be used as a basis for or a component of any financial instruments or products or indices. None of the MSCI information is intended to constitute investment advice or a recommendation to make (or refrain from making) any kind of investment decision and may not be relied on as such. Historical data and analysis should not be taken as an indication or

25

Notes to Financial Statements

Annual Report December 31, 2018

guarantee of any future performance analysis, forecast or prediction. The MSCI information is provided on an "as is" basis and the user of this information assumes the entire risk of any use made of this information. MSCI, each of its affiliates and each other person involved in or related to compiling, computing or creating any MSCI information (collectively, the "MSCI Parties") expressly disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to this information.

Without limiting any of the foregoing, in no event shall any MSCI Party have any liability for any direct, indirect, special, incidental, punitive, consequential (including, without limitation, lost profits) or any other damages. (www.msci.com)

Note J — Subsequent Events

Events or transactions that occur after the financial statement date but before the financial statements are issued are categorized as recognized or non-recognized for financial statement purposes.

There were no subsequent events identified between December 31, 2018 and the issuance of the Financial Statements.

26

Report of Independent Registered Public Accounting Firm

Annual Report December 31, 2018

To the Shareholders of International Choice Fund and
Board of Trustees of Baillie Gifford Funds

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of International Choice Fund (the "Fund"), a series of Baillie Gifford Funds, as of December 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets, including the related notes, and the financial highlights for each of the two years in the period then ended (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2018, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

The Fund's financial highlights for the years ended December 31, 2016 and prior, were audited by other auditors whose report dated February 28, 2017, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund's auditor since 2017.

COHEN & COMPANY, LTD.

Cleveland, Ohio
February 26, 2019

27

Supplemental Information (unaudited)

Annual Report December 31, 2018

Federal Income Tax Information

Qualified dividend income was taxable to the Fund through December 31, 2018. The Fund intends to designate the maximum amount of dividends that qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	Qualified Dividend Income
International Choice Fund	100.00%

For corporate shareholders, the percentage of ordinary income distributions for the year ended December 31, 2018 for the corporate dividends-received deduction is:

Fund	Dividends-received Deductions
International Choice Fund	0.00%

In February 2019, certain U.S. shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the U.S. federal tax status of the distributions received in the calendar year 2018.

Foreign Taxes Paid — The Fund elects under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amounts of foreign taxes passed through to shareholders on a per share basis for the year ended December 31, 2018, are as follows:

Fund	Foreign Taxes Per Share	Foreign Income Per Share
International Choice Fund	0.0295	0.2833

28

Supplemental Information (unaudited)

Annual Report December 31, 2018

Management of the Trust

The following tables set forth the Trustees and Officers of the Trust, their principal occupations during the past five years, and certain other information as of December 31, 2018.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation and Other Directorships Held During Past 5 Years(2)	Number of Funds in Fund complex overseen by Trustee(3)
Disinterested Trustees
Howard W. Chin 1952	Trustee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	15
Pamela M.J. Cox 1952	Trustee	Since 2017	Senior Associate (non-resident), CSIS (think tank). Formerly: Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).	15
Bruce C. Long 1945	Trustee	Since 2009	Global Financial Consultant.	15
Robert E. Rigsby 1949	Trustee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	15
Interested Trustee
David Salter(4) 1975	Trustee, Chairman of the Board, and President	Since 2016 (Previously Vice President since 2014)	Partner, Baillie Gifford & Co. (investment adviser); CEO & Chairman, Baillie Gifford Funds Services LLC (broker-dealer).	15

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than Officers who are also Trustees)

Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co. (investment adviser).
Michael Stirling-Aird 1977	Vice President	Since 2012	Client Service Director, Baillie Gifford Overseas Limited (investment adviser).
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co. (investment adviser); Manager, Baillie Gifford International LLC with oversight of marketing performed in North America.
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).
Gareth Griffiths 1973	Secretary Chief Legal Officer	Since 2015 Since 2017	Senior Legal Counsel for Baillie Gifford & Co (investment adviser).
Graham Laybourn 1966	Vice President	Since 2018 (Previously CCO since 2005)	Partner, Baillie Gifford & Co. (investment adviser).

29

Supplemental Information (unaudited)

Annual Report December 31, 2018

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation During Past 5 Years(2)
Officers (other than Officers who are also Trustees)

Suzanne Quinn 1979	Chief Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co. (investment adviser).
Evan Delaney 1969	Chief Risk Officer	Since 2013	Partner, Baillie Gifford & Co. (investment adviser); Group Chief Risk Officer, Director of Business Risk and Internal Audit, Baillie Gifford Group (investment adviser).
Lesley-Anne Archibald 1988	Vice President	Since 2017	Assistant Manager, North American Funds Operations Department, Baillie Gifford & Co. (investment adviser).

The address of each Trustee and Officer of the Trust is c/o Baillie Gifford Funds, Calton Square, 1 Greenside Row, Edinburgh, Scotland EH1 3AN.

(1)  There is no stated term of office for the Trustees and a Trustee may serve until such Trustee reaches the age of 75 years. Thereafter, such Trustee offers to tender his or her resignation from the Board, and the Nominating and Governance Committee, at its discretion, makes a recommendation to the Board whether to accept or reject such resignation annually. The Chairman of the Board and President of the Trust are elected annually by the Board of Trustees. Other officers may be elected or appointed by the Trustees at any time.

(2)  Previous positions during the past five years with Baillie Gifford & Co., the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

(3)  The number of Funds in the Fund complex overseen by the Trustee includes the Asia ex Japan Fund, a series of the Trust which has not yet commenced operations.

(4)  David Salter is an "interested person" (as defined in the 1940 Act) of the Trust or the Manager due to his positions with the Manager (Baillie Gifford Overseas Limited.) and his role as an officer of the Trust.

Additional information regarding the Trustees is in the Fund's Statement of Additional Information and is available upon request, without charge, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

A description of the Fund's proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent

12-month period ended December 31 is also available without charge upon request by calling Baillie Gifford Overseas Limited at 011-44-131-275-2000 or by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov. Shareholders may submit to the Trust claims for reimbursement of telephone charges incurred in placing such calls.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q (or, once the Fund begins filings on Form N-PORT in April 2019, as an exhibit to its Form N-PORT). The Fund's Form N-Q is available on the SEC's website at http://www.sec.gov. The Fund's holdings can also be found at Baillie Gifford Funds website: http://USmutualfund.bailliegifford.com.

30

Item 2. Code of Ethics.

(a)         The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         Not applicable.

(c)          There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)         The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)          Not applicable.

(f)           The registrant’s Code of Ethics is attached hereto as an exhibit.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s Board of Trustees has determined that Mr. Robert E. Rigsby, is qualified to serve as an audit committee financial expert serving on its audit oversight committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)         The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $263,600 for 2018 and $240,800 for 2017.

Audit-Related Fees

(b)         The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2018 and $0 for 2017.

Tax Fees

(c)          The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $78,000 for 2018 and $72,000 for 2017.

These services are related to the review of federal and state income tax returns, excise tax returns, and the review of the distribution requirements for excise tax purposes.

All Other Fees

(d)         The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $10,105 for 2018 and $0 for 2017.

These services are related to services rendered to the investment adviser for tax compliance, tax planning and tax advice.

(e)(1)   In order for the Trust’s accountant to remain independent, the following engagements must be approved in advance by the Trust’s Audit Oversight Committee or pursuant to the Pre-Approval Policies and Procedures for Audit and Non-Audit Services, as adopted by the Trust’s Audit Oversight Committee:

(a)         any engagement of the accountant to provide audit services or non-audit services to the Trust; and

(b)         any engagement of the accountant to provide non-audit services to the Trust’s investment adviser, or any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Trust (“Service Providers”), if the engagement relates directly to the operations and financial reporting of the Trust.

(e)(2)   The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Audit Related Fees — Not Applicable

(c) Tax Fees — 100%

(d) All Other Fees — 100%

(f)           Not applicable.

(g)          The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $10,105 for 2018 and $0 for 2017.

(h)         Not applicable.

Item 5.   Audit Committee of Listed Registrants.

Not applicable.

Item 6.   Investments.

(a)               Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)               In accordance with Section 13(c) of the Investment Company Act of 1940, the registrant has divested itself of the following securities since the filing of its last report or Form N-CSR.

The EAFE Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco AB — A Shares	ATCO A	SE0011166610	47,173	09/21/2018	1,565,519	Sudan Accountability and Divestment Act of 2007;

The International Choice Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco AB — B Shares	ATCO B	SE0011166628	9,105	12/07/2018	252,105	Sudan Accountability and Divestment Act of 2007;

The International Concentrated Growth Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco AB — B Shares	ATCO B	SE0011166628	2,883	12/27/2018	27,186	Sudan Accountability and Divestment Act of 2007;

The International Equity Fund

Name of Issuer	Exchange Ticker Symbol	Security Identifier (CUSIP number/ISIN)	Total Number of Shares Divested	Date Securities were Divested	Amount Held on Filing Date	Statute
Atlas Copco AB — B Shares	ATCO B	SE0011166628	64,449 37,404	07/31/2018 09/03/2018	1,182,670 1,177,823	Sudan Accountability and Divestment Act of 2007;

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)         The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)         There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)                  Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)                  Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)                  Not applicable.

(a)(4)                  Not applicable.

(b)         Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Baillie Gifford Funds

By (Signature and Title)*	/s/ David Salter
David Salter, President
(principal executive officer)

Date	March 1, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ David Salter
David Salter, President
(principal executive officer)

Date	March 1, 2019

By (Signature and Title)*	/s/ Lindsay Cockburn
Lindsay Cockburn, Treasurer
(principal financial officer)

Date	March 1, 2019

* Print the name and title of each signing officer under his or her signature.